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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8934

ING Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

Classes ADV, I and S

Domestic Equity Index Portfolios

■  ING VP Index Plus LargeCap Portfolio

■  ING VP Index Plus MidCap Portfolio

■  ING VP Index Plus SmallCap Portfolio

Strategic Allocation Portfolios

■  ING VP Strategic Allocation Conservative Portfolio (Formerly, ING VP Strategic Allocation Income Portfolio)

■  ING VP Strategic Allocation Growth Portfolio

■  ING VP Strategic Allocation Moderate Portfolio (Formerly, ING VP Strategic Allocation Balanced Portfolio)

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	33

Portfolios of Investments	46

Tax Information	97

Director and Officer Information	98

Advisory Contract Approval Discussion	101

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

disparities, ranging from –2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP INDEX PLUS LARGECAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Index Plus LargeCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co.* — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 14.58% compared to the S&P 500® Index, which returned 15.79% for the same period.

Portfolio Specifics: December was a rebound month for portfolio results as most of our factors performed well when the low quality rally ended and stocks with attractive valuations were bid up. Prior to December, the Portfolio struggled to keep pace with the overall market, which was up sharply. Overall, the Portfolio underperformed the benchmark for the year.

Valuation factors were positive during the year, while earnings quality and growth factors were flat and market recognition detracted from performance. Specific valuation factors that worked well included price to book and price to earnings before interest, taxes, depreciation, and amortization. Within quality, capital expenditures/depreciation worked well. In contrast, market recognition factors such as price momentum and estimate revisions were negatives.

An underweight in financials, combined with favorable security selection benefited the Portfolio. Security selection worked well in diversified financials including such stocks as Goldman Sachs Group, Inc. and Morgan Stanley. Both were overweight positions ranked high in terms of market recognition and valuation factors. Both companies appreciated due to key acquisitions in 2006. An overweight position in AT&T, Inc. contributed to performance, as it gained significantly over the year. The gains came as the AT&T, Inc. and BellSouth Corp. merger was announced along with some other key acquisitions during the year. Security selection in information technology also helped. An underweight position in Yahoo!, Inc., which ranked poorly in terms of valuation and market recognition, added to performance as the stock price slipped due to poor earnings news. Overweight positions in high quality companies including Cisco Systems, Inc. and Hewlett-Packard Co. helped the Portfolio as both rose on the back of strong earnings and acquisitions.

In contrast, security selection in health care, particularly in Express Scripts, Inc. acted as a drag. An underweight position in materials along with poor stock selection negatively impacted the Portfolio. Freeport-McMoRan Copper & Gold, Inc., a well ranked stock and a slight overweight, detracted from performance. The company warned of lower copper output in June 2006. Additionally, in media, an underweight in Time Warner Cable, Inc., one of the lowest quality stocks in our universe with poor fundamentals hurt the Portfolio. The stock rallied as it reduced debt, bought back shares, completed its acquisition of Adelphia Communications Corp., now Time Warner Cable, Inc. and cleaned up its relationship with Comcast Corp.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Portfolio to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of December 31, 2006, the Portfolio was overweight financials and energy and underweight consumer staples and industrials. However, our sector exposures are a function of individual stock selection and by design quite close to the S&P 500® Index.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	4.5%
General Electric Co.	2.9%
Citigroup, Inc.	2.9%
Bank of America Corp.	2.6%
JPMorgan Chase & Co.	2.0%
Microsoft Corp.	2.0%
Cisco Systems, Inc.	1.9%
Chevron Corp.	1.8%
International Business Machines Corp.	1.7%
Procter & Gamble Co.	1.5%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	14.58%	5.73%	8.51%	—
Class S	14.28%	5.46%	—	4.08%
S&P 500® Index(1)	15.79%	6.19%	8.42%	4.78	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)  Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INDEX PLUS MIDCAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Index Plus MidCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 9.44% compared to the S&P MidCap 400 Index(1), which returned 10.32% for the same period.

Portfolio Specifics: Mid-cap generally stocks performed well in 2006, particularly in the second half of the year. With the U.S. Federal Reserve Board on hold, many investors were willing to take on more risky assets which helped the mid cap rally for the quarter. The Portfolio caught up with the rally this quarter but ended below the benchmark for the year.

An underweight in the energy sector combined with stock selection helped the Portfolio. An underweight position in Arch Coal, Inc., which declined during the year, was a positive. Arch Coal, Inc.'s earnings were lower than analyst estimates due to weak demand and low prices. An overweight position in Noble Energy, Inc., which ranked attractively in terms of quality and valuation, as well as market recognition helped. The stock gained during the year as it acquired United States Exploration, and saw its earnings rise due to tax benefits. An overweight position in retail stock American Eagle Outfitters also significantly benefited returns. The company ranked very highly in terms of quality and valuation, as well as market recognition, and its stock price rose sharply during the year as increased same store sales helped earnings growth.

In contrast, stock selection and an overweight in the financials sector hurt the Portfolio, due in part to and underweight and adverse stock selection in the real estate industry group. United Dominion Realty Trust, Inc. and Developers Diverse Realty Corp. detracted from performance. The Portfolio was underweight in both stocks as they ranked poorly in terms of valuation. Both rose markedly during the year, with United Dominion Realty Trust, Inc. appreciating on the back of positive earnings and Developers Diverse Realty Corp. rose due to key acquisitions. An underweight position in Commerce Bancorp., which registered most of its gains in the first half of the year as it opened 65 new branches, negatively impacted the strategy. The stock scored poorly on valuation and market recognition factors.

Stock selection in the information technology sector detracted from performance. Positions in Activision and Cognizant Technology Solutions Corp. acted as a drag. Both companies gained due to strong earnings. We were underweight in both due to poor valuation. Activision, Inc. and Cognizant Technology Solutions Corp. are no longer a part of the Portfolio.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe our analysis positions the Portfolio to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of December 31, 2006, the Portfolio was overweight in the information technology and financials sectors and underweight in the utilities and healthcare sectors. However, our sector exposures are a function of individual stock selection and, by design, quite close to the index.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Everest Re Group Ltd.	1.3%
WR Berkley Corp.	1.3%
Ross Stores, Inc.	1.1%
Manpower, Inc.	1.1%
Tidewater, Inc.	1.0%
American Eagle Outfitters	1.0%
AnnTaylor Stores Corp.	1.0%
Payless Shoesource, Inc.	1.0%
Sybase, Inc.	1.0%
Granite Construction, Inc.	0.9%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Class I December 16, 1997		Since Inception of Class S July 16, 2001
Class I	9.44%	10.54%	12.53%		—
Class S	9.12%	10.27%	—		9.56%
S&P MidCap 400 Index(1)	10.32%	10.89%	11.56	%(2)	10.00	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)  Since inception performance for the index is shown from January 1, 1998.

(3)  Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INDEX PLUS SMALLCAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Index Plus SmallCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 13.82% compared to the S&P SmallCap 600 Index(1), which returned 15.12% for the same period.

Portfolio Specifics: Small-cap stocks generally performed well in 2006, particularly in the second half of the year. With the U.S. Federal Reserve Board on hold, investors were willing to buy into more risky assets which helped the small-cap rally. The Portfolio caught up with the rally in December, but underperformed the benchmark for the year.

An overweight in Frontier Oil Corp., which ranked well in terms of market recognition and valuation, added to performance. The stock rallied as it increased its quarterly cash dividend and bought back shares. Another big contribution came from an underweight in Massey Energy Co., which declined due to a third quarter earnings disappointment. Superior security selection in consumer discretionary added to performance. Overweight positions in Jack in the Box, Inc. and Gymboree Corp. helped, as both ranked highly in terms of market recognition. Jack in the Box Inc.'s profits increased and beat analysts' earnings expectations, while Gymboree Corp.'s strong same store sales helped raise its earnings guidance for the fourth quarter.

In contrast, an overweight in the financials sector, along with security selection hurt the Portfolio. Shurgard Storage Centers, Inc., a real estate investment trust, and Fremont General Corp., in banking, were notable detractors. Shurgard Storage Centers, Inc., an underweight position, rose during the period. Fremont General Corp., an overweight, saw its profits fall in the third quarter even though it ranked highly in terms of valuation. Security selection in information technology detracted from performance. An underweight position in software and services company, THQ, Inc., which ranked low in terms of quality, and technology and hardware equipment company, Daktronics, Inc., which had poor valuation scores, hurt the most. Both rose markedly during the year on the back of strong earnings.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe our analysis positions the Portfolio to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of December 31, 2006, the Portfolio was overweight in the consumer discretionary and financials sectors and underweight in the information technology and utilities sectors. However, our sector exposures are a function of individual stock selection and, by design, quite close to the index.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Amerigroup Corp.	1.1%
Skywest, Inc.	1.0%
Frontier Oil Corp.	1.0%
Group 1 Automotive, Inc.	0.8%
Phillips-Van Heusen	0.8%
Piper Jaffray Cos.	0.8%
Gymboree Corp.	0.8%
NVR, Inc.	0.8%
HUB Group, Inc.	0.7%
Philadelphia Consolidated Holding Co.	0.7%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Class I December 19, 1997		Since Inception of Class S July 16, 2001
Class I	13.82%	12.05%	9.47%		—
Class S	13.48%	11.77%	—		11.21%
S&P SmallCap 600 Index(1)	15.12%	12.49%	10.12	%(2)	11.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(2)  Since inception performance for the index is shown from January 1, 1998.

(3)  Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Strategic Allocation Conservative Portfolio (the "Portfolio") seeks to provide total return consistent with preservation of capital. The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager and Brian Gendreau, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 8.37% compared to the Lehman Brothers® Aggregate Bond Index(1) ("LBAB Index") and the ING Strategic Allocation Conservative Composite Index(2) ("Composite Index"), which returned 4.33% and 8.29%, respectively, for the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed income securities generally did well. The Portfolio's asset allocations efforts were positive against the Composite Index, mainly due to an overweight in international and an underweight in fixed income. International stocks continued to rally on news of strong earnings growth in Japan and Europe, and as a result of the positive outlook for growth abroad. After 17 consecutive rate hikes by the Federal Open Market Committee it appears the U.S. Federal Reserve Board ("Fed") is on hold and the futures markets has even priced in a rate cut sometime in 2007. Our view is that the Fed is unlikely to raise rates further in the near term unless the economy shows signs of rapid growth or inflation rises. With the yield curve remaining inverted, we continue to underweight fixed income.

The domestic equity portion of the Portfolio underperformed its sub-benchmark, the Russell 3000® Index, as a result of both sector allocation and security selection. Sector allocation suffered primarily from an underweight position in telecommunication services, which was the best-performing sector in the index. While security selection in consumer discretionary, energy, consumer staples and health care hurt the Portfolio, telecommunication services, information technology and industrials holdings helped. Security selection was strongest in large-cap stocks, while selection in mid-and small-cap securities acted as a drag. Valuation and quality factors positively impacted performance, while market recognition factors hurt.

The international portion of the Portfolio underperformed the sub-benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East® ("MSCI EAFE®") Index, due to unfavorable security selection, primarily in consumer discretionary, industrials and information technology. However, selection in consumer staples, health care and utilities benefited the Portfolio. Regionally, an overweight in emerging markets helped, while underweight positions in developed Asia and Europe acted as a drag.

The fixed income portion of the Portfolio underperformed the LBAB Index. Our short duration positioning hurt the Portfolio at the beginning of the period, but was beneficial in December. A relative underweight in corporate bonds acted as a drag as the sector outperformed Treasuries. Security selection in mortgage-backed securities was largely beneficial with our adjustable-rate mortgages adding to relative results. In December, our position in long corporate bonds and subordinated paper with maturities of 10 and 30 years was positive. In contrast, our exposure to a telecommunication company bond hindered results when spreads widened after the company missed earnings estimates following its merger with another wireless company.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the Fed has slowed the U.S. economy. We expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate. While residential investment continues to decline, lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen, and the inversion of U.S. Treasury yield curve has become much more pronounced in the one to three year range, suggesting growing confidence in eventual Fed easing. On an asset allocation basis, we have maintained our overweight in international equities.

Investment Type Allocation as of December 31, 2006 (as a percent of net assets)
Common Stock	46.7%
Collateralized Mortgage Obligations	15.9%
U.S. Government Agency Obligations	15.3%
Repurchase Agreement	10.0%
Corporate Bonds/Notes	8.3%
U.S. Treasury Obligations	6.4%
Commercial Paper	3.4%
Preferred Stock	0.8%
Asset-Backed Securities	0.7%
Municipal Bonds	0.5%
Equity-Linked Securities	0.3%
Other Assets and Liabilities - Net*	(8.3)%
Net Assets	100.0%

*  Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Federal National Mortgage Association, 5.000%, due 01/12/36	4.5%
U.S. Treasury Bond, 4.500%, due 02/15/36	1.8%
MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	1.7%
U.S. Treasury Bond, 4.625%, due 11/15/16	1.6%
ExxonMobil Corp.	1.6%
Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.567%, due 01/25/47	1.0%
Citigroup, Inc.	1.0%
General Electric Co.	1.0%
Bank of America Corp.	0.9%
Washington Mutual, Inc., 5.667%, due 11/25/46	0.8%

*  Excludes short-term investments related to commercial paper, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006*

	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	8.37%	5.72%	5.89%	—
Class S	8.13%	—	—	6.81%
LBAB Index(1)	4.33%	5.06%	6.24%	3.65	%(3)
Composite Index(2)	8.29%	6.01%	6.71%	6.75	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Conservative Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.

(2)  The Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)  Since inception performance for the index is shown from
August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Strategic Allocation Growth Portfolio (the "Portfolio") seeks to provide capital appreciation. The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager and Brian Gendreau, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 13.19% compared to the Russell 3000® Index(1) and the ING Strategic Allocation Growth Composite Index(2) ("Composite Index"), which returned 15.72% and 14.45%, respectively, for the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed income securities generally did well. The Portfolio's asset allocations efforts were positive against the Composite Index, mainly due to an overweight in international and an underweight in fixed income. International stocks continued to rally on news of strong earnings growth in Japan and Europe, and as a result of the positive outlook for growth abroad. After 17 consecutive rate hikes by the Federal Open Market Committee it appears the U.S. Federal Reserve Board ("Fed") is on hold and the futures markets has even priced in a rate cut sometime in 2007. Our view is that the Fed is unlikely to raise rates further in the near term unless the economy shows signs of rapid growth or inflation rises. With the yield curve remaining inverted, we continue to underweight fixed income.

The domestic equity portion of the Portfolio underperformed its sub-benchmark, the Russell 3000® Index, as a result of both sector allocation and security selection. Sector allocation suffered primarily from an underweight position in telecommunication services, which was the best-performing sector in the index. While security selection in consumer discretionary, energy, consumer staples and health care hurt the Portfolio, telecommunication services, information technology and industrials holdings helped. Security selection was strongest in large-cap stocks, while selection in mid-and small-cap securities acted as a drag. Valuation and quality factors positively impacted performance, while market recognition factors hurt.

The international portion of the Portfolio underperformed the sub-benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East® ("MSCI EAFE®") Index, due to unfavorable security selection, primarily in consumer discretionary, industrials and information technology. However, selection in consumer staples, health care and utilities benefited the Portfolio. Regionally, an overweight in emerging markets helped, while underweight positions in developed Asia and Europe acted as a drag.

The fixed income portion of the Portfolio underperformed the Lehman Brothers® Aggregate Bond Index. Our short duration positioning hurt the Portfolio at the beginning of the period, but was beneficial in December. A relative underweight in corporate bonds acted as a drag as the sector outperformed Treasuries. Security selection in mortgage-backed securities was largely beneficial with our adjustable-rate mortgages adding to relative results. In December, our position in long corporate bonds and subordinated paper with maturities of 10 and 30 years was positive. In contrast, our exposure to a telecommunication company bond hindered results when spreads widened after the company missed earnings estimates following its merger with another wireless company.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the Fed has slowed the U.S. economy. We expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate. While residential investment continues to decline, lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen, and the inversion of U.S. Treasury yield curve has become much more pronounced in the one to three year range, suggesting growing confidence in eventual Fed easing. On an asset allocation basis, we have maintained our overweight in international equities.

Investment Type Allocation as of December 31, 2006 (as a percent of net assets)
Common Stock	88.5%
Collateralized Mortgage Obligations	3.9%
U.S. Government Agency Obligations	3.3%
Repurchase Agreement	3.1%
Corporate Bonds/Notes	2.1%
U.S. Treasury Obligations	0.9%
Asset-Backed Securities	0.2%
Preferred Stock	0.2%
Equity-Linked Securities	0.1%
Municipal Bonds	0.1%
Other Assets and Liabilities - Net*	(2.4)%
Net Assets	100.0%

*  Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	2.6%
Citigroup, Inc.	1.7%
General Electric Co.	1.6%
Bank of America Corp.	1.5%
JPMorgan Chase & Co.	1.1%
Microsoft Corp.	1.1%
Cisco Systems, Inc.	1.1%
Chevron Corp.	1.0%
International Business Machines Corp.	1.0%
Federal National Mortgage Association, 5.500%, due 01/12/36	0.9%

*  Excludes short-term investments related to repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006*

	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	13.19%	7.62%	6.13%	—
Class S	12.91%	—	—	11.50%
Russell 3000® Index(1)	15.72%	7.17%	8.64%	12.37	%(3)
Composite Index(2)	14.45%	8.54%	8.25%	12.05	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)  The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)  The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)  Since inception performance for the index is shown from
August 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Strategic Allocation Moderate Portfolio (the "Portfolio") seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager and Brian Gendreau, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 11.17% compared to the Russell 3000® Index(1) and the ING Strategic Allocation Balanced Composite Index(2) ("Composite Index"), which returned 15.72% and 11.63%, respectively, for the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed income securities generally did well. The Portfolio's asset allocations efforts were positive against the Composite Index, mainly due to an overweight in international and an underweight in fixed income. International stocks continued to rally on news of strong earnings growth in Japan and Europe, and as a result of the positive outlook for growth abroad. After 17 consecutive rate hikes by the Federal Open Market Committee it appears the U.S. Federal Reserve Board ("Fed") is on hold and the futures markets has even priced in a rate cut sometime in 2007. Our view is that the Fed is unlikely to raise rates further in the near term unless the economy shows signs of rapid growth or inflation rises. With the yield curve remaining inverted, we continue to underweight fixed income.

The domestic equity portion of the Portfolio underperformed its sub-benchmark, the Russell 3000® Index, as a result of both sector allocation and security selection. Sector allocation suffered primarily from an underweight position in telecommunication services, which was the best-performing sector in the index. While security selection in consumer discretionary, energy, consumer staples and health care hurt the Portfolio, telecommunication services, information technology and industrials holdings helped. Security selection was strongest in large-cap stocks, while selection in mid-and small-cap securities acted as a drag. Valuation and quality factors positively impacted performance, while market recognition factors hurt.

The international portion of the Portfolio underperformed the sub-benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East® ("MSCI EAFE®") Index, due to unfavorable security selection, primarily in consumer discretionary, industrials and information technology. However, selection in consumer staples, health care and utilities benefited the Portfolio. Regionally, an overweight in emerging markets helped, while underweight positions in developed Asia and Europe acted as a drag.

The fixed income portion of the Portfolio underperformed the Lehman Brothers® Aggregate Bond Index. Our short duration positioning hurt the Portfolio at the beginning of the period, but was beneficial in December. A relative underweight in corporate bonds acted as a drag as the sector outperformed Treasuries. Security selection in mortgage-backed securities was largely beneficial with our adjustable-rate mortgages adding to relative results. In December, our position in long corporate bonds and subordinated paper with maturities of 10 and 30 years was positive. In contrast, our exposure to a telecommunication company bond hindered results when spreads widened after the company missed earnings estimates following its merger with another wireless company.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the Fed has slowed the U.S. economy. We expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate. While residential investment continues to decline, lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen, and the inversion of U.S. Treasury yield curve has become much more pronounced in the one to three year range, suggesting growing confidence in eventual Fed easing. On an asset allocation basis, we have maintained our overweight in international equities.

Investment Type Allocation as of December 31, 2006 (as a percent of net assets)
Common Stock	73.0%
Repurchase Agreement	7.1%
Collateralized Mortgage Obligations	6.8%
U.S. Government Agency Obligations	6.6%
Corporate Bonds/Notes	4.0%
U.S. Treasury Obligations	3.2%
Commercial Paper	1.8%
Preferred Stock	0.4%
Asset-Backed Securities	0.3%
Equity-Linked Securities	0.2%
Municipal Bonds	0.2%
Other Assets and Liabilities - Net*	(3.6)%
Net Assets	100.0%

*  Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
ExxonMobil Corp.	2.4%
General Electric Co.	1.6%
Citigroup, Inc.	1.5%
Bank of America Corp.	1.4%
Federal National Mortgage Association, 5.500%, due 01/12/36	1.3%
JPMorgan Chase & Co.	1.1%
Microsoft Corp.	1.1%
Cisco Systems, Inc.	1.0%
U.S. Treasury Note, 4.625%, due 11/30/08	1.0%
Federal National Mortgage Association, 5.000%, due 01/12/36	1.0%

*  Excludes short-term investments related to commercial paper, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2006*

	1 Year	5 Year	10 Year	Since Inception of Class S June 7, 2005
Class I	11.17%	6.75%	5.92%	—
Class S	10.80%	—	—	9.34%
Russell 3000® Index(1)	15.72%	7.17%	8.64%	14.36	%(3)
Composite Index(2)	11.63%	7.58%	7.66%	10.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1)  The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)  The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)  Since inception performance for the index is shown from
June 1, 2005.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

PORTFOLIO MANAGERS' REPORT

ADDITIONAL INFORMATION

Asset Class
	ING VP Strategic Allocation Conservative Portfolio(1)	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio(2)
Equities
Domestic Stocks
Range	0-70%	10-100%	0-75%
International Stocks
Range	0-20%	0-30%	0-20%
Fixed Income
Range	0-100%	0-40%	0-70%
Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)  ING Strategic Allocation Conservative Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)  ING Strategic Allocation Moderate Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING VP Strategic Allocation Conservative Portfolio, ING VP Strategic Allocation Growth Portfolio and ING VP Strategic Allocation Moderate Portfolio, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000® Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Conservative Composite(6)	35%	0%	55%	10%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Moderate Composite(8)	55%	5%	35%	5%

(3)  The Russell 3000® Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East® (MSCI EAFE®) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)  The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)  The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)  The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)  The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Index Plus LargeCap Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,122.70	0.43%	$2.30
Class S	1,000.00	1,121.80	0.68	3.64
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.04	0.43%	$2.19
Class S	1,000.00	1,021.78	0.68	3.47
ING VP Index Plus MidCap Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,050.60	0.49%	$2.53
Class S	1,000.00	1,048.80	0.74	3.82
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Index Plus SmallCap Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class I	$1,000.00	$1,056.40	0.49%	$2.54
Class S	1,000.00	1,054.50	0.74	3.83
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77
ING VP Strategic Allocation Conservative Portfolio
Actual Portfolio Return
Class ADV†	$1,000.00	$1,000.00	1.15%	$0.09
Class I	1,000.00	1,071.10	0.65	3.39
Class S	1,000.00	1,069.70	0.90	4.70
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,000.32	1.15%	$0.09
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
ING VP Strategic Allocation Growth Portfolio
Actual Portfolio Return
Class ADV†	$1,000.00	$1,000.00	1.21%	$0.10
Class I	1,000.00	1,099.90	0.71	3.76
Class S	1,000.00	1,098.20	0.96	5.08
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,000.31	1.21%	$0.10
Class I	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,020.37	0.96	4.89
ING VP Strategic Allocation Moderate Portfolio
Actual Portfolio Return
Class ADV†	$1,000.00	$1,000.00	1.20%	$0.10
Class I	1,000.00	1,089.60	0.70	3.69
Class S	1,000.00	1,087.60	0.95	5.00
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,000.31	1.20%	$0.10
Class I	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,020.42	0.95	4.84

†  Commencement of operations for Class ADV was December 29, 2006. Expenses paid reflect the three day period ended December 31, 2006 with 0.00% return.

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio, and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc. and ING VP Strategic Allocation Conservative Portfolio (formerly, ING VP Strategic Allocation Income Portfolio), ING VP Strategic Allocation Growth Portfolio, and ING VP Strategic Allocation Moderate Portfolio (formerly, ING VP Strategic Allocation Balanced Portfolio), each a series of ING Strategic Allocation Portfolios, Inc., as of December 31, 2006, the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$2,499,585,293	$1,368,320,794	$927,184,191
Short-term investment in affiliates at amortized cost	49,000,000	5,000,000	8,000,000
Short-term investments at amortized cost	247,836,874	310,743,528	223,248,758
Cash	—	—	995,322
Cash collateral for futures	2,562,000	256,500	499,500
Receivables:
Investment securities sold	—	114,153,337	75,293,627
Fund shares sold	2,052,301	989,218	602,251
Dividends and interest	3,744,328	866,806	816,435
Prepaid expenses	65,661	37,213	24,580
Total assets	2,804,846,457	1,800,367,396	1,236,664,664
LIABILITIES:
Payable for investment securities purchased	—	111,706,913	69,924,713
Payable for fund shares redeemed	8,990,634	885,757	959,636
Payable for futures variation margin	228,150	54,730	120,091
Payable upon receipt of securities loaned	232,872,874	310,743,528	215,814,758
Payable to affiliates	920,356	587,838	411,755
Payable to custodian due to bank overdraft	24,686	—	—
Payable for borrowings against line of credit	—	598,315	—
Payable for directors fees	19,962	6,908	4,162
Other accrued expenses and liabilities	156,747	92,787	68,518
Total liabilities	243,213,409	424,676,776	287,303,633
NET ASSETS	$2,561,633,048	$1,375,690,620	$949,361,031
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,348,048,344	$1,172,108,102	$792,965,162
Undistributed net investment income	31,450,677	10,574,611	3,488,031
Accumulated net realized gain (loss) on investments and futures	(73,444,754)	96,471,802	82,189,591
Net unrealized appreciation on investments and futures	255,578,781	96,536,105	70,718,247
NET ASSETS	$2,561,633,048	$1,375,690,620	$949,361,031
+Including securities loaned at value	$226,076,158	$299,977,097	$207,661,258
*Cost of investments in securities	$2,244,124,989	$1,271,638,800	$856,335,862
Class I:
Net assets	$2,352,192,871	$1,148,074,269	$745,114,613
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	134,554,768	60,783,966	41,417,504
Net asset value and redemption price per share	$17.48	$18.89	$17.99
Class S:
Net assets	$209,440,177	$227,616,351	$204,246,418
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,090,682	12,177,207	11,480,925
Net asset value and redemption price per share	$17.32	$18.69	$17.79

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio
ASSETS:
Investments in securities at value+*	$139,645,241	$296,698,636	$283,643,723
Short-term investments at amortized cost	40,393,799	46,210,489	65,447,729
Cash	27,014	19,178	21,058,543
Cash collateral for futures	86,961	112,163	120,208
Foreign currencies at value**	8	187	—
Receivables:
Investment securities sold	1,925,324	3,454,741	2,631,260
Fund shares sold	1,148	1,364	1,511
Dividends and interest	573,286	586,286	736,956
Variation margin receivable	5,063	719	4,219
Prepaid expenses	4,234	8,404	8,800
Reimbursement due from manager	9,538	—	6,378
Total assets	182,671,616	347,092,167	373,659,327
LIABILITIES:
Payable for investment securities purchased	13,969,217	9,268,568	33,237,665
Payable for fund shares redeemed	723,363	1,819,563	1,867,269
Payable for futures variation margin	15,985	10,819	15,219
Payable upon receipt of securities loaned	20,711,495	37,007,489	38,901,277
Payable to affiliates	82,418	166,989	168,082
Payable to custodian due to foreign currency overdraft	—	—	215
Payable for directors fees	4,371	2,926	7,171
Other accrued expenses and liabilities	50,172	55,780	53,270
Total liabilities	35,557,021	48,332,134	74,250,168
NET ASSETS	$147,114,595	$298,760,033	$299,409,159
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$127,773,425	$232,584,176	$246,114,259
Undistributed net investment income	4,696,995	5,107,112	6,584,365
Accumulated net realized gain on investments, foreign currency related transactions, and futures	2,757,067	14,331,892	8,472,620
Net unrealized appreciation on investments, foreign currency related transactions, and futures	11,887,108	46,736,853	38,237,915
NET ASSETS	$147,114,595	$298,760,033	$299,409,159
+ Including securities loaned at value	$20,140,331	$35,851,298	$37,768,136
* Cost of investments in securities	$127,752,263	$249,940,445	$245,390,422
** Cost of foreign currencies	$8	$187	$—
Class ADV:
Net assets	$1,000	$1,000	$1,000
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	74	59	65
Net asset value and redemption price per share	$13.53	$17.06	$15.32
Class I:
Net assets	$146,397,007	$298,450,691	$298,714,931
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,803,425	17,496,213	19,501,988
Net asset value and redemption price per share	$13.55	$17.06	$15.32
Class S:
Net assets	$716,588	$308,342	$693,228
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	53,078	18,137	45,390
Net asset value and redemption price per share	$13.50	$17.00	$15.27

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$40,790,404	$17,254,974	$7,829,661
Interest(1)	1,246,805	557,364	454,211
Securities lending income	54,139	536,689	406,036
Total investment income	42,091,348	18,349,027	8,689,908
EXPENSES:
Investment management fees	7,813,259	5,213,452	3,432,609
Distribution and service fees	832,879	621,056	633,082
Transfer agent fees	1,252	183	803
Administrative service fees	1,227,763	716,826	471,968
Shareholder reporting expense	94,694	69,729	43,748
Registration fees	6,183	3,409	2,209
Professional fees	139,140	85,594	58,433
Custody and accounting expense	221,404	152,705	133,550
Directors fees	131,378	81,040	52,119
Miscellaneous expense	149,496	83,369	53,883
Interest expense	79	1,959	198
Total expenses	10,617,527	7,029,322	4,882,602
Net waived and reimbursed fees	(3,233)	(712)	(123)
Net expenses	10,614,294	7,028,610	4,882,479
Net investment income	31,477,054	11,320,417	3,807,429
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	163,690,235	104,833,575	85,610,442
Futures	1,555,372	562,025	85,285
Net realized gain on investments and futures	165,245,607	105,395,600	85,695,727
Net change in unrealized appreciation or depreciation on:
Investments	114,859,843	(6,084,116)	17,613,862
Futures	211,473	(141,597)	(130,082)
Net change in unrealized appreciation or depreciation on investments and futures	115,071,316	(6,225,713)	17,483,780
Net realized and unrealized gain on investments and futures	280,316,923	99,169,887	103,179,507
Increase in net assets resulting from operations	$311,793,977	$110,490,304	$106,986,936
* Foreign taxes withheld	$—	$—	$3,825
(1) Affiliated income	$231,859	$48,596	$11,464

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,368,542	$4,876,122	$3,962,222
Interest	4,218,271	2,318,039	4,606,882
Securities lending income	58,628	40,450	84,457
Total investment income	5,645,441	7,234,611	8,653,561
EXPENSES:
Investment management fees	889,028	1,751,654	1,762,375
Distribution and service fees	1,051	457	1,252
Transfer agent fees	183	365	401
Administrative service fees	81,491	160,563	161,545
Shareholder reporting expense	4,995	16,425	12,788
Registration fees	806	1,546	1,252
Professional fees	12,421	27,767	22,520
Custody and accounting expense	53,664	78,085	76,820
Directors fees	8,890	16,600	11,476
Miscellaneous expense	14,781	21,233	23,251
Total expenses	1,067,310	2,074,695	2,073,680
Net waived and reimbursed fees	(101,707)	—	(15,186)
Net expenses	965,603	2,074,695	2,058,494
Net investment income	4,679,838	5,159,916	6,595,067
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	4,290,212	17,961,247	11,879,489
Foreign currency related transactions	(19,314)	(49,588)	(39,562)
Futures	(122,794)	166,238	17,259
Net realized gain on investments, foreign currency related transactions, and futures	4,148,104	18,077,897	11,857,186
Net change in unrealized appreciation or depreciation on:
Investments	3,136,689	12,974,274	12,600,521
Foreign currency related transactions	642	4,626	2,008
Futures	(26,584)	(16,364)	(30,888)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	3,110,747	12,962,536	12,571,641
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	7,258,851	31,040,433	24,428,827
Increase in net assets resulting from operations	$11,938,689	$36,200,349	$31,023,894
* Foreign taxes withheld	$22,283	$101,406	$59,396

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus LargeCap Portfolio		ING VP Index Plus MidCap Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$31,477,054	$22,254,884	$11,320,417	$7,674,447
Net realized gain on investments and futures	165,245,607	133,084,265	105,395,600	88,493,475
Net change in unrealized appreciation or depreciation on investments and futures	115,071,316	(50,830,501)	(6,225,713)	9,412,728
Net increase in net assets resulting from operations	311,793,977	104,508,648	110,490,304	105,580,650
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(15,985,488)	(18,365,964)	(5,598,196)	(3,361,948)
Class S	(6,122,883)	(4,990,903)	(1,478,795)	(773,217)
Net realized gains:
Class I	—	—	(68,434,199)	(51,641,723)
Class S	—	—	(24,305,765)	(14,146,533)
Total distributions	(22,108,371)	(23,356,867)	(99,816,955)	(69,923,421)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,045,734,833	487,133,637	469,884,334	293,235,680
Dividends reinvested	22,108,371	23,356,867	99,816,955	69,923,421
	1,067,843,204	510,490,504	569,701,289	363,159,101
Cost of shares redeemed	(742,168,372)	(285,443,027)	(327,940,417)	(76,581,417)
Net increase in net assets resulting from capital share transactions	325,674,832	225,047,477	241,760,872	286,577,684
Net increase in net assets	615,360,438	306,199,258	252,434,221	322,234,913
NET ASSETS:
Beginning of year	1,946,272,610	1,640,073,352	1,123,256,399	801,021,486
End of year	$2,561,633,048	$1,946,272,610	$1,375,690,620	$1,123,256,399
Undistributed net investment income at end of year	$31,450,677	$22,117,371	$10,574,611	$7,256,615

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus SmallCap Portfolio		ING VP Strategic Allocation Conservative Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$3,807,429	$3,130,609	$4,679,838	$3,875,244
Net realized gain on investments, foreign currency related transactions, and futures	85,695,727	44,380,246	4,148,104	6,024,537
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	17,483,780	(2,412,384)	3,110,747	(4,139,708)
Net increase in net assets resulting from operations	106,986,936	45,098,471	11,938,689	5,760,073
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,801,475)	(1,005,229)	(3,932,782)	(3,088,074)
Class S	(1,012,877)	(617,095)	(6,475)	—
Net realized gains:
Class I	(23,600,099)	(16,794,162)	(4,796,861)	—
Class S	(20,506,830)	(12,347,644)	(7,947)	—
Total distributions	(46,921,281)	(30,764,130)	(8,744,065)	(3,088,074)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	544,373,542	307,363,456	11,084,498	22,558,625
Dividends reinvested	46,921,281	30,764,130	8,744,065	3,088,074
	591,294,823	338,127,586	19,828,563	25,646,699
Cost of shares redeemed	(413,212,479)	(54,582,141)	(27,591,644)	(28,124,159)
Net increase (decrease) in net assets resulting from capital share transactions	178,082,344	283,545,445	(7,763,081)	(2,477,460)
Net increase (decrease) in net assets	238,147,999	297,879,786	(4,568,457)	194,539
NET ASSETS:
Beginning of year	711,213,032	413,333,246	151,683,052	151,488,513
End of year	$949,361,031	$711,213,032	$147,114,595	$151,683,052
Undistributed net investment income at end of year	$3,488,031	$2,868,688	$4,696,995	$3,938,007

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Strategic Allocation Growth Portfolio		ING VP Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$5,159,916	$3,916,086	$6,595,067	$5,365,085
Net realized gain on investments, foreign currency related transactions, and futures	18,077,897	16,333,674	11,857,186	12,614,403
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	12,962,536	(3,407,926)	12,571,641	(4,526,758)
Net increase in net assets resulting from operations	36,200,349	16,841,834	31,023,894	13,452,730
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,039,806)	(3,375,749)	(5,448,268)	(4,230,268)
Class S	(804)	—	(5,320)	(1,684)
Net realized gains:
Class I	(3,897,573)	—	(6,437,221)	—
Class S	(793)	—	(6,587)	—
Total distributions	(7,938,976)	(3,375,749)	(11,897,396)	(4,231,952)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,211,753	38,357,026	22,323,395	39,779,060
Dividends reinvested	7,938,976	3,375,749	11,897,396	4,231,952
	28,150,729	41,732,775	34,220,791	44,011,012
Cost of shares redeemed	(45,247,026)	(31,098,364)	(43,973,179)	(31,488,536)
Net increase (decrease) in net assets resulting from capital share transactions	(17,096,297)	10,634,411	(9,752,388)	12,522,476
Net increase in net assets	11,165,076	24,100,496	9,374,110	21,743,254
NET ASSETS:
Beginning of year	287,594,957	263,494,461	290,035,049	268,291,795
End of year	$298,760,033	$287,594,957	$299,409,159	$290,035,049
Undistributed net investment income at end of year	$5,107,112	$4,042,457	$6,584,365	$5,454,318

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$15.42		14.82		13.54	10.85	13.86
Income (loss) from investment operations:
Net investment income		$0.23	*	0.19	*	0.22	0.14	0.14
Net realized and unrealized gain (loss) on investments		$2.00		0.60		1.20	2.68	(3.12)
Total from investment operations		$2.23		0.79		1.42	2.82	(2.98)
Less distributions from:
Net investment income		$0.17		0.19		0.14	0.13	0.03
Total distributions		$0.17		0.19		0.14	0.13	0.03
Net asset value, end of year		$17.48		15.42		14.82	13.54	10.85
Total Return(1)%		14.58		5.38		10.58	26.14	(21.53)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$2,352,193		1,389,139		1,511,946	1,389,298	943,520
Ratios to average net assets:
Expenses	%	0.43	(2)	0.45		0.44	0.43	0.45
Net investment income	%	1.46	(2)	1.30		1.55	1.33	1.18
Portfolio turnover rate	%	128		89		70	88	139
	Class S Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$15.30		14.73		13.49	10.83	13.86
Income (loss) from investment operations:
Net investment income		$0.18	*	0.16	*	0.19 *	0.15	0.12
Net realized and unrealized gain (loss) on investments		$1.99		0.59		1.18	2.63	(3.13)
Total from investment operations		$2.17		0.75		1.37	2.78	(3.01)
Less distributions from:
Net investment income		$0.15		0.18		0.13	0.12	0.02
Total distributions		$0.15		0.18		0.13	0.12	0.02
Net asset value, end of year		$17.32		15.30		14.73	13.49	10.83
Total Return(1)%		14.28		5.15		10.26	25.84	(21.74)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$209,440		557,134		128,127	59,500	4,597
Ratios to average net assets:
Expenses	%	0.68	(2)	0.70		0.69	0.68	0.71
Net investment income	%	1.13	(2)	1.10		1.39	1.11	0.93
Portfolio turnover rate	%	128		89		70	88	139

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INDEX PLUS MIDCAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.69		18.16		15.64	11.86	13.54
Income (loss) from investment operations:
Net investment income		$0.17	*	0.16	*	0.09	0.09	0.04
Net realized and unrealized gain (loss) on investments		$1.57		1.77		2.50	3.75	(1.67)
Total from investment operations		$1.74		1.93		2.59	3.84	(1.63)
Less distributions from:
Net investment income		$0.12		0.09		0.07	0.06	0.05
Net realized gain on investments		$1.42		1.31		—	—	—
Total distributions		$1.54		1.40		0.07	0.06	0.05
Net asset value, end of year		$18.89		18.69		18.16	15.64	11.86
Total Return(1)%		9.44		11.14		16.59	32.45	(12.09)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$1,148,074		844,703		678,869	451,213	251,674
Ratios to average net assets:
Expenses	%	0.49	(2)	0.49		0.49	0.50	0.53
Net investment income	%	0.92	(2)	0.87		0.73	0.78	0.61
Portfolio turnover rate	%	84		100		108	113	139
	Class S Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.53		18.05		15.57	11.83	13.52
Income (loss) from investment operations:
Net investment income		$0.12		0.11	*	0.07 *	0.04	0.01
Net realized and unrealized gain (loss) on investments		$1.55		1.75		2.47	3.74	(1.66)
Total from investment operations		$1.67		1.86		2.54	3.78	(1.65)
Less distributions from:
Net investment income		$0.09		0.07		0.06	0.04	0.04
Net realized gain on investments		$1.42		1.31		—	—	—
Total distributions		$1.51		1.38		0.06	0.04	0.04
Net asset value, end of year		$18.69		18.53		18.05	15.57	11.83
Total Return(1)%		9.12		10.84		16.35	32.06	(12.26)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$227,616		278,554		122,153	19,960	5,917
Ratios to average net assets:
Expenses	%	0.74	(2)	0.74		0.74	0.75	0.78
Net investment income	%	0.63	(2)	0.62		0.45	0.54	0.37
Portfolio turnover rate	%	84		100		108	113	139

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INDEX PLUS SMALLCAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I Year Ended December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$16.68		16.39		13.52	9.95	11.60
Income (loss) from investment operations:
Net investment income	$0.09	*	0.11	*	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments	$2.20		1.09		2.90	3.56	(1.53)
Total from investment operations	$2.29		1.20		2.97	3.59	(1.52)
Less distributions from:
Net investment income	$0.07		0.05		0.02	0.02	0.01
Net realized gain on investments	$0.91		0.86		0.08	—	0.12
Total distributions	$0.98		0.91		0.10	0.02	0.13
Net asset value, end of year	$17.99		16.68		16.39	13.52	9.95
Total Return(1)%	13.82		7.62		22.07	36.15	(13.21)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$745,115		378,121		303,041	168,035	86,494
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.49	(2)	0.49		0.49	0.56	0.58
Gross expenses prior to expense reimbursement(3)%	0.49		0.49		0.49	0.56	0.63
Net investment income after expense reimbursement(3)%	0.52	(2)	0.66		0.64	0.37	0.30
Portfolio turnover rate %	93		71		94	120	134
	Class S Year Ended December 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$16.53		16.28		13.46	9.92	11.58
Income (loss) from investment operations:
Net investment income	$0.04	*	0.07	*	0.06 *	0.01	0.00 **
Net realized and unrealized gain (loss) on investments	$2.18		1.08		2.86	3.54	(1.53)
Total from investment operations	$2.22		1.15		2.92	3.55	(1.53)
Less distributions from:
Net investment income	$0.05		0.04		0.02	0.01	0.01
Net realized gain on investments	$0.91		0.86		0.08	—	0.12
Total distributions	$0.96		0.90		0.10	0.01	0.13
Net asset value, end of year	$17.79		16.53		16.28	13.46	9.92
Total Return(1)%	13.48		7.36		21.74	35.83	(13.39)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$204,246		333,092		110,292	16,419	4,014
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.74	(2)	0.74		0.74	0.80	0.84
Gross expenses prior to expense reimbursement(3)%	0.74		0.74		0.74	0.80	0.88
Net investment income after expense reimbursement(3)%	0.25	(2)	0.43		0.45	0.13	0.05
Portfolio turnover rate %	93		71		94	120	134

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 29, 2006(1) to		Year Ended December 31,
	December 31, 2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.53		13.27		13.04	12.31	11.09	11.99
Income (loss) from investment operations:
Net investment income	$(0.00	)**	0.42	*	0.34	0.25	0.25	0.27
Net realized and unrealized gain (loss) on investments	$—		0.64		0.15	0.72	1.25	(0.78)
Total from investment operations	$(0.00	)**	1.06		0.49	0.97	1.50	(0.51)
Less distributions from:
Net investment income	$—		0.35		0.26	0.24	0.28	0.39
Net realized gain on investments	$—		0.43		—	—	—	—
Total distributions	$—		0.78		0.26	0.24	0.28	0.39
Net asset value, end of period	$13.53		13.55		13.27	13.04	12.31	11.09
Total Return(2)%	—		8.37		3.83	7.99	13.65	(4.34)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		146,397		151,565	151,489	135,628	120,615
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15		0.65		0.65	0.65	0.65	0.65
Gross expenses prior to expense reimbursement(4)%	1.22		0.72		0.75	0.70	0.74	0.77
Net investment income after expense reimbursement(3)(4)%	(1.15)		3.18		2.53	2.16	2.18	2.36
Portfolio turnover rate %	335		335		364	317	332	248

	Class S
	Year Ended December 31, 2006		August 5, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$13.25		13.06
Income from investment operations:
Net investment income	$0.39	*	0.06
Net realized and unrealized gain on investments	$0.64		0.13
Total from investment operations	$1.03		0.19
Less distributions from:
Net investment income	$0.35		—
Net realized gains on investments	$0.43		—
Total distributions	$0.78		—
Net asset value, end of period	$13.50		13.25
Total Return(2)%	8.13		1.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$717		118
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90		0.90
Gross expenses prior to expense reimbursement(4)%	0.97		1.00
Net investment income after expense reimbursement(3)(4)%	3.00		2.68
Portfolio turnover rate %	335		364

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents more than $(0.005) per share.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 29, 2006(1) to		Year Ended December 31,
	December 31, 2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$17.06		15.48		14.76	13.32	10.81	12.75
Income (loss) from investment operations:
Net investment income	$(0.00	)**	0.28	*	0.22	0.18	0.15	0.13
Net realized and unrealized gain (loss) on investments	$—		1.73		0.68	1.41	2.47	(1.87)
Total from investment operations	$(0.00	)**	2.01		0.90	1.59	2.62	(1.74)
Less distributions from:
Net investment income	$—		0.22		0.18	0.15	0.11	0.20
Net realized gains on investments	$—		0.21		—	—	—	—
Total distributions	$—		0.43		0.18	0.15	0.11	0.20
Net asset value, end of period	$17.06		17.06		15.48	14.76	13.32	10.81
Total Return(2)%	—		13.19		6.20	12.01	24.34	(13.76)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		298,451		287,566	263,494	219,260	165,733
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.21		0.71		0.73	0.70	0.75	0.75
Gross expenses prior to expense reimbursement/ recoupment(4)%	1.21		0.71		0.73	0.70	0.74	0.77
Net investment income after expense reimbursement(3)(4)%	(1.21)		1.77		1.43	1.46	1.32	1.14
Portfolio turnover rate %	233		233		232	205	232	271

	Class S
	Year Ended December 31, 2006		August 5, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$15.46		14.98
Income from investment operations:
Net investment income	$0.23	*	0.06
Net realized and unrealized gain on investments	$1.73		0.42
Total from investment operations	$1.96		0.48
Less distributions from:
Net investment income	$0.21		—
Net realized gains on investments	$0.21		—
Total distributions	$0.42		—
Net asset value, end of period	$17.00		15.46
Total Return(2)%	12.91		3.20
Ratios and Supplemental Data:
Net assets, end of period (000's)	$308		29
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.96		0.98
Gross expenses prior to expense reimbursement(4)%	0.96		0.98
Net investment income after expense reimbursement(3)(4)%	1.47		1.27
Portfolio turnover rate %	233		232

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents more than $(0.005) per share.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 29, 2006(1) to		Year Ended December 31,
	December 31, 2006		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.32		14.35		13.91		12.78	10.86	12.31
Income (loss) from investment operations:
Net investment income	$(0.00	)**	0.33	*	0.26	*	0.20	0.18	0.20
Net realized and unrealized gain (loss) on investments	$—		1.23		0.39		1.09	1.92	(1.36)
Total from investment operations	$(0.00	)**	1.56		0.65		1.29	2.10	(1.16)
Less distributions from:
Net investment income	$—		0.27		0.21		0.16	0.18	0.29
Net realized gains on investments	$—		0.32		—		—	—	—
Total distributions	$—		0.59		0.21		0.16	0.18	0.29
Net asset value, end of period	$15.32		15.32		14.35		13.91	12.78	10.86
Total Return(2)%	—		11.17		4.70		10.23	19.47	(9.54)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		298,715		289,673		268,292	208,837	158,169
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20		0.70		0.70		0.70	0.70	0.70
Gross expenses prior to expense reimbursement(4)%	1.21		0.71		0.74		0.70	0.74	0.77
Net investment income after expense reimbursement(3)(4)%	(1.20)		2.26		1.89		1.77	1.75	1.71
Portfolio turnover rate %	258		258		301		262	278	267

	Class S
	Year Ended December 31, 2006		June 7, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.34		14.02
Income from investment operations:
Net investment income	$0.29	*	0.17	*
Net realized and unrealized gain on investments	$1.22		0.36
Total from investment operations	$1.51		0.53
Less distributions from:
Net investment income	$0.26		0.21
Net realized gains on investments	$0.32		—
Total distributions	$0.58		0.21
Net asset value, end of period	$15.27		14.34
Total Return(2)%	10.80		3.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$693		362
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95		0.95
Gross expenses prior to expense reimbursement(4)%	0.96		0.99
Net investment income after expense reimbursement(3)(4)%	2.00		1.80
Portfolio turnover rate %	258		301

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents more than $(0.005) per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Variable Portfolios, Inc. and the ING Strategic Allocation Portfolios, Inc. are each registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios that comprise the ING Variable Portfolios, Inc. The three portfolios (each a "Portfolio", collectively the "Portfolios") that are in this report are: ING VP Index Plus LargeCap Portfolio ("VP Index Plus LargeCap"), ING VP Index Plus MidCap Portfolio ("VP Index Plus MidCap") and ING VP Index Plus SmallCap Portfolio ("VP Index Plus SmallCap").

The ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994 (each a "Company" and collectively, the "Companies"). There are three separate investment portfolios (each a "Portfolio", collectively the "Portfolios") that comprise the ING Strategic Allocation Portfolios, Inc.: ING VP Strategic Allocation Conservative Portfolio ("VP Strategic Allocation Conservative"), formerly, ING VP Strategic Allocation Income Portfolio, ING VP Strategic Allocation Growth Portfolio ("VP Strategic Allocation Growth") and ING VP Strategic Allocation Moderate Portfolio ("VP Strategic Allocation Moderate") formerly, ING VP Strategic Allocation Balanced Portfolio.

The VP Index Plus LargeCap seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk.

The VP Index Plus MidCap seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk.

The VP Index Plus SmallCap seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

The VP Strategic Allocation Conservative seeks to provide total return consistent with preservation of capital.

The VP Strategic Allocation Growth seeks to provide capital appreciation.

The VP Strategic Allocation Moderate seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Each Portfolio offers Class I and Class S shares. Additionally, VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate offer Adviser ("ADV") Class shares. The three classes differ principally in the applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of the Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap each may not invest more than 10% of its net assets in illiquid securities. VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate each may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.  Swap Contracts. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

N.  Indemnifications. In the normal course of business, the Companies may enter into contracts that provide certain indemnifications. The Companies maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
VP Index Plus LargeCap	$3,131,658,100	$2,833,314,607
VP Index Plus MidCap	1,245,448,660	1,085,372,845
VP Index Plus SmallCap	910,805,107	792,580,561
VP Strategic Allocation Conservative	170,579,237	161,788,089
VP Strategic Allocation Growth	442,949,861	438,083,077
VP Strategic Allocation Moderate	397,371,408	388,411,264

U.S. government securities not included above were as follows:

	Purchases	Sales
VP Strategic Allocation Conservative	$271,794,951	$287,535,292
VP Strategic Allocation Growth	181,103,445	199,260,721
VP Strategic Allocation Moderate	276,007,101	302,928,672

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement ("Investment Management Agreement") with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap	0.35%
VP Index Plus MidCap	0.40%
VP Index Plus SmallCap	0.40%
VP Strategic Allocation Conservative	0.60%
VP Strategic Allocation Growth	0.60%
VP Strategic Allocation Moderate	0.60%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Effective November 1, 2006, all ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. As of December 31, 2006, VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap waived $3,233, $712 and $123, respectively. These fees are not subject to recoupment.

Pursuant to the Administration Agreement, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION FEES

Each ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Each Class S share of the Portfolios has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio's Class S shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor Distribution Fees at a rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
VP Index Plus LargeCap	$756,747	$119,298	$44,311	$920,356
VP Index Plus MidCap	474,085	65,240	48,513	587,838
VP Index Plus SmallCap	324,104	44,580	43,071	411,755
VP Strategic Allocation Conservative	75,355	6,907	156	82,418
VP Strategic Allocation Growth	152,908	14,016	65	166,989
VP Strategic Allocation Moderate	153,834	14,101	147	168,082

At December 31, 2006, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — VP Index Plus LargeCap (55.47%); VP Index Plus MidCap (59.65%); VP Index Plus SmallCap (41.47%); VP Strategic Allocation Conservative (97.99%); VP Strategic Allocation Growth (96.66%); VP Strategic Allocation Moderate (96.96%).

ING Lifestyle Aggressive Growth Portfolio — VP Index Plus LargeCap (5.46%).

ING Lifestyle Growth Portfolio — VP Index Plus LargeCap (10.92%); VP Index Plus MidCap (7.96%); VP Index Plus SmallCap (11.55%).

ING Lifestyle Moderate Growth Portfolio — VP Index Plus LargeCap (8.60%); VP Index Plus SmallCap (6.82%).

ING USA Annuity and Life Insurance Company — VP Index Plus LargeCap (8.02%); VP Index Plus MidCap (16.20%); VP Index Plus SmallCap (21.19%).

The Portfolios have adopted a Deferred Compensation Plan ("Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the Portfolios whereby the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S
VP Index Plus LargeCap	N/A	0.55%	0.80%
VP Index Plus MidCap	N/A	0.60%	0.85%
VP Index Plus SmallCap	N/A	0.60%	0.85%
VP Strategic Allocation Conservative	1.15%	0.65%	0.90%
VP Strategic Allocation Growth	1.25%	0.75%	1.00%
VP Strategic Allocation Moderate	1.20%	0.70%	0.95%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2007	2008	2009	Total
VP Strategic Allocation Conservative	$69,974	$152,215	$101,707	$323,896
VP Strategic Allocation Moderate	—	102,846	15,186	118,032

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2006.

Portfolio	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
VP Index Plus MidCap(1)	5	$2,476,000	5.77%
VP Index Plus SmallCap	2	675,000	5.35%
VP Strategic Allocation Growth	1	550,000	5.27%

(1)  At December 31, 2006, VP Index Plus MidCap had an outstanding balance of $600,000.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I		Class S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
VP Index Plus LargeCap (Number of Shares)
Shares sold	56,686,371	3,590,508	8,488,048	29,741,139
Dividends reinvested	1,001,597	1,253,649	386,302	343,017
Shares redeemed	(13,212,594)	(16,787,302)	(33,191,714)	(2,371,711)
Net increase (decrease) in shares outstanding	44,475,374	(11,943,145)	(24,317,364)	27,712,445
VP Index Plus LargeCap ($)
Shares sold	$911,026,600	$53,622,071	$134,708,233	$433,511,566
Dividends reinvested	15,985,488	18,365,964	6,122,883	4,990,903
Shares redeemed	(214,302,014)	(250,210,644)	(527,866,358)	(35,232,383)
Net increase (decrease)	$712,710,074	$(178,222,609)	$(387,035,242)	$403,270,086

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I		Class S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
VP Index Plus MidCap (Number of Shares)
Shares sold	20,080,967	6,394,060	5,083,472	9,895,517
Dividends reinvested	3,999,589	3,143,066	1,405,153	858,938
Shares redeemed	(8,494,158)	(1,712,781)	(9,345,068)	(2,488,298)
Net increase (decrease) in shares outstanding	15,586,398	7,824,345	(2,856,443)	8,266,157
VP Index Plus MidCap ($)
Shares sold	$374,484,789	$115,852,699	$95,399,545	$177,382,980
Dividends reinvested	74,032,395	55,003,671	25,784,560	14,919,751
Shares redeemed	(154,435,484)	(30,993,911)	(173,504,933)	(45,587,506)
Net increase (decrease)	$294,081,700	$139,862,459	$(52,320,828)	$146,715,225
	Class I		Class S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
VP Index Plus SmallCap (Number of Shares)
Shares sold	25,013,408	4,648,726	5,820,451	14,354,375
Dividends reinvested	1,429,464	1,121,575	1,222,016	823,681
Shares redeemed	(7,693,244)	(1,588,865)	(15,716,149)	(1,797,724)
Net increase (decrease) in shares outstanding	18,749,628	4,181,436	(8,673,682)	13,380,332
VP Index Plus SmallCap ($)
Shares sold	$442,612,423	$75,728,185	$101,761,119	$231,635,271
Dividends reinvested	25,401,574	17,799,391	21,519,707	12,964,739
Shares redeemed	(135,565,638)	(25,657,658)	(277,646,841)	(28,924,483)
Net increase (decrease)	$332,448,359	$67,869,918	$(154,366,015)	$215,675,527

	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	August 5, 2005(1) to December 31, 2005
VP Strategic Allocation Conservative (Number of Shares)
Shares sold	74	795,428	1,721,918	51,431	8,958
Dividends reinvested	—	680,939	238,646	1,128	—
Shares redeemed	—	(2,097,040)	(2,152,919)	(8,390)	(49)
Net increase (decrease) in shares outstanding	74	(620,673)	(192,355)	44,169	8,909
VP Strategic Allocation Conservative ($)
Shares sold	$1,000	$10,415,037	$22,441,531	$668,461	$117,094
Dividends reinvested	—	8,729,643	3,088,074	14,422	—
Shares redeemed	—	(27,479,240)	(28,123,509)	(112,404)	(650)
Net increase (decrease)	$1,000	$(8,334,560)	$(2,593,904)	$570,479	$116,444
	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	August 5, 2005(1) to December 31, 2005
VP Strategic Allocation Growth (Number of Shares)
Shares sold	59	1,247,466	2,575,090	18,436	1,863
Dividends reinvested	—	500,465	230,584	101	—
Shares redeemed	—	(2,828,645)	(2,084,826)	(2,258)	(5)
Net increase (decrease) in shares outstanding	59	(1,080,714)	720,848	16,279	1,858
VP Strategic Allocation Growth ($)
Shares sold	$1,000	$19,919,153	$38,329,234	$291,600	$27,792
Dividends reinvested	—	7,937,380	3,375,749	1,596	—
Shares redeemed	—	(45,210,797)	(31,098,285)	(36,229)	(79)
Net increase (decrease)	$1,000	$(17,354,264)	$10,606,698	$256,967	$27,713

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	June 7, 2005(1) to December 31, 2005
VP Strategic Allocation Moderate (Number of Shares)
Shares sold	65	1,491,383	2,832,525	40,062	25,739
Dividends reinvested	—	828,835	306,098	831	122
Shares redeemed	—	(2,999,552)	(2,238,074)	(20,723)	(641)
Net increase (decrease) in shares outstanding	65	(679,334)	900,549	20,170	25,220
VP Strategic Allocation Moderate ($)
Shares sold	$1,000	$21,742,480	$39,418,403	$579,915	$360,657
Dividends reinvested	—	11,885,489	4,230,268	11,907	1,684
Shares redeemed	—	(43,669,745)	(31,479,642)	(303,434)	(8,894)
Net increase (decrease)	$1,000	$(10,041,776)	$12,169,029	$288,388	$353,447

(1)  Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2006, the Portfolios had securities on loan and received collateral with the following market values:

	Value of Securities Loaned	Value of Collateral
VP Index Plus LargeCap	$226,076,158	$232,872,874
VP Index Plus MidCap	299,977,097	310,743,528
VP Index Plus SmallCap	207,661,258	215,814,758
VP Strategic Allocation Conservative	20,140,331	20,711,495
VP Strategic Allocation Growth	35,851,298	37,007,489
VP Strategic Allocation Moderate	37,768,136	38,901,277

NOTE 11 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
VP Index Plus LargeCap	$(35,377)	$35,377
VP Index Plus MidCap	(925,430)	925,430
VP Index Plus SmallCap	(373,734)	373,734
VP Strategic Allocation Conservative	18,407	(18,407)
VP Strategic Allocation Growth	(54,651)	54,651
VP Strategic Allocation Moderate	(11,432)	11,432

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
VP Index Plus LargeCap	$22,108,371	$—	$23,356,867	$—
VP Index Plus MidCap	55,247,050	44,569,905	35,539,804	34,383,617
VP Index Plus SmallCap	20,353,752	26,567,529	20,247,474	10,516,656
VP Strategic Allocation Conservative	4,642,345	4,101,720	3,088,074	—
VP Strategic Allocation Growth	4,040,610	3,898,366	3,375,749	—
VP Strategic Allocation Moderate	5,453,588	6,443,808	4,231,952	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates
VP Index Plus LargeCap	$31,440,604	$—	$204,843,814	$(22,699,714)	2011
VP Index Plus MidCap	36,012,879	80,257,103	87,312,536	—	—
VP Index Plus SmallCap	39,147,442	53,870,309	63,378,118	—	—
VP Strategic Allocation Conservative	5,501,145	2,735,059	11,104,966	—	—
VP Strategic Allocation Growth	9,493,962	12,666,197	44,015,698	—	—
VP Strategic Allocation Moderate	9,072,704	8,514,536	35,707,660	—	—

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of the Portfolios' investment adviser may have failed to limit the availability of VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap for investment to "eligible investors" under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolios. Although it is not probable that any liability has been incurred, ING has agreed to indemnify any affected Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolios resulting from such failure.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. The VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap may invest up to 10% of its net assets, in illiquid securities. The VP Strategic Allocation Conservative, VP Strategic Allocation Growth and VP Strategic Allocation Moderate limit investments in illiquid securities to 15%. Fair value for certain of securities was determined by ING Funds Valuation Committee appointed by the Portfolios' Board.

Portfolio	Security	Shares/ Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
VP Strategic Allocation Conservative	Atos Origin	1,391	06/08/06	$83,162	$82,254	0.1%
VP Strategic Allocation Conservative	Cameron Highway Oil Pipeline	357,000	12/05/05	357,000	349,079	0.2%
VP Strategic Allocation Conservative	Ras Laffan Liquefied Natural Gas Co., Ltd. II	133,000	08/04/05	128,823	124,849	0.1%
VP Strategic Allocation Growth	Atos Origin	7,420	06/08/06	457,268	438,765	0.1%
VP Strategic Allocation Growth	Cameron Highway Oil Pipeline	202,000	12/05/05	202,000	197,518	0.1%
VP Strategic Allocation Growth	Ras Laffan Liquefied Natural Gas Co., Ltd. II	81,000	10/18/05	78,781	77,790	0.0%
VP Strategic Allocation Moderate	Atos Origin	5,023	06/08/06	310,217	297,024	0.1%
VP Strategic Allocation Moderate	Cameron Highway Oil Pipeline	408,000	12/05/05	398,948	408,000	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securites and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolios is presently determining whether the tax benefits recorded by these Portfolios are more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management's judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolios and will bear any taxes and other costs related to this position that may occur. As a result, in Management's opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 14 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the National Association of Securities Dealers ("NASD") regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.6%
		Advertising: 0.5%
116,800	L	Omnicom Group	$12,210,272
			12,210,272
		Aerospace/Defense: 2.0%
180,600		Boeing Co.	16,044,504
384,950		Raytheon Co.	20,325,360
229,700		United Technologies Corp.	14,360,844
			50,730,708
		Agriculture: 1.3%
388,500		Altria Group, Inc.	33,341,070
			33,341,070
		Apparel: 0.6%
279,100	@,L	Coach, Inc.	11,990,136
97,900	L	Jones Apparel Group, Inc.	3,272,797
			15,262,933
		Auto Manufacturers: 0.5%
1,554,771	L	Ford Motor Co.	11,676,330
			11,676,330
		Banks: 6.2%
1,238,947		Bank of America Corp.	66,147,380
150,400		Comerica, Inc.	8,825,472
424,037	L	National City Corp.	15,502,793
455,600		Regions Financial Corp.	17,039,440
329,847		US Bancorp.	11,937,163
328,886		Wachovia Corp.	18,730,058
578,500	L	Wells Fargo & Co.	20,571,460
			158,753,766
		Beverages: 1.6%
378,150		Coca-Cola Co.	18,245,738
126,050		Pepsi Bottling Group, Inc.	3,896,206
305,900		PepsiCo, Inc.	19,134,045
			41,275,989
		Biotechnology: 0.6%
217,240	@,L	Amgen, Inc.	14,839,664
			14,839,664
		Chemicals: 1.0%
179,000		Dow Chemical Co.	7,149,260
177,000	L	EI DuPont de Nemours & Co.	8,621,670
93,200		Monsanto Co.	4,895,796
89,000		Sherwin-Williams Co.	5,658,620
			26,325,346
		Commercial Services: 1.3%
117,300	@,L	Apollo Group, Inc.	4,571,181
128,600	@	Convergys Corp.	3,058,108
254,850		McKesson Corp.	12,920,895
191,600		Moody's Corp.	13,231,896
			33,782,080
		Computers: 4.1%
932,439	@	Dell, Inc.	23,394,895
887,568		Hewlett-Packard Co.	36,558,926
457,750		International Business Machines Corp.	44,470,413
			104,424,234

Shares			Value
		Cosmetics/Personal Care: 1.7%
119,900		Estee Lauder Cos., Inc.	$4,894,318
590,792		Procter & Gamble Co.	37,970,202
			42,864,520
		Diversified Financial Services: 10.1%
221,400		American Express Co.	13,432,338
184,600	L	CIT Group, Inc.	10,295,142
1,322,600		Citigroup, Inc.	73,668,820
179,600	L	Fannie Mae	10,666,444
159,950		Goldman Sachs Group, Inc.	31,886,033
1,047,900		JPMorgan Chase & Co.	50,613,570
268,200		Lehman Brothers Holdings, Inc.	20,951,784
152,319		Merrill Lynch & Co., Inc.	14,180,899
402,100		Morgan Stanley	32,743,003
			258,438,033
		Electric: 2.1%
963,200	@,L	AES Corp.	21,228,928
4,847	@	Dynegy, Inc.	35,092
500,400		PG&E Corp.	23,683,932
237,300		Southern Co.	8,746,878
			53,694,830
		Environmental Control: 0.7%
499,300		Waste Management, Inc.	18,359,261
			18,359,261
		Food: 1.4%
213,900		Campbell Soup Co.	8,318,571
485,900		ConAgra Foods, Inc.	13,119,300
261,250		General Mills, Inc.	15,048,000
			36,485,871
		Forest Products & Paper: 0.2%
104,300	L	Temple-Inland, Inc.	4,800,929
			4,800,929
		Hand/Machine Tools: 0.1%
50,700		Snap-On, Inc.	2,415,348
			2,415,348
		Healthcare-Products: 1.8%
526,550		Johnson & Johnson	34,762,831
206,900		Medtronic, Inc.	11,071,219
			45,834,050
		Healthcare-Services: 3.8%
398,300		Aetna, Inc.	17,198,594
147,350	@	Coventry Health Care, Inc.	7,374,868
153,050	@	Humana, Inc.	8,465,196
116,100	@,L	Laboratory Corp. of America Holdings	8,529,867
580,200		UnitedHealth Group, Inc.	31,174,146
306,400	@	WellPoint, Inc.	24,110,616
			96,853,287
		Insurance: 8.3%
234,000	@@	ACE Ltd.	14,173,380
330,000		Allstate Corp.	21,486,300
98,300		AMBAC Financial Group, Inc.	8,755,581

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Insurance (continued)
446,500		American International Group, Inc.	$31,996,190
290,400		Chubb Corp.	15,365,064
99,800		Cigna Corp.	13,130,686
355,900		Genworth Financial, Inc.	12,175,339
194,587		Hartford Financial Services Group, Inc.	18,156,913
331,100		Loews Corp.	13,730,717
368,400	L	Metlife, Inc.	21,739,284
596,900		Progressive Corp.	14,456,918
240,800	L	Prudential Financial, Inc.	20,675,088
91,270		Safeco Corp.	5,708,939
			211,550,399
		Internet: 0.8%
35,000	@	Google, Inc.	16,116,800
201,300	@,L	VeriSign, Inc.	4,841,265
			20,958,065
		Iron/Steel: 0.8%
239,400		Nucor Corp.	13,085,604
118,100		United States Steel Corp.	8,637,834
			21,723,438
		Leisure Time: 0.1%
122,100		Sabre Holdings Corp.	3,893,769
			3,893,769
		Lodging: 0.1%
36,300		Harrah's Entertainment, Inc.	3,002,736
			3,002,736
		Machinery-Construction & Mining: 0.3%
121,700		Caterpillar, Inc.	7,463,861
			7,463,861
		Machinery-Diversified: 0.2%
47,300	L	Cummins, Inc.	5,589,914
			5,589,914
		Media: 3.4%
129,200		CBS Corp. - Class B	4,028,456
97,100		Clear Channel Communications, Inc.	3,450,934
319,300	@,L	Comcast Corp.	13,515,969
526,800	@,L	DIRECTV Group, Inc.	13,138,392
212,200		McGraw-Hill Cos., Inc.	14,433,844
392,050		News Corp., Inc.	8,421,234
29,200	@,L	Univision Communications, Inc.	1,034,264
826,600		Walt Disney Co.	28,327,582
			86,350,675
		Mining: 0.2%
39,940	L	Phelps Dodge Corp.	4,781,617
			4,781,617
		Miscellaneous Manufacturing: 6.5%
171,100		3M Co.	13,333,823
104,000		Cooper Industries Ltd.	9,404,720
219,000	L	Eastman Kodak Co.	5,650,200
170,300		Eaton Corp.	12,796,342

Shares			Value
2,016,900		General Electric Co.	$75,048,849
585,500		Honeywell International, Inc.	26,488,020
136,600		Parker Hannifin Corp.	10,501,808
457,692	@@	Tyco International Ltd.	13,913,837
			167,137,599
		Office/Business Equipment: 0.5%
716,638	@,L	Xerox Corp.	12,147,014
			12,147,014
		Oil & Gas: 9.5%
285,000	L	Anadarko Petroleum Corp.	12,403,200
621,218		Chevron Corp.	45,678,160
261,576		ConocoPhillips	18,820,393
1,489,300		ExxonMobil Corp.	114,125,059
183,700		Marathon Oil Corp.	16,992,250
393,300	L	Occidental Petroleum Corp.	19,204,839
312,100		Valero Energy Corp.	15,967,036
			243,190,937
		Oil & Gas Services: 1.1%
521,500	L	Halliburton Co.	16,192,575
188,000	L	Schlumberger Ltd.	11,874,080
			28,066,655
		Packaging & Containers: 0.2%
126,100	@	Pactiv Corp.	4,500,509
			4,500,509
		Pharmaceuticals: 5.7%
283,500		Abbott Laboratories	13,809,285
183,700		AmerisourceBergen Corp.	8,259,152
268,500	@	Forest Laboratories, Inc.	13,586,100
212,466	@,L	King Pharmaceuticals, Inc.	3,382,459
816,050		Merck & Co., Inc.	35,579,780
189,200		Mylan Laboratories	3,776,432
1,312,750		Pfizer, Inc.	34,000,225
866,100		Schering-Plough Corp.	20,474,604
249,750	L	Wyeth	12,717,270
			145,585,307
		Pipelines: 0.5%
21,000		Kinder Morgan, Inc.	2,220,750
137,000		Questar Corp.	11,377,850
			13,598,600
		Real Estate Investment Trusts: 0.1%
74,600		Equity Office Properties Trust	3,593,482
			3,593,482
		Retail: 6.0%
87,000	@,L	Big Lots, Inc.	1,994,040
135,100		Family Dollar Stores, Inc.	3,962,483
355,300		Federated Department Stores, Inc.	13,547,589
461,200		Gap, Inc.	8,993,400
403,250	L	Home Depot, Inc.	16,194,520
187,900	@	Kohl's Corp.	12,857,997
270,300		Lowe's Cos., Inc.	8,419,845
492,650	L	McDonald's Corp.	21,839,175
180,500	L	Nordstrom, Inc.	8,905,870
216,000	@,L	Office Depot, Inc.	8,244,720
54,400		OfficeMax, Inc.	2,700,960

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
112,100	L	RadioShack Corp.	$1,881,038
126,900	@,L	Starbucks Corp.	4,494,798
150,400		Target Corp.	8,580,320
341,400		TJX Cos., Inc.	9,736,728
456,487	L	Wal-Mart Stores, Inc.	21,080,570
			153,434,053
		Semiconductors: 1.7%
333,100	@	Altera Corp.	6,555,408
946,300		Intel Corp.	19,162,575
344,300	@,L	LSI Logic Corp.	3,098,700
599,000	@,L	Micron Technology, Inc.	8,362,040
102,300	@	Novellus Systems, Inc.	3,521,166
161,600	@,L	Teradyne, Inc.	2,417,536
			43,117,425
		Software: 3.3%
187,000	@	BMC Software, Inc.	6,021,400
335,750	@,L	Compuware Corp.	2,796,798
522,100		First Data Corp.	13,323,992
1,687,550		Microsoft Corp.	50,390,243
661,800	@	Oracle Corp.	11,343,252
			83,875,685
		Telecommunications: 6.3%
758,896	L	AT&T, Inc.	27,130,532
423,900	@,L	Avaya, Inc.	5,926,122
354,800		BellSouth Corp.	16,714,628
1,757,000	@	Cisco Systems, Inc.	48,018,804
1,093,800		Motorola, Inc.	22,488,528
271,000		Qualcomm, Inc.	10,241,090
583,700	L	Sprint Nextel Corp.	11,026,093
566,300		Verizon Communications, Inc.	21,089,012
			162,634,809
		Toys/Games/Hobbies: 0.4%
144,300		Hasbro, Inc.	3,932,175
312,800		Mattel, Inc.	7,088,048
			11,020,223
Total Common Stock (Cost $2,244,124,989)			2,499,585,293

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.6%
		Mutual Fund: 1.9%
$49,000,000	**	ING Institutional Prime Money Market Fund	49,000,000
Total Mutual Fund (Cost $49,000,000)			49,000,000

Principal Amount		Value
	Repurchase Agreement: 0.6%
$14,964,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $14,972,679 to be received upon repurchase (Collateralized by $15,613,000 Federal National Mortgage Association, 4.000%-6.125%, Market Value plus accrued interest $15,263,746, due 12/23/10-11/02/26)	$14,964,000
Total Repurchase Agreement (Cost $14,964,000)		14,964,000
	Securities Lending CollateralCC: 9.1%
232,872,874	The Bank of New York Institutional Cash Reserves Fund	232,872,874
Total Securities Lending Collateral (Cost $232,872,874)		232,872,874
Total Short-Term Investments (Cost $296,836,874)		296,836,874

Total Investments in Securities (Cost $2,540,961,863)*	109.2%	$2,796,422,167
Other Assets and Liabilities - Net	(9.2)	(234,789,119)
Net Assets	100.0%	$2,561,633,048

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

**  Investment in affiliate

*  Cost for federal income tax purposes is $2,591,578,353.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$231,001,925
Gross Unrealized Depreciation	(26,158,111)
Net Unrealized Appreciation	$204,843,814

VP Index Plus Large Cap Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	169	60,349,900	3/15/07	$118,477
				$118,477

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.5%
		Advertising: 0.1%
67,621	L	Harte-Hanks, Inc.	$1,873,778
			1,873,778
		Aerospace/Defense: 0.5%
45,857	@,L	Alliant Techsystems, Inc.	3,585,559
53,038	L	DRS Technologies, Inc.	2,794,042
8,900	@	Sequa Corp.	1,024,034
			7,403,635
		Agriculture: 0.1%
32,500		Universal Corp.	1,592,825
			1,592,825
		Airlines: 0.5%
105,700	@,L	Airtran Holdings, Inc.	1,240,918
52,700	@,L	Alaska Air Group, Inc.	2,081,650
231,800	@,L	JetBlue Airways Corp.	3,291,560
			6,614,128
		Apparel: 1.1%
162,300	@,L	Hanesbrands, Inc.	3,833,526
105,432		Polo Ralph Lauren Corp.	8,187,849
85,862	@,L	Timberland Co.	2,711,522
			14,732,897
		Auto Parts & Equipment: 0.8%
151,882	L	ArvinMeritor, Inc.	2,768,809
14,100	L	Bandag, Inc.	711,063
72,650	L	BorgWarner, Inc.	4,287,803
84,800	L	Lear Corp.	2,504,144
53,008		Modine Manufacturing Co.	1,326,790
			11,598,609
		Banks: 4.2%
166,500	L	Associated Banc Corp.	5,807,520
61,126	L	Bank of Hawaii Corp.	3,297,748
61,677	L	Cathay General Bancorp.	2,128,473
51,428		City National Corp.	3,661,674
332,998	L	Colonial BancGroup, Inc.	8,571,369
70,315	L	Cullen/Frost Bankers, Inc.	3,924,983
136,107	L	FirstMerit Corp.	3,285,623
64,986		Greater Bay Bancorp.	1,711,081
154,242		Mercantile Bankshares Corp.	7,216,983
43,700	@,L	SVB Financial Group	2,037,294
187,233	L	TCF Financial Corp.	5,133,929
120,100	L	Webster Financial Corp.	5,851,272
38,381	L	Westamerica Bancorp.	1,943,230
84,343	L	Wilmington Trust Corp.	3,556,744
			58,127,923
		Beverages: 0.2%
104,498	L	PepsiAmericas, Inc.	2,192,368
			2,192,368
		Biotechnology: 1.8%
86,480	@,L	Charles River Laboratories International, Inc.	3,740,260
68,829	@,L	Invitrogen Corp.	3,895,033
690,400	@,L	Millennium Pharmaceuticals, Inc.	7,525,360
199,750	@,L	PDL BioPharma, Inc.	4,022,965
155,700	@,L	Vertex Pharmaceuticals, Inc.	5,826,294
			25,009,912

Shares			Value
		Chemicals: 3.8%
100,247		Airgas, Inc.	$4,062,008
50,329		Albemarle Corp.	3,613,622
81,600	L	Cabot Corp.	3,555,312
310,000		Chemtura Corp.	2,985,300
53,478	L	Cytec Industries, Inc.	3,022,042
48,849		Ferro Corp.	1,010,686
50,388		FMC Corp.	3,857,201
148,729		Lubrizol Corp.	7,455,785
457,873	L	Lyondell Chemical Co.	11,707,813
24,000	L	Minerals Technologies, Inc.	1,410,960
120,060	L	Olin Corp.	1,983,391
152,028	L	RPM International, Inc.	3,175,865
56,000	L	Sensient Technologies Corp.	1,377,600
129,958		Valspar Corp.	3,592,039
			52,809,624
		Commercial Services: 5.5%
106,267		Adesa, Inc.	2,948,909
85,693	@,L	Alliance Data Systems Corp.	5,353,242
30,134		Banta Corp.	1,096,878
119,900	@,L	Career Education Corp.	2,971,122
112,300	@,L	ChoicePoint, Inc.	4,422,374
109,024	@,L	Corinthian Colleges, Inc.	1,485,997
53,176	L	Corporate Executive Board Co.	4,663,535
26,500	L	Deluxe Corp.	667,800
101,000	L	DeVry, Inc.	2,828,000
56,048	@,L	ITT Educational Services, Inc.	3,719,906
28,185		Kelly Services, Inc.	815,674
503,642	@,L	Korn/Ferry International	11,563,620
194,616	L	Manpower, Inc.	14,582,577
225,122	@	MPS Group, Inc.	3,192,230
131,536	L	Pharmaceutical Product Development, Inc.	4,238,090
211,411	@,L	Quanta Services, Inc.	4,158,454
46,031		Rollins, Inc.	1,017,745
70,054	L	Sotheby's	2,173,075
17,400	L	Strayer Education, Inc.	1,845,270
103,150	@,L	Valassis Communications, Inc.	1,495,675
			75,240,173
		Computers: 4.1%
151,200	@,L	BISYS Group, Inc.	1,951,992
361,325	@,L	Cadence Design Systems, Inc.	6,471,331
237,793	@,L	Ceridian Corp.	6,653,448
83,348	L	Diebold, Inc.	3,884,017
75,912	@,L	DST Systems, Inc.	4,754,369
59,973		Imation Corp.	2,784,546
205,100	@	McData Corp.	1,138,305
104,700	@,L	Mentor Graphics Corp.	1,887,741
178,600	@,L	Palm, Inc.	2,516,474
444,238	@,L	SRA International, Inc.	11,878,924
241,085	@	Synopsys, Inc.	6,444,202
284,378	@,L	Western Digital Corp.	5,818,374
			56,183,723
		Cosmetics/Personal Care: 0.2%
106,500		Alberto-Culver Co.	2,284,425
			2,284,425
		Distribution/Wholesale: 1.7%
75,987	L	CDW Corp.	5,343,406
240,831	@,L	Ingram Micro, Inc.	4,915,361

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Distribution/Wholesale (continued)
335,717	@,L	Tech Data Corp.	$12,713,603
			22,972,370
		Diversified Financial Services: 2.5%
130,353	L	AG Edwards, Inc.	8,250,041
267,840	@,L	AmeriCredit Corp.	6,741,533
159,975	L	Eaton Vance Corp.	5,280,775
84,433	L	IndyMac Bancorp., Inc.	3,812,994
50,148	L	Jefferies Group, Inc.	1,344,969
39,670		Nuveen Investments, Inc.	2,058,080
154,031		Raymond James Financial, Inc.	4,668,680
104,800		Waddell & Reed Financial, Inc.	2,867,328
			35,024,400
		Electric: 5.3%
151,918	L	Alliant Energy Corp.	5,737,943
482,300	@	Aquila, Inc.	2,266,810
107,700	L	Duquesne Light Holdings, Inc.	2,137,845
190,393	L	Energy East Corp.	4,721,746
102,586	L	Great Plains Energy, Inc.	3,262,235
54,722	L	Idacorp, Inc.	2,115,005
232,253	L	MDU Resources Group, Inc.	5,954,967
198,308		Northeast Utilities	5,584,353
137,710		NSTAR	4,731,716
116,389		OGE Energy Corp.	4,655,560
243,678	L	Pepco Holdings, Inc.	6,338,065
121,000	L	PNM Resources, Inc.	3,763,100
149,942		Puget Energy, Inc.	3,802,529
284,800	@	Sierra Pacific Resources	4,793,184
112,489	L	Westar Energy, Inc.	2,920,214
149,550		Wisconsin Energy Corp.	7,097,643
54,632		WPS Resources Corp.	2,951,767
			72,834,682
		Electrical Components & Equipment: 0.6%
183,392		Ametek, Inc.	5,839,201
29,589	@,L	Energizer Holdings, Inc.	2,100,523
			7,939,724
		Electronics: 2.7%
114,337		Amphenol Corp.	7,098,041
157,307	@,L	Arrow Electronics, Inc.	4,963,036
161,400	@,L	Avnet, Inc.	4,120,542
185,900		Gentex Corp.	2,892,604
103,212	@,L	Kemet Corp.	753,448
68,925		National Instruments Corp.	1,877,517
52,898	@,L	Newport Corp.	1,108,213
60,036	@,L	Plexus Corp.	1,433,660
92,757	@	Thomas & Betts Corp.	4,385,551
67,668	@	Varian, Inc.	3,030,850
400,753	@,L	Vishay Intertechnology, Inc.	5,426,196
			37,089,658
		Engineering & Construction: 1.6%
255,100		Granite Construction, Inc.	12,836,632
104,981	@	Jacobs Engineering Group, Inc.	8,560,151
			21,396,783

Shares			Value
		Entertainment: 0.3%
43,498		International Speedway Corp.	$2,220,138
90,350	@,L	Macrovision Corp.	2,553,291
			4,773,429
		Environmental Control: 0.5%
60,600		Republic Services, Inc.	2,464,602
58,171	@,L	Stericycle, Inc.	4,391,911
			6,856,513
		Food: 0.9%
97,354		Hormel Foods Corp.	3,635,198
76,486		JM Smucker Co.	3,707,276
47,873		Ruddick Corp.	1,328,476
132,000	@,L	Smithfield Foods, Inc.	3,387,120
			12,058,070
		Forest Products & Paper: 0.5%
69,300	L	Bowater, Inc.	1,559,250
230,420		Louisiana-Pacific Corp.	4,960,943
			6,520,193
		Gas: 0.3%
100,448	L	AGL Resources, Inc.	3,908,432
			3,908,432
		Hand/Machine Tools: 0.2%
49,500	L	Kennametal, Inc.	2,913,075
			2,913,075
		Healthcare-Products: 3.8%
75,100	@,L	Advanced Medical Optics, Inc.	2,643,520
78,193	L	Beckman Coulter, Inc.	4,675,941
246,450	@,L	Cytyc Corp.	6,974,535
336,844	L	Dentsply International, Inc.	10,054,793
101,599	@,L	Edwards Lifesciences Corp.	4,779,217
65,576	@,L	Gen-Probe, Inc.	3,434,215
113,667	@,L	Henry Schein, Inc.	5,567,410
82,066	L	Steris Corp.	2,065,601
84,748	@,L	Techne Corp.	4,699,277
167,300	@	Varian Medical Systems, Inc.	7,958,461
			52,852,970
		Healthcare-Services: 1.0%
52,082	@,L	Apria Healthcare Group, Inc.	1,387,985
82,163	@,L	Covance, Inc.	4,840,222
71,100	@	LifePoint Hospitals, Inc.	2,396,070
120,615	@	Lincare Holdings, Inc.	4,805,302
			13,429,579
		Holding Companies- Diversified: 0.6%
277,116	L	Leucadia National Corp.	7,814,671
			7,814,671
		Home Builders: 0.1%
18,100	L	Thor Industries, Inc.	796,219
			796,219
		Household Products/ Wares: 0.6%
98,689		American Greetings Corp.	2,355,706
54,350	L	Blyth, Inc.	1,127,763

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Household Products/ Wares (continued)
86,391	L	Church & Dwight Co., Inc.	$3,684,576
77,457	L	Tupperware Corp.	1,751,303
			8,919,348
		Insurance: 8.0%
149,768	L	American Financial Group, Inc.	5,378,169
123,000		Arthur J Gallagher & Co.	3,634,650
144,059	L	Brown & Brown, Inc.	4,063,904
184,084	@@	Everest Re Group Ltd.	18,060,481
233,674		Fidelity National Title Group, Inc.	5,580,135
62,657	L	Hanover Insurance Group, Inc.	3,057,662
233,796		HCC Insurance Holdings, Inc.	7,502,514
71,976		Horace Mann Educators Corp.	1,453,915
44,925		Mercury General Corp.	2,368,895
76,278		Ohio Casualty Corp.	2,273,847
284,309		Old Republic International Corp.	6,618,714
185,259		PMI Group, Inc.	8,738,667
118,917		Protective Life Corp.	5,648,558
173,283	L	Radian Group, Inc.	9,341,687
90,214		Stancorp Financial Group, Inc.	4,064,141
85,497		Unitrin, Inc.	4,284,255
500,730	L	WR Berkley Corp.	17,280,192
			109,350,386
		Internet: 1.4%
65,889	@,L	Avocent Corp.	2,230,343
114,600	@,L	Checkfree Corp.	4,602,336
52,200	@	F5 Networks, Inc.	3,873,762
203,800	@	McAfee, Inc.	5,783,844
120,800	@,L	Valueclick, Inc.	2,854,504
			19,344,789
		Iron/Steel: 0.5%
82,600	L	Reliance Steel & Aluminum Co.	3,252,788
117,328		Steel Dynamics, Inc.	3,807,294
			7,060,082
		Machinery-Construction & Mining: 0.6%
156,800		Joy Global, Inc.	7,579,712
			7,579,712
		Machinery-Diversified: 0.7%
116,400	@,L	AGCO Corp.	3,601,416
74,750	@,L	Flowserve Corp.	3,772,633
58,014	L	Nordson Corp.	2,890,838
			10,264,887
		Media: 0.9%
108,211		Belo Corp.	1,987,836
30,700		Media General, Inc.	1,141,119
116,700	L	Reader's Digest Association, Inc.	1,948,890
32,306	@	Scholastic Corp.	1,157,847
7,155		Washington Post	5,334,768
79,920	L	Westwood One, Inc.	564,235
			12,134,695

Shares			Value
		Metal Fabricate/Hardware: 0.8%
154,300		Commercial Metals Co.	$3,980,940
36,500		Precision Castparts Corp.	2,857,220
124,223	L	Timken Co.	3,624,827
			10,462,987
		Miscellaneous Manufacturing: 2.6%
262,864		Crane Co.	9,631,337
91,010	L	Donaldson Co., Inc.	3,158,957
58,244		Federal Signal Corp.	934,234
55,473		Harsco Corp.	4,221,495
133,588		Pentair, Inc.	4,194,663
115,100		Roper Industries, Inc.	5,782,624
126,512		TeleFlex, Inc.	8,174,071
			36,097,381
		Office Furnishings: 0.4%
84,371	L	Herman Miller, Inc.	3,067,730
64,107		HNI, Corp.	2,846,992
			5,914,722
		Oil & Gas: 4.6%
206,649		ENSCO International, Inc.	10,344,849
73,700	@	Forest Oil Corp.	2,408,516
209,176		Helmerich & Payne, Inc.	5,118,537
192,500	@	Newfield Exploration Co.	8,845,375
237,816	L	Noble Energy, Inc.	11,669,631
244,500	L	Patterson-UTI Energy, Inc.	5,679,735
183,700	L	Pioneer Natural Resources Co.	7,291,053
85,525	L	Pogo Producing Co.	4,142,831
240,150	@,L	Pride International, Inc.	7,206,902
			62,707,429
		Oil & Gas Services: 2.2%
164,359	@,L	Cameron International Corp.	8,719,245
192,200	@,L	Grant Prideco, Inc.	7,643,794
285,100	L	Tidewater, Inc.	13,787,436
			30,150,475
		Packaging & Containers: 0.6%
99,817	L	Packaging Corp. of America	2,205,956
171,034		Sonoco Products Co.	6,509,554
			8,715,510
		Pharmaceuticals: 2.2%
78,311	@,L	Cephalon, Inc.	5,513,878
69,200		Medicis Pharmaceutical Corp.	2,430,996
154,969	L	Omnicare, Inc.	5,986,452
96,805	L	Perrigo Co.	1,674,727
140,800	@,L	Sepracor, Inc.	8,670,464
118,900	L	Valeant Pharmaceuticals International	2,049,836
107,195	@,L	VCA Antech, Inc.	3,450,607
			29,776,960
		Pipelines: 0.6%
191,150		Oneok, Inc.	8,242,388
			8,242,388
		Real Estate Investment Trusts: 4.2%
111,350	L	AMB Property Corp.	6,526,224
55,500	L	Developers Diversified Realty Corp.	3,493,725

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
68,900	L	Highwoods Properties, Inc.	$2,808,364
126,300		Hospitality Properties Trust	6,003,039
113,421		Liberty Property Trust	5,573,508
80,777	L	Longview Fibre Co.	1,773,055
36,400		Macerich Co.	3,151,148
77,110		Mack-Cali Realty Corp.	3,932,610
132,612		New Plan Excel Realty Trust	3,644,178
94,588		Rayonier, Inc.	3,882,837
86,542	L	Regency Centers Corp.	6,764,988
165,596	L	United Dominion Realty Trust, Inc.	5,264,297
96,690	L	Weingarten Realty Investors	4,458,376
			57,276,349
		Retail: 10.8%
58,883	@,L	99 Cents Only Stores	716,606
112,646	L	Abercrombie & Fitch Co.	7,843,541
129,575		Advance Auto Parts, Inc.	4,607,687
406,100	@,L	Aeropostale, Inc.	12,536,307
430,700	L	American Eagle Outfitters	13,442,147
401,644	@	AnnTaylor Stores Corp.	13,189,989
63,400	L	Barnes & Noble, Inc.	2,517,614
43,329	L	Bob Evans Farms, Inc.	1,482,718
152,631		Brinker International, Inc.	4,603,351
39,900	L	CBRL Group, Inc.	1,785,924
262,300	@,L	Charming Shoppes, Inc.	3,548,919
162,676	L	Claire's Stores, Inc.	5,391,083
76,100	@,L	Coldwater Creek, Inc.	1,865,972
36,300	@,L	Copart, Inc.	1,089,000
46,760	@,L	Dick's Sporting Goods, Inc.	2,290,772
219,832	@,L	Dollar Tree Stores, Inc.	6,616,943
192,103		Foot Locker, Inc.	4,212,819
38,100	@,L	GameStop Corp.	2,099,691
72,300		MSC Industrial Direct Co.	2,830,545
143,493	@,L	O'Reilly Automotive, Inc.	4,600,386
91,500		OSI Restaurant Partners, Inc.	3,586,800
400,050	@,L	Payless Shoesource, Inc.	13,129,641
241,150		Petsmart, Inc.	6,959,589
77,050	L	Regis Corp.	3,046,557
523,008	L	Ross Stores, Inc.	15,324,134
70,765	L	Ruby Tuesday, Inc.	1,941,792
172,400	@,L	Saks, Inc.	3,072,168
143,600	L	Williams-Sonoma, Inc.	4,514,784
			148,847,479
		Savings & Loans: 0.8%
109,375	L	Astoria Financial Corp.	3,298,750
183,474	L	First Niagara Financial Group, Inc.	2,726,424
130,800	L	New York Community Bancorp., Inc.	2,105,880
148,450		Washington Federal, Inc.	3,493,029
			11,624,083
		Semiconductors: 4.4%
1,083,074	@,L	Atmel Corp.	6,552,598
95,962	@,L	Cree, Inc.	1,662,062
263,600	@,L	Fairchild Semiconductor International, Inc.	4,431,116
347,160	@,L	Integrated Device Technology, Inc.	5,374,037
92,200	@, L	International Rectifier Corp.	3,552,466

Shares			Value
179,450	L	Intersil Corp.	$4,292,444
181,372	@,L	Lam Research Corp.	9,181,051
136,600	@,L	Lattice Semiconductor Corp.	885,168
289,565	@,L	MEMC Electronic Materials, Inc.	11,333,574
76,700	@,L	Micrel, Inc.	826,826
276,850	L	Microchip Technology, Inc.	9,052,995
126,650	@	Semtech Corp.	1,655,316
28,850	@,L	Silicon Laboratories, Inc.	999,653
188,480	@	Triquint Semiconductor, Inc.	848,160
			60,647,466
		Software: 2.4%
91,450		Acxiom Corp.	2,345,693
33,219	@,L	Advent Software, Inc.	1,172,299
82,825	@,L	CSG Systems International	2,213,912
82,009	@	Dun & Bradstreet Corp.	6,789,525
81,012	L	Fair Isaac Corp.	3,293,138
108,089	L	MoneyGram International, Inc.	3,389,671
529,442	@,L	Sybase, Inc.	13,077,206
91,153	@,L	Wind River Systems, Inc.	934,318
			33,215,762
		Telecommunications: 2.3%
484,089	@,L	3Com Corp.	1,989,606
80,350	L	Adtran, Inc.	1,823,945
205,600	@,L	Andrew Corp.	2,103,288
338,486	@,L	Cincinnati Bell, Inc.	1,546,881
71,794	@,L	CommScope, Inc.	2,188,281
169,373	L	Harris Corp.	7,767,446
113,650	@,L	Polycom, Inc.	3,512,922
153,560	L	Telephone & Data Systems, Inc.	8,342,915
221,200	@,L	Utstarcom, Inc.	1,935,500
			31,210,784
		Textiles: 0.6%
116,332	@,L	Mohawk Industries, Inc.	8,708,614
			8,708,614
		Transportation: 1.8%
229,058	L	CH Robinson Worldwide, Inc.	9,366,182
82,753	L	Con-way, Inc.	3,644,442
112,800	L	Expeditors International Washington, Inc.	4,568,400
53,900	L	Overseas Shipholding Group	3,034,570
66,300	@,L	Swift Transportation Co., Inc.	1,741,701
76,025	@,L	YRC Worldwide, Inc.	2,868,423
			25,223,718
Total Common Stock (Cost $1,271,638,800)			1,368,320,794

Principal Amount			Value
SHORT-TERM INVESTMENTS: 22.9%
		Mutual Fund: 0.3%
$5,000,000	**	ING Institutional Prime Money Market Fund	5,000,000
Total Mutual Fund (Cost $5,000,000)			5,000,000

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount		Value
	Securities Lending CollateralCC: 22.6%
$310,743,528	The Bank of New York Institutional Cash Reserves Fund	$310,743,528
Total Securities Lending Collateral (Cost $310,743,528)		310,743,528
Total Short-Term Investments (Cost $315,743,528)		315,743,528

Total Investments in Securities (Cost $1,587,382,328)*	122.4%	$1,684,064,322
Other Assets and Liabilities - Net	(22.4)	(308,373,702)
Net Assets	100.0%	$1,375,690,620

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

**  Investment in affiliate

*  Cost for federal income tax purposes is $1,596,751,787.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$117,272,909
Gross Unrealized Depreciation	(29,960,374)
Net Unrealized Appreciation	$87,312,535

VP Index Plus Mid Cap Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized (Depreciation)
Long Contracts
MidCap400	20	8,113,000	3/15/07	$(145,890)
				$(145,890)

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.7%
		Advertising: 0.4%
52,800		Advo, Inc.	$1,721,280
47,708	@,L	inVentiv Health, Inc.	1,686,478
			3,407,758
		Aerospace/Defense: 1.1%
49,171	@,L	Armor Holdings, Inc.	2,697,029
72,650		Curtiss-Wright Corp.	2,693,862
23,200	L	EDO Corp.	550,768
40,167	@,L	Esterline Technologies Corp.	1,615,918
15,928	L	Kaman Corp.	356,628
56,799	@	Teledyne Technologies, Inc.	2,279,344
			10,193,549
		Agriculture: 0.7%
568,100	@	Alliance One International, Inc.	4,010,786
59,328		Delta & Pine Land Co.	2,399,818
			6,410,604
		Airlines: 1.1%
60,900	@,L	Frontier Airlines Holdings	450,660
382,755		Skywest, Inc.	9,764,065
			10,214,725
		Apparel: 3.7%
7,553	@	Ashworth, Inc.	54,835
53,630	@,L	CROCS, Inc.	2,316,816
30,200	@,L	Deckers Outdoor Corp.	1,810,490
204,029	@	Gymboree Corp.	7,785,747
162,425	L	Kellwood Co.	5,282,061
59,036		K-Swiss, Inc.	1,814,767
24,675	L	Oxford Industries, Inc.	1,225,114
158,300		Phillips-Van Heusen	7,941,911
40,400	@,L	Skechers USA, Inc.	1,345,724
53,712		Stride Rite Corp.	809,977
158,038		Wolverine World Wide, Inc.	4,507,244
			34,894,686
		Auto Parts & Equipment: 0.1%
26,000	@	Keystone Automotive Industries, Inc.	883,740
19,200		Standard Motor Products, Inc.	287,616
			1,171,356
		Banks: 6.3%
98,100		Bank Mutual Corp.	1,187,991
46,000	L	Cascade Bancorp.	1,427,380
49,905		Central Pacific Financial Corp.	1,934,318
102,088		Chittenden Corp.	3,133,081
56,510		Community Bank System, Inc.	1,299,730
136,276		East-West Bancorp., Inc.	4,826,896
179,770	@@,L	First Bancorp.	1,713,208
103,800		First Commonwealth Financial Corp.	1,394,034
53,400		First Financial Bancorp.	886,974
20,735		First Indiana Corp.	525,840
81,787		First Midwest Bancorp., Inc.	3,163,521
20,078	L	First Republic Bank	784,648
112,442		Fremont General Corp.	1,822,685
91,768		Hanmi Financial Corp.	2,067,533
57,420		Independent Bank Corp.	1,452,152

Shares			Value
37,864		Irwin Financial Corp.	$856,862
34,571		Nara Bancorp., Inc.	723,225
29,000	L	PrivateBancorp, Inc.	1,207,270
39,278	L	Prosperity Bancshares, Inc.	1,355,484
52,683		Provident Bankshares Corp.	1,875,515
123,911		South Financial Group, Inc.	3,294,793
108,642	L	Sterling Bancshares, Inc.	1,414,519
60,961		Sterling Financial Corp.	2,061,091
85,123		Susquehanna Bancshares, Inc.	2,288,106
122,133	L	Trustco Bank Corp.	1,358,119
155,439		UCBH Holdings, Inc.	2,729,509
93,545		Umpqua Holdings Corp.	2,753,029
60,681		United Bankshares, Inc.	2,345,321
187,265	L	Whitney Holding Corp.	6,108,584
20,700		Wilshire Bancorp., Inc.	392,679
39,140	L	Wintrust Financial Corp.	1,879,503
			60,263,600
		Biotechnology: 0.6%
64,725	@,L	Arqule, Inc.	383,172
17,500	L	Cambrex Corp.	397,600
37,300	@,L	CryoLife, Inc.	285,345
38,400	@	Digene Corp.	1,840,128
93,650	@,L	Regeneron Pharmaceuticals, Inc.	1,879,556
114,586	@,L	Savient Pharmaceuticals, Inc.	1,284,509
			6,070,310
		Building Materials: 0.9%
33,500	L	ElkCorp	1,376,515
93,492		Lennox International, Inc.	2,861,790
33,634	@,L	NCI Building Systems, Inc.	1,740,560
15,600	L	Texas Industries, Inc.	1,001,988
31,292		Universal Forest Products, Inc.	1,458,833
			8,439,686
		Chemicals: 1.9%
39,880		Arch Chemicals, Inc.	1,328,403
76,400		Georgia Gulf Corp.	1,475,284
132,896		HB Fuller Co.	3,431,375
41,280	L	MacDermid, Inc.	1,407,648
47,100	@	OM Group, Inc.	2,132,688
66,420	@	Omnova Solutions, Inc.	304,204
23,648		Penford Corp.	409,110
598,813	@	PolyOne Corp.	4,491,098
15,400		Quaker Chemical Corp.	339,878
46,586	L	Schulman A, Inc.	1,036,539
92,300	L	Tronox, Inc.	1,457,417
53,600	L	Wellman, Inc.	170,984
			17,984,628
		Commercial Services: 4.7%
75,270	L	Aaron Rents, Inc.	2,166,271
70,875		ABM Industries, Inc.	1,609,571
39,820	L	Administaff, Inc.	1,703,101
51,900	@,L	AMN Healthcare Services, Inc.	1,429,326
47,850	L	Arbitron, Inc.	2,078,604
17,300	@,L	Bankrate, Inc.	656,535
43,800		Bowne & Co., Inc.	698,172
42,300	@,L	Bright Horizons Family Solutions, Inc.	1,635,318
36,775		Central Parking Corp.	661,950
41,194	L	Chemed Corp.	1,523,354

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
44,774	@,L	Coinstar, Inc.	$1,368,741
26,116	@,L	Consolidated Graphics, Inc.	1,542,672
15,570	L	CPI Corp.	723,849
33,400	@,L	Cross Country Healthcare, Inc.	728,788
41,300		Gevity HR, Inc.	978,397
45,822	@	Heidrick & Struggles International, Inc.	1,941,020
79,021	@	Kendle International, Inc.	2,485,210
148,470	@,L	Labor Ready, Inc.	2,721,455
102,352	@,L	Live Nation, Inc.	2,292,685
17,200	@	Midas, Inc.	395,600
43,495	@,L	On Assignment, Inc.	511,066
43,366	@	Parexel International Corp.	1,256,313
30,211	@,L	Pharmanet Development Group	666,757
14,096	@,L	Pre-Paid Legal Services, Inc.	551,576
32,650	@,L	Rewards Network, Inc.	226,918
132,324	@	Spherion Corp.	983,167
12,950		Startek, Inc.	175,343
38,368	@,L	Universal Technical Institute, Inc.	852,153
23,648	@,L	Vertrue, Inc.	908,320
61,825	W,L	Viad Corp.	2,510,095
55,500	@,L	Volt Information Sciences, Inc.	2,786,655
94,676		Watson Wyatt Worldwide, Inc.	4,274,621
			45,043,603
		Computers: 2.9%
57,628		Agilysys, Inc.	964,693
50,324	@	CACI International, Inc.	2,843,306
34,646	@	Carreker Corp.	264,695
10,650	@	Catapult Communications Corp.	95,637
86,534	@	Ciber, Inc.	586,701
107,440		Factset Research Systems, Inc.	6,068,211
51,000	@,L	Komag, Inc.	1,931,880
51,687	@,L	Kronos, Inc.	1,898,980
60,251	@,L	Manhattan Associates, Inc.	1,812,350
59,100	@	Mercury Computer Systems, Inc.	789,576
86,294	@,L	Micros Systems, Inc.	4,547,694
29,154		MTS Systems Corp.	1,125,927
61,010	@,L	Radisys Corp.	1,017,037
190,900	@	SYKES Enterprises, Inc.	3,367,476
			27,314,163
		Distribution/Wholesale: 1.1%
187,745		Building Materials Holding Corp.	4,635,424
86,685	L	Pool Corp.	3,395,451
50,615	@	United Stationers, Inc.	2,363,214
			10,394,089
		Diversified Financial Services: 2.1%
42,275		Financial Federal Corp.	1,243,308
96,821	@	Investment Technology Group, Inc.	4,151,684
86,485	@,L	LaBranche & Co., Inc.	850,148
119,939	@	Piper Jaffray Cos.	7,814,026
24,810	@,L	Portfolio Recovery Associates, Inc.	1,158,379
27,597	L	SWS Group, Inc.	985,213

Shares			Value
164,700	@,L	TradeStation Group, Inc.	$2,264,625
29,303	@,L	World Acceptance, Corp.	1,375,776
			19,843,159
		Electric: 1.4%
55,639		Allete, Inc.	2,589,439
89,950		Avista Corp.	2,276,635
16,010		Central Vermont Public Service Corp.	377,036
24,228		CH Energy Group, Inc.	1,279,238
103,649		Cleco Corp.	2,615,064
86,832	@	El Paso Electric Co.	2,116,096
4,900	L	Green Mountain Power Corp.	166,061
44,123	L	UIL Holdings Corp.	1,861,549
			13,281,118
		Electrical Components & Equipment: 0.9%
57,800	@	Advanced Energy Industries, Inc.	1,090,686
97,057		Belden CDT, Inc.	3,793,958
30,078	@,L	Greatbatch, Inc.	809,700
62,706	@,L	Littelfuse, Inc.	1,999,067
48,100	@	Magnetek, Inc.	271,765
24,984		Vicor Corp.	277,572
			8,242,748
		Electronics: 3.8%
24,116		Bel Fuse, Inc.	838,996
106,800	@,L	Benchmark Electronics, Inc.	2,601,648
35,143		Brady Corp.	1,310,131
59,840	@,L	Checkpoint Systems, Inc.	1,208,768
89,275	@,L	Coherent, Inc.	2,818,412
48,075		CTS Corp.	754,778
43,773		Cubic Corp.	949,874
26,057	@,L	Cymer, Inc.	1,145,205
20,926	L	Daktronics, Inc.	771,123
31,511	@,L	Dionex Corp.	1,786,989
48,414	@	Electro Scientific Industries, Inc.	975,058
39,059	@,L	FEI Co.	1,029,986
40,408	@,L	Itron, Inc.	2,094,751
22,350		Keithley Instruments, Inc.	293,903
242,043		Methode Electronics, Inc.	2,621,326
42,822		Park Electrochemical Corp.	1,098,384
66,975	@	Paxar Corp.	1,544,444
53,195	@	Planar Systems, Inc.	514,396
27,450	@	Rogers Corp.	1,623,668
63,905		Technitrol, Inc.	1,526,690
89,608	@,L	Trimble Navigation Ltd.	4,545,814
41,550	L	Watts Water Technologies, Inc.	1,708,121
47,931		Woodward Governor Co.	1,903,340
			35,665,805
		Energy-Alternate Sources: 0.2%
66,713	@,L	Headwaters, Inc.	1,598,443
			1,598,443
		Engineering & Construction: 0.9%
90,121	@	EMCOR Group, Inc.	5,123,379
85,358	@,L	URS Corp.	3,657,590
			8,780,969

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Entertainment: 0.4%
77,149	@	Pinnacle Entertainment, Inc.	$2,556,718
56,775	@,L	Shuffle Master, Inc.	1,487,505
			4,044,223
		Environmental Control: 0.5%
90,176	@,L	Tetra Tech, Inc.	1,631,284
73,650	@,L	Waste Connections, Inc.	3,060,158
			4,691,442
		Food: 1.8%
163,217		Corn Products International, Inc.	5,637,515
87,406	L	Flowers Foods, Inc.	2,359,088
60,488	@,L	Hain Celestial Group, Inc.	1,887,830
21,402		J&J Snack Foods Corp.	886,043
56,631	@,L	Performance Food Group Co.	1,565,281
59,117	@,L	Ralcorp Holdings, Inc.	3,008,464
48,324	@,L	TreeHouse Foods, Inc.	1,507,709
			16,851,930
		Forest Products & Paper: 0.7%
62,847	@,L	Buckeye Technologies, Inc.	752,907
29,388	@	Caraustar Industries, Inc.	237,749
16,471	L	Deltic Timber Corp.	918,752
24,100	L	Neenah Paper, Inc.	851,212
71,475		Rock-Tenn Co.	1,937,687
20,923		Schweitzer-Mauduit International, Inc.	545,044
69,173		Wausau Paper Corp.	1,036,903
			6,280,254
		Gas: 2.3%
147,491		Atmos Energy Corp.	4,706,438
18,384	L	Cascade Natural Gas Corp.	476,513
131,083	L	Energen Corp.	6,153,036
15,600		Laclede Group, Inc.	546,468
49,641		Northwest Natural Gas Co.	2,106,764
73,860		Southwest Gas Corp.	2,834,008
190,679		UGI Corp.	5,201,723
			22,024,950
		Hand/Machine Tools: 0.4%
47,242		Baldor Electric Co.	1,578,828
50,053		Regal-Beloit Corp.	2,628,283
			4,207,111
		Healthcare-Products: 3.7%
111,443	@,L	American Medical Systems Holdings, Inc.	2,063,924
38,200	@,L	Biolase Technology, Inc.	334,250
28,698	@,L	Biosite, Inc.	1,401,897
20,526		Datascope Corp.	747,967
59,450	@	Haemonetics Corp.	2,676,439
87,182	@,L	Hologic, Inc.	4,121,965
22,625	@,L	ICU Medical, Inc.	920,385
52,134	@	Idexx Laboratories, Inc.	4,134,226
110,835	@,L	Immucor, Inc.	3,239,707
32,715	L	LCA-Vision, Inc.	1,124,087
91,800		Mentor Corp.	4,486,266
35,100	L	Meridian Bioscience, Inc.	861,003
58,832	@	Osteotech, Inc.	332,401
29,100	@,L	Palomar Medical Technologies, Inc.	1,474,497

Shares			Value
24,950	@	Possis Medical, Inc.	$336,326
119,917	@	Respironics, Inc.	4,526,867
24,450	@,L	SurModics, Inc.	760,884
50,400	@	Viasys Healthcare, Inc.	1,402,128
11,703		Vital Signs, Inc.	584,214
			35,529,433
		Healthcare-Services: 4.2%
1	@,L	Amedisys, Inc.	33
280,725	@,L	Amerigroup Corp.	10,075,220
65,575	@	Amsurg Corp.	1,508,225
278,606	@,L	Centene Corp.	6,845,349
60,744	@,L	Gentiva Health Services, Inc.	1,157,781
78,800	@,L	Healthways, Inc.	3,759,548
105,903	@	Odyssey HealthCare, Inc.	1,404,274
108,243	@,L	Pediatrix Medical Group, Inc.	5,293,083
160,593	@,L	Sierra Health Services, Inc.	5,787,772
68,379	@,L	Sunrise Senior Living, Inc.	2,100,603
69,527	@,L	United Surgical Partners International, Inc.	1,971,090
			39,902,978
		Home Builders: 1.9%
104,360	@,L	Champion Enterprises, Inc.	976,810
11,450		Coachmen Industries, Inc.	125,950
35,200	@,L	Meritage Homes Corp.	1,679,744
44,362	L	Monaco Coach Corp.	628,166
11,225	@,L	NVR, Inc.	7,240,125
9,825	L	Skyline Corp.	395,162
202,550	L	Winnebago Industries	6,665,921
			17,711,878
		Home Furnishings: 0.5%
17,604	@,L	Audiovox Corp.	248,040
94,419		Ethan Allen Interiors, Inc.	3,409,470
85,630	L	La-Z-Boy, Inc.	1,016,428
			4,673,938
		Household Products/Wares: 0.4%
38,900	@	Central Garden & Pet Co.	1,883,538
92,528	@	Playtex Products, Inc.	1,331,478
28,125		WD-40 Co.	980,719
			4,195,735
		Housewares: 0.5%
6,019		National Presto Industries, Inc.	360,358
91,510	L	Toro Co.	4,267,111
			4,627,469
		Insurance: 4.2%
70,935		Delphi Financial Group	2,870,030
59,425	L	Hilb Rogal & Hobbs Co.	2,502,981
33,190		Infinity Property & Casualty Corp.	1,606,064
49,825	L	Landamerica Financial Group, Inc.	3,144,456
157,785	@	Philadelphia Consolidated Holding Co.	7,030,900
60,421		Presidential Life Corp.	1,326,241
94,802	@,L	ProAssurance Corp.	4,732,516
33,951		RLI Corp.	1,915,515
41,670		Safety Insurance Group, Inc.	2,113,086
15,968	@,L	SCPIE Holdings, Inc.	417,404
82,972	L	Selective Insurance Group	4,753,466

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Insurance (continued)
29,588	L	Stewart Information Services Corp.	$1,282,936
34,200		United Fire & Casualty Co.	1,205,550
100,485	L	Zenith National Insurance Corp.	4,713,751
			39,614,896
		Internet: 2.1%
16,650	@,L	Blue Coat Systems, Inc.	398,768
89,900	@,L	Blue Nile, Inc.	3,316,411
54,800	@,L	Digital Insight Corp.	2,109,252
145,200	@	Digitas, Inc.	1,947,132
79,199	@,L	Infospace, Inc.	1,624,371
81,150	@,L	j2 Global Communications, Inc.	2,211,338
73,400	@	Napster, Inc.	266,442
20,665	@	PC-Tel, Inc.	193,218
144,121	@,L	Secure Computing Corp.	945,434
123,305	@	Stamps.com, Inc.	1,942,054
154,922	L	United Online, Inc.	2,057,364
28,100	@,L	WebEx Communications, Inc.	980,409
76,320	@,L	Websense, Inc.	1,742,386
			19,734,579
		Iron/Steel: 1.6%
41,915		Carpenter Technology Corp.	4,297,126
103,166		Chaparral Steel Co.	4,567,159
68,920	L	Cleveland-Cliffs, Inc.	3,338,485
28,950	@,L	Material Sciences Corp.	374,613
74,018		Ryerson, Inc.	1,857,112
25,586		Steel Technologies, Inc.	449,034
			14,883,529
		Leisure Time: 0.2%
75,900	@,L	K2, Inc.	1,001,121
38,500	@,L	WMS Industries, Inc.	1,342,110
			2,343,231
		Lodging: 0.4%
59,500	@	Aztar Corp.	3,237,990
34,431	L	Marcus Corp.	880,745
			4,118,735
		Machinery-Diversified: 2.3%
62,222		Applied Industrial Technologies, Inc.	1,637,061
67,287		Cognex Corp.	1,602,776
147,451	@,L	Gardner Denver, Inc.	5,501,397
45,102	@	Gerber Scientific, Inc.	566,481
87,077		IDEX Corp.	4,128,321
34,000	@	Intevac, Inc.	882,300
19,100	L	Lindsay Manufacturing Co.	623,615
101,816		Manitowoc Co., Inc.	6,050,925
27,111	L	Robbins & Myers, Inc.	1,244,937
			22,237,813
		Media: 0.1%
21,400	@	4Kids Entertainment, Inc.	389,908
109,200	@,L	Radio One, Inc.	736,008
			1,125,916
		Metal Fabricate/Hardware: 1.0%
35,275		AM Castle & Co.	897,749
44,410	L	Kaydon Corp.	1,764,853

Shares			Value
8,841		Lawson Products	$405,713
60,873		Mueller Industries, Inc.	1,929,674
83,881	L	Quanex Corp.	2,901,444
27,075		Valmont Industries, Inc.	1,502,392
			9,401,825
		Miscellaneous Manufacturing: 2.4%
128,605		Acuity Brands, Inc.	6,692,604
37,559	L	AO Smith Corp.	1,410,716
60,001		Aptargroup, Inc.	3,542,459
56,050		Barnes Group, Inc.	1,219,088
43,425	@,L	Ceradyne, Inc.	2,453,513
136,844	@,L	EnPro Industries, Inc.	4,544,589
25,400	@	Lydall, Inc.	274,574
43,991		Myers Industries, Inc.	688,899
15,140		Standex International Corp.	456,168
48,900	@	Sturm Ruger & Co., Inc.	469,440
62,220		Tredegar Corp.	1,406,794
			23,158,844
		Office Furnishings: 0.1%
72,244	@	Interface, Inc.	1,027,310
			1,027,310
		Office/Business Equipment: 0.2%
85,728	@	Global Imaging Systems, Inc.	1,881,730
			1,881,730
		Oil & Gas: 3.6%
79,949	L	Cabot Oil & Gas Corp.	4,848,907
135,946		Cimarex Energy Co.	4,962,029
320,530		Frontier Oil Corp.	9,212,032
41,783		Penn Virginia Corp.	2,926,481
10,700	@,L	Petroleum Development Corp.	460,635
128,662	L	St. Mary Land & Exploration Co.	4,739,908
45,143	@	Stone Energy Corp.	1,595,805
48,473	@,L	Swift Energy Co.	2,172,075
76,005	@	Unit Corp.	3,682,442
			34,600,314
		Oil & Gas Services: 3.1%
38,944	@,L	Dril-Quip, Inc.	1,525,047
149,413	@	Helix Energy Solutions Group, Inc.	4,687,086
31,550	@,L	Hydril	2,372,245
50,854	@,L	Lone Star Technologies	2,461,842
23,133	L	Lufkin Industries, Inc.	1,343,565
88,200	@	Oceaneering International, Inc.	3,501,540
62,814	@,L	SEACOR Holdings, Inc.	6,227,380
59,178	@,L	Veritas DGC, Inc.	5,067,412
48,375	@	W-H Energy Services, Inc.	2,355,379
			29,541,496
		Packaging & Containers: 0.1%
35,050		Chesapeake Corp.	596,551
			596,551
		Pharmaceuticals: 1.7%
28,275	@,L	Bradley Pharmaceuticals, Inc.	581,900
25,600	L	Mannatech, Inc.	377,088
51,367	@,L	MGI Pharma, Inc.	945,666
124,527	@,L	NBTY, Inc.	5,176,587

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
157,157	@,L	Noven Pharmaceuticals, Inc.	$3,999,646
37,100	@,L	PetMed Express, Inc.	495,285
49,160	@,L	Sciele Pharma, Inc.	1,179,840
52,600	@	Theragenics Corp.	163,060
58,550	@,L	USANA Health Sciences, Inc.	3,024,693
			15,943,765
		Real Estate Investment Trusts: 2.7%
20,356		Acadia Realty Trust	509,307
75,544	L	Colonial Properties Trust	3,541,503
38,800		EastGroup Properties, Inc.	2,078,128
43,764		Entertainment Properties Trust	2,557,568
38,185		Essex Property Trust, Inc.	4,935,411
109,250		Inland Real Estate Corp.	2,045,160
34,100		LTC Properties, Inc.	931,271
37,000		Mid-America Apartment Communities, Inc.	2,117,880
36,750	L	National Retail Properties, Inc.	843,413
75,200		New Century Financial Corp.	2,375,568
25,400		PS Business Parks, Inc.	1,796,034
29,946		Sovran Self Storage, Inc.	1,715,307
			25,446,550
		Retail: 7.6%
78,148		Brown Shoe Co., Inc.	3,730,786
31,100	@,L	California Pizza Kitchen, Inc.	1,035,941
79,838		Casey's General Stores, Inc.	1,880,185
46,350	L	Cash America International, Inc.	2,173,815
50,516		Cato Corp.	1,157,322
55,110	@	CEC Entertainment, Inc.	2,218,178
36,712	@,L	Childrens Place Retail Stores, Inc.	2,331,946
103,243	L	Christopher & Banks Corp.	1,926,514
109,500		CKE Restaurants, Inc.	2,014,800
129,590	@,L	Dress Barn, Inc.	3,023,335
15,139	@,L	Genesco, Inc.	564,685
155,525	L	Group 1 Automotive, Inc.	8,043,753
48,625	L	Haverty Furniture Cos., Inc.	719,650
49,625	@	Hibbett Sporting Goods, Inc.	1,515,051
68,893	@,L	HOT Topic, Inc.	919,033
26,300		IHOP Corp.	1,386,010
76,864	@	Insight Enterprises, Inc.	1,450,424
100,346	@,L	Jack in the Box, Inc.	6,125,120
47,214	L	Longs Drug Stores Corp.	2,000,929
30,700	@,L	MarineMax, Inc.	796,051
151,527	L	Men's Wearhouse, Inc.	5,797,423
30,200	@,L	O'Charleys, Inc.	642,656
51,283	@,L	Panera Bread Co.	2,867,233
38,890	@,L	Papa John's International, Inc.	1,128,199
41,510	@,L	PF Chang's China Bistro, Inc.	1,593,154
27,000	@,L	Red Robin Gourmet Burgers, Inc.	967,950
35,800	@,L	School Specialty, Inc.	1,342,142
340,289	@,L	Select Comfort Corp.	5,917,626
111,724	@,L	Sonic Corp.	2,675,790
102,400		Triarc Cos.	2,048,000
54,315	@,L	Tween Brands, Inc.	2,168,798
			72,162,499

Shares			Value
		Savings & Loans: 1.4%
39,682	L	Anchor Bancorp. Wisconsin, Inc.	$1,143,635
96,910	L	Bankunited Financial Corp.	2,709,604
100,729	L	Brookline Bancorp., Inc.	1,326,601
36,400	L	Dime Community Bancshares	509,964
46,932	L	Downey Financial Corp.	3,406,325
35,400	L	Fidelity Bankshares, Inc.	1,404,318
47,992	@,L	FirstFed Financial Corp.	3,214,024
			13,714,471
		Semiconductors: 2.2%
74,117	@,L	Actel Corp.	1,345,965
66,700	@	Axcelis Technologies, Inc.	388,861
168,087	@,L	Brooks Automation, Inc.	2,420,453
29,350		Cohu, Inc.	591,696
64,602	@,L	DSP Group, Inc.	1,401,863
57,334	@	Exar Corp.	745,342
125,737	@,L	Kopin Corp.	448,881
92,800	@,L	Kulicke & Soffa Industries, Inc.	779,520
59,400	@	MKS Instruments, Inc.	1,341,252
89,151	@,L	Pericom Semiconductor Corp.	1,022,562
69,300	@,L	Photronics, Inc.	1,132,362
266,570	@,L	Skyworks Solutions, Inc.	1,887,316
34,950	@,L	Standard Microsystems Corp.	977,901
22,375	@	Supertex, Inc.	878,219
93,707	@,L	Varian Semiconductor Equipment Associates, Inc.	4,265,543
50,300	@,L	Veeco Instruments, Inc.	942,119
			20,569,855
		Software: 3.7%
75,000	@,L	Allscripts Healthcare Solutions, Inc.	2,024,250
51,225	@,L	Altiris, Inc.	1,300,091
62,269	@	Ansys, Inc.	2,708,079
79,357	@	Captaris, Inc.	616,604
106,037	@, L	Cerner Corp.	4,824,684
98,097	@	Dendrite International, Inc.	1,050,619
61,900	@	Digi International, Inc.	853,601
80,210	@	Epicor Software Corp.	1,083,637
112,191	L	Global Payments, Inc.	5,194,443
128,427	@,L	Hyperion Solutions Corp.	4,615,666
29,049		Inter-Tel, Inc.	643,726
50,318	@,L	JDA Software Group, Inc.	692,879
69,933	@,L	Keane, Inc.	832,902
26,378	@,L	Mantech International Corp.	971,502
60,717	@	Mapinfo Corp.	792,357
31,571	@,L	Open Solutions, Inc.	1,188,332
53,267	@,L	Per-Se Technologies, Inc.	1,479,757
34,167	@	Phoenix Technologies Ltd.	153,752
65,269	@,L	Progress Software Corp.	1,822,963
25,800	@,L	Quality Systems, Inc.	961,566
32,271	@	SPSS, Inc.	970,389
			34,781,799
		Telecommunications: 1.8%
232,311	@,L	Adaptec, Inc.	1,082,569
119,166	@,L	Aeroflex, Inc.	1,396,626
54,388	@,L	Anixter International, Inc.	2,953,268
29,391		Black Box Corp.	1,234,128
75,925	@,L	C-COR, Inc.	845,805
33,925	L	Commonwealth Telephone Enterprises, Inc.	1,420,101

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS  PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications (continued)
37,700	@,L	Comtech Telecommunications	$1,435,239
32,400	L	CT Communications, Inc.	742,608
89,755	@,L	Ditech Networks, Inc.	621,105
72,392	@	General Communication, Inc.	1,138,726
167,219	@,L	Harmonic, Inc.	1,215,682
70,975	@	Network Equipment Technologies, Inc.	413,075
49,300	@,L	Novatel Wireless, Inc.	476,731
76,261	@,L	Symmetricom, Inc.	680,248
41,143	@	Tollgrade Communications, Inc.	434,882
35,762	@	Viasat, Inc.	1,066,065
			17,156,858
		Textiles: 0.2%
21,220		Angelica Corp.	547,476
33,726	L	G&K Services, Inc.	1,311,604
			1,859,080
		Toys/Games/Hobbies: 0.3%
43,642	@,L	Jakks Pacific, Inc.	953,141
34,600	@	RC2 Corp.	1,522,400
			2,475,541
		Transportation: 2.6%
56,187	L	Arkansas Best Corp.	2,022,732
38,092	@,L	Bristow Group, Inc.	1,374,740
52,383	@	EGL, Inc.	1,559,966
97,646		Heartland Express, Inc.	1,466,643
256,722	@,L	HUB Group, Inc.	7,072,691
123,500	@,L	Kansas City Southern	3,579,030
87,100	@	Kirby Corp.	2,972,723
96,480	L	Landstar System, Inc.	3,683,606
46,470	@	Old Dominion Freight Line	1,118,533
			24,850,664
Total Common Stock (Cost $856,335,862)			927,184,191
WARRANTS: 0.0%
		Airlines: 0.0%
116		Timco Aviation	—
			—
Total Warrants (Cost $—)			—

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.3%
		Mutual Fund: 0.8%
$8,000,000	**	ING Institutional Prime Money Market Fund	8,000,000
Total Mutual Fund (Cost $8,000,000)			8,000,000

Principal Amount		Value
	Repurchase Agreement: 0.8%
$7,434,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $7,438,337 to be received upon repurchase (Collateralized by $23,685,000 Resolution Funding Corporation, Discount Note, Market Value $7,583,463, due 01/15/30)	$7,434,000
Total Repurchase Agreement (Cost $7,434,000)		7,434,000
	Securities Lending CollateralCC: 22.7%
215,814,758	The Bank of New York Institutional Cash Reserves Fund	215,814,758
Total Securities Lending Collateral (Cost $215,814,758)		215,814,758
Total Short-Term Investments (Cost $231,248,758)		231,248,758

Total Investments in Securities (Cost $1,087,584,620)*	122.0%	$1,158,432,949
Other Assets and Liabilities - Net	(22.0)	(209,071,918)
Net Assets	100.0%	$949,361,031

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

**  Investment in affiliate

*  Cost for federal income tax purposes is $1,095,054,831.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,298,469
Gross Unrealized Depreciation	(26,920,351)
Net Unrealized Appreciation	$63,378,118

VP Index Plus Small Cap Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized (Depreciation)
Long Contracts
Russell 2000	46	18,282,700	3/15/07	$(130,082)
				$(130,082)

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 46.7%
		Advertising: 0.2%
160		Advo, Inc.	$5,216
2,500	L	Omnicom Group	261,350
			266,566
		Aerospace/Defense: 0.6%
3,100		Boeing Co.	275,404
170		Kaman Corp.	3,806
7,345		Raytheon Co.	387,816
4,000		United Technologies Corp.	250,080
			917,106
		Agriculture: 0.6%
2,240	@	Alliance One International, Inc.	15,814
8,000		Altria Group, Inc.	686,560
4,578	@@	British American Tobacco PLC	128,190
190		Delta & Pine Land Co.	7,686
			838,250
		Airlines: 0.1%
440	@	Airtran Holdings, Inc.	5,166
80	@	Alaska Air Group, Inc.	3,160
13,882	@,@@	British Airways PLC	143,131
190	@	JetBlue Airways Corp.	2,698
906		Skywest, Inc.	23,112
			177,267
		Apparel: 0.4%
380	@	Ashworth, Inc.	2,759
5,600	@,L	Coach, Inc.	240,576
200	@,L	Deckers Outdoor Corp.	11,990
470	@,L	Gymboree Corp.	17,935
1,610	@	Hanesbrands, Inc.	38,028
2,000		Jones Apparel Group, Inc.	66,860
610	L	Kellwood Co.	19,837
570		K-Swiss, Inc.	17,522
730		Phillips-Van Heusen	36,624
540		Polo Ralph Lauren Corp.	41,936
880		Wolverine World Wide, Inc.	25,098
			519,165
		Auto Manufacturers: 0.2%
28,900	L	Ford Motor Co.	217,039
			217,039
		Auto Parts & Equipment: 0.1%
1,670	L	ArvinMeritor, Inc.	30,444
50		Bandag, Inc.	2,522
290	L	Standard Motor Products, Inc.	4,344
6,106	@@	Sumitomo Rubber Industries, Inc.	78,765
			116,075
		Banks: 3.9%
19,338	@@	Banca Intesa S.p.A.	148,929
24,950		Bank of America Corp.	1,332,081
5,500	@@	Bank of Ireland	126,637
15,307	@@	Barclays PLC	218,553
12,253	@@	Capitalia S.p.A.	115,614
790	L	Chittenden Corp.	24,245
1,880		Colonial BancGroup, Inc.	48,391
3,000		Comerica, Inc.	176,040
5,345	@@	Depfa Bank PLC	95,509
1,219	@@	Deutsche Bank AG	162,332

Shares			Value
870		East-West Bancorp., Inc.	$30,815
1,880	@@,L	First Bancorp.	17,916
200		First Indiana Corp.	5,072
270		First Midwest Bancorp., Inc.	10,444
1,320		FirstMerit Corp.	31,865
910		Hanmi Financial Corp.	20,502
18,036	@@	HSBC Holdings PLC	328,252
520		Independent Bank Corp.	13,151
1,000	@@	KBC Groep NV	122,419
1,086	@@	Kookmin Bank ADR	87,575
500		Mercantile Bankshares Corp.	23,395
17	@@	Mitsubishi UFJ Financial Group, Inc.	210,899
5,100	@@	National Australia Bank Ltd.	162,367
8,400	L	National City Corp.	307,104
8,700		Regions Financial Corp.	325,380
911	@@	Societe Generale	154,114
390		South Financial Group, Inc.	10,370
8,000	@@	Sumitomo Trust & Banking Co., Ltd.	83,763
1,530	L	TCF Financial Corp.	41,953
300		Umpqua Holdings Corp.	8,829
1,200	@@,L	Uniao de Bancos Brasileiros SA GDR	111,552
6,500		US Bancorp.	235,235
6,650		Wachovia Corp.	378,718
810		Webster Financial Corp.	39,463
11,600		Wells Fargo & Co.	412,496
960		Whitney Holding Corp.	31,315
			5,653,295
		Beverages: 0.8%
8,050		Coca-Cola Co.	388,413
3,491	@@	Coca-Cola Hellenic Bottling Co. SA	136,205
1,012	@@	Fomento Economico Mexicano SA de CV ADR	117,149
30	@	Hansen Natural Corp.	1,010
2,500		Pepsi Bottling Group, Inc.	77,275
1,430		PepsiAmericas, Inc.	30,001
6,450		PepsiCo, Inc.	403,448
			1,153,501
		Biotechnology: 0.3%
4,500	@	Amgen, Inc.	307,395
120	@	Digene Corp.	5,750
30	@	Invitrogen Corp.	1,698
3,000	@,L	Millennium Pharmaceuticals, Inc.	32,700
640	@	PDL BioPharma, Inc.	12,890
1,190	@,L	Savient Pharmaceuticals, Inc.	13,340
620	@,L	Vertex Pharmaceuticals, Inc.	23,200
			396,973
		Building Materials: 0.1%
100		ElkCorp	4,109
4,982	@@	Italcementi S.p.A.	140,218
			144,327
		Chemicals: 0.7%
300		Airgas, Inc.	12,156
570		Chemtura Corp.	5,489
3,800		Dow Chemical Co.	151,772
3,500		EI DuPont de Nemours & Co.	170,485
70		FMC Corp.	5,359

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Chemicals (continued)
730		Georgia Gulf Corp.	$14,096
870		HB Fuller Co.	22,463
1,000		Lubrizol Corp.	50,130
2,011	L	Lyondell Chemical Co.	51,421
130	L	MacDermid, Inc.	4,433
2,000		Monsanto Co.	105,060
1,770	L	Olin Corp.	29,240
830	@	Omnova Solutions, Inc.	3,801
1,950	@,L	PolyOne Corp.	14,625
2,000		Sherwin-Williams Co.	127,160
15,000	@@	Sumitomo Chemical Co., Ltd.	116,077
600	@@	Umicore	101,950
1,560		Valspar Corp.	43,118
			1,028,835
		Commercial Services: 0.7%
210	@	Alliance Data Systems Corp.	13,119
2,500	@,L	Apollo Group, Inc.	97,425
100		Banta Corp.	3,640
370	@	Career Education Corp.	9,169
410		Central Parking Corp.	7,380
232	@,L	Consolidated Graphics, Inc.	13,704
2,700	@	Convergys Corp.	64,206
150	L	CPI Corp.	6,974
1,190		DeVry, Inc.	33,320
350	@	Heidrick & Struggles International, Inc.	14,826
1,340	@	Hooper Holmes, Inc.	4,435
320	@	ITT Educational Services, Inc.	21,238
350	@,L	Kendle International, Inc.	11,008
1,190	@,L	Korn/Ferry International	27,322
1,160	@,L	Labor Ready, Inc.	21,263
830	L	Manpower, Inc.	62,192
5,100		McKesson Corp.	258,570
3,900		Moody's Corp.	269,334
1,640	@	MPS Group, Inc.	23,255
670	@	Quanta Services, Inc.	13,179
1,160	@	Valassis Communications, Inc.	16,820
240	@,L	Vertrue, Inc.	9,218
510	W,L	Viad Corp.	20,706
170	@,L	Volt Information Sciences, Inc.	8,536
650		Watson Wyatt Worldwide, Inc.	29,348
			1,060,187
		Computers: 1.7%
270		Agilysys, Inc.	4,520
1,391	@,@@, I	Atos Origin	82,254
167	@,L	CACI International, Inc.	9,436
1,272	@	Cadence Design Systems, Inc.	22,782
280	@	Catapult Communications Corp.	2,514
520	@,L	Ceridian Corp.	14,550
19,100	@	Dell, Inc.	479,219
570		Factset Research Systems, Inc.	32,194
18,150		Hewlett-Packard Co.	747,599
620		Imation Corp.	28,787
9,350		International Business Machines Corp.	908,353
310	@	Mercury Computer Systems, Inc.	4,142
515	@	Micros Systems, Inc.	27,141
780	@,L	Palm, Inc.	10,990
580	@	Radisys Corp.	9,669
690	@	SRA International, Inc.	18,451
780	@	SYKES Enterprises, Inc.	13,759
1,320	@	Synopsys, Inc.	35,284

Shares			Value
940	@	Western Digital Corp.	$19,232
			2,470,876
		Cosmetics/Personal Care: 0.6%
2,500	L	Estee Lauder Cos., Inc.	102,050
11,850		Procter & Gamble Co.	761,600
			863,650
		Distribution/Wholesale: 0.1%
700		Building Materials Holding Corp.	17,283
280		CDW Corp.	19,690
262	L	Pool Corp.	10,263
7,000	@@	Sumitomo Corp.	104,788
830	@	Tech Data Corp.	31,432
			183,456
		Diversified Financial Services: 3.9%
860		AG Edwards, Inc.	54,429
4,200		American Express Co.	254,814
1,360	@,L	AmeriCredit Corp.	34,231
3,600		CIT Group, Inc.	200,772
26,600		Citigroup, Inc.	1,481,620
3,600		Fannie Mae	213,804
3,200		Goldman Sachs Group, Inc.	637,920
740		IndyMac Bancorp., Inc.	33,418
550	@	Investment Technology Group, Inc.	23,584
21,100		JPMorgan Chase & Co.	1,019,130
14	@@,L	Kenedix, Inc.	63,157
5,400		Lehman Brothers Holdings, Inc.	421,848
3,050		Merrill Lynch & Co., Inc.	283,955
8,100		Morgan Stanley	659,583
1,260		Raymond James Financial, Inc.	38,191
500	@@	SFCG Co., Ltd.	77,665
320	L	SWS Group, Inc.	11,424
650	@,L	TradeStation Group, Inc.	8,938
3,600	@@	UBS AG	217,864
			5,736,347
		Electric: 1.2%
18,900	@	AES Corp.	416,556
200		Central Vermont Public Service Corp.	4,710
350	L	Duquesne Light Holdings, Inc.	6,948
1,260		Idacorp, Inc.	48,699
15,434	@@	International Power PLC	114,956
270		Northeast Utilities	7,603
1,720		OGE Energy Corp.	68,800
1,310	L	Pepco Holdings, Inc.	34,073
10,300		PG&E Corp.	487,499
1,850		PNM Resources, Inc.	57,535
1,200	@@	RWE AG	131,540
3,905	@@	Scottish & Southern Energy	118,589
4,800		Southern Co.	176,928
3,500	@@	Tokyo Electric Power Co., Inc.	113,072
830		Wisconsin Energy Corp.	39,392
			1,826,900
	Electrical Components & Equipment: 0.1%
720	L	Belden CDT, Inc.	28,145
450	@,L	Littelfuse, Inc.	14,346
18,000	@@	Toshiba Corp.	116,968
			159,459

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Electronics: 0.2%
380		Amphenol Corp.	$23,590
100	@	Avnet, Inc.	2,553
340	@,L	Benchmark Electronics, Inc.	8,282
670	@,L	Coherent, Inc.	21,152
390	L	Cubic Corp.	8,463
140		Gentex Corp.	2,178
2,400	@,@@	Hoya Corp.	93,544
980		Methode Electronics, Inc.	10,613
400	@	Planar Systems, Inc.	3,868
660	@,L	Plexus Corp.	15,761
100	@	Rogers Corp.	5,915
1,080	@	Thomas & Betts Corp.	51,062
300	@,L	Trimble Navigation Ltd.	15,219
690	@,L	Varian, Inc.	30,905
2,480	@	Vishay Intertechnology, Inc.	33,579
			326,684
		Engineering & Construction: 0.4%
2,000	@@	Bouygues	128,053
510	@	EMCOR Group, Inc.	28,994
830		Granite Construction, Inc.	41,766
1,724	@@	Hochtief AG	125,005
850	@	Jacobs Engineering Group, Inc.	69,309
180	@	Shaw Group, Inc.	6,030
20,000	@@,L	Taisei Corp.	60,879
270	@	URS Corp.	11,570
1,200	@@,L	Vinci SA	152,942
			624,548
		Entertainment: 0.0%
230	@,L	Pinnacle Entertainment, Inc.	7,622
			7,622
		Environmental Control: 0.2%
8,600		Waste Management, Inc.	316,222
			316,222
		Exchange Traded Fund: 0.1%
2,300	@@,L	iShares S&P SmallCap 600 Index Fund	151,777
340	L	Midcap SPDR Trust Series 1	49,844
			201,621
		Food: 0.8%
4,500		Campbell Soup Co.	175,005
9,800		ConAgra Foods, Inc.	264,600
934		Corn Products International, Inc.	32,260
5,626		General Mills, Inc.	324,058
734	@@	Groupe Danone	110,998
1,182		Hormel Foods Corp.	44,136
460	@,L	Ralcorp Holdings, Inc.	23,409
280	@	Smithfield Foods, Inc.	7,185
7,130	@@	Unilever PLC	198,305
210	@,L	United Natural Foods, Inc.	7,543
			1,187,499
		Forest Products & Paper: 0.1%
590	@	Caraustar Industries, Inc.	4,773
1,880		Louisiana-Pacific Corp.	40,476
600		Rock-Tenn Co.	16,266
310		Schweitzer-Mauduit International, Inc.	8,076

Shares			Value
2,000		Temple-Inland, Inc.	$92,060
			161,651
		Gas: 0.1%
60	L	Cascade Natural Gas Corp.	1,555
1,147	L	Energen Corp.	53,840
1,799		UGI Corp.	49,077
			104,472
		Hand/Machine Tools: 0.0%
1,100		Snap-On, Inc.	52,404
			52,404
		Healthcare-Products: 0.9%
270	@	Advanced Medical Optics, Inc.	9,504
230	L	Cooper Cos., Inc.	10,235
1,470	@	Cytyc Corp.	41,601
1,938		Dentsply International, Inc.	57,849
960	@,L	Edwards Lifesciences Corp.	45,158
510	@	Haemonetics Corp.	22,960
282	@,L	Hologic, Inc.	13,333
157	@	Idexx Laboratories, Inc.	12,450
350	@,L	Immucor, Inc.	10,231
70	@	Intuitive Surgical, Inc.	6,713
10,800		Johnson & Johnson	713,016
4,500		Medtronic, Inc.	240,795
470		Mentor Corp.	22,969
500	@	Osteotech, Inc.	2,825
450	@	Possis Medical, Inc.	6,066
390	@,L	Respironics, Inc.	14,723
700	@	Techne Corp.	38,815
650	@	Varian Medical Systems, Inc.	30,921
			1,300,164
		Healthcare-Services: 1.5%
7,700		Aetna, Inc.	332,486
460	@	Amerigroup Corp.	16,509
510	@,L	Centene Corp.	12,531
2,950	@	Coventry Health Care, Inc.	147,648
900	@@	Fresenius Medical Care AG & Co. KGaA	119,812
700	@,L	Gentiva Health Services, Inc.	13,342
560	@	Health Net, Inc.	27,250
440	@,L	Healthways, Inc.	20,992
3,000	@	Humana, Inc.	165,930
2,500	@,L	Laboratory Corp. of America Holdings	183,675
140	@	Lincare Holdings, Inc.	5,578
912	@,L	Odyssey HealthCare, Inc.	12,093
440	@,L	Pediatrix Medical Group, Inc.	21,516
412	@,L	Sierra Health Services, Inc.	14,848
12,100		UnitedHealth Group, Inc.	650,133
6,500	@	WellPoint, Inc.	511,485
			2,255,828
		Holding Companies-Diversified: 0.0%
1,540	L	Leucadia National Corp.	43,428
			43,428
		Home Builders: 0.1%
33,500	@,@@	Haseko Corp.	119,546
25	@	NVR, Inc.	16,125
610	L	Winnebago Industries	20,075
			155,746

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Home Furnishings: 0.1%
290	@	Audiovox Corp.	$4,086
640		Ethan Allen Interiors, Inc.	23,110
5,000	@@	Matsushita Electric Industrial Co., Ltd.	100,257
			127,453
		Household Products/Wares: 0.1%
280		American Greetings Corp.	6,684
560	L	Blyth, Inc.	11,620
900	@@	Henkel KGaA	132,282
			150,586
		Housewares: 0.0%
657	L	Toro Co.	30,636
			30,636
		Insurance: 3.6%
4,700	@@	ACE Ltd.	284,679
6,400		Allstate Corp.	416,704
1,800		AMBAC Financial Group, Inc.	160,326
1,051	L	American Financial Group, Inc.	37,741
9,000		American International Group, Inc.	644,940
170		Brown & Brown, Inc.	4,796
22,000	@@	China Life Insurance Co., Ltd.	75,094
5,600		Chubb Corp.	296,296
2,000		Cigna Corp.	263,140
680		Delphi Financial Group	27,513
620	@@	Everest Re Group Ltd.	60,828
802		Fidelity National Title Group, Inc.	19,152
8,000		Genworth Financial, Inc.	273,680
3,892		Hartford Financial Services Group, Inc.	363,163
1,370		HCC Insurance Holdings, Inc.	43,963
950		Horace Mann Educators Corp.	19,190
342	L	Landamerica Financial Group, Inc.	21,584
50,645	@@	Legal & General Group PLC	155,646
7,100		Loews Corp.	294,437
7,450		Metlife, Inc.	439,625
642	@@	Muenchener Rueckversicherungs AG	110,618
1,060		Old Republic International Corp.	24,677
756	@	Philadelphia Consolidated Holding Co.	33,687
330		PMI Group, Inc.	15,566
580	L	Presidential Life Corp.	12,731
530	@,L	ProAssurance Corp.	26,458
12,200		Progressive Corp.	295,484
870		Protective Life Corp.	41,325
4,805		Prudential Financial, Inc.	412,557
480		Radian Group, Inc.	25,877
1,823		Safeco Corp.	114,029
330	L	Safety Insurance Group, Inc.	16,734
482	L	Selective Insurance Group	27,614
790		Stancorp Financial Group, Inc.	35,590
680		Unitrin, Inc.	34,075
1,691		WR Berkley Corp.	58,356
570		Zenith National Insurance Corp.	26,739
440	@@	Zurich Financial Services AG	118,046
			5,332,660
		Internet: 0.3%
160	@	Digital Insight Corp.	6,158

Shares			Value
700	@	Google, Inc.	$322,336
260	@,L	j2 Global Communications, Inc.	7,085
707	@	McAfee, Inc.	20,065
1,170	@	Napster, Inc.	4,247
620	@	PC-Tel, Inc.	5,797
490	@	Stamps.com, Inc.	7,718
1,450	L	United Online, Inc.	19,256
4,100	@	VeriSign, Inc.	98,605
120	@	WebEx Communications, Inc.	4,187
			495,454
		Iron/Steel: 0.5%
15,700	@@	BlueScope Steel Ltd.	106,465
120		Carpenter Technology Corp.	12,302
390		Chaparral Steel Co.	17,265
180	L	Cleveland-Cliffs, Inc.	8,719
4,800		Nucor Corp.	262,368
600		Ryerson, Inc.	15,054
250		Steel Dynamics, Inc.	8,113
270		Steel Technologies, Inc.	4,739
38,000	@@	Sumitomo Metal Industries Ltd.	164,985
2,300		United States Steel Corp.	168,222
			768,232
		Leisure Time: 0.4%
2,498	@@	Carnival PLC	126,191
25,151	@@	First Choice Holidays PLC	139,735
193	L	Polaris Industries, Inc.	9,038
2,600		Sabre Holdings Corp.	82,914
4,900	@@	Yamaha Motor Co., Ltd.	154,025
			511,903
		Lodging: 0.0%
200	@	Aztar Corp.	10,884
			10,884
		Machinery-Construction & Mining: 0.3%
3,602	@@	Atlas Copco AB	116,411
2,500		Caterpillar, Inc.	153,325
5,200	@,@@	Hitachi Construction Machinery Co., Ltd.	139,642
650		Joy Global, Inc.	31,421
			440,799
		Machinery-Diversified: 0.1%
60	@	AGCO Corp.	1,856
1,000		Cummins, Inc.	118,180
830	@	Gardner Denver, Inc.	30,967
283		IDEX Corp.	13,417
340		Manitowoc Co., Inc.	20,206
			184,626
		Media: 1.4%
2,600		CBS Corp.	81,068
2,000		Clear Channel Communications, Inc.	71,080
7,000	@,L	Comcast Corp.	296,310
10,600	@,L	DIRECTV Group, Inc.	264,364
4,700		McGraw-Hill Cos., Inc.	319,694
8,000		News Corp., Inc.	171,840
380	L	Reader's Digest Association, Inc.	6,346
10,968	@@	Reed Elsevier PLC	120,296
3,543	@@	Vivendi	138,192

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Media (continued)
16,300		Walt Disney Co.	$558,601
30		Washington Post	22,368
			2,050,159
		Metal Fabricate/Hardware: 0.0%
290		AM Castle & Co.	7,381
820		Commercial Metals Co.	21,156
553	L	Quanex Corp.	19,128
			47,665
		Mining: 0.2%
7,793	@@	BHP Billiton Ltd.	154,996
840	L	Phelps Dodge Corp.	100,565
			255,561
		Miscellaneous Manufacturing: 2.3%
2,800		3M Co.	218,204
640	L	Acuity Brands, Inc.	33,306
540	L	AO Smith Corp.	20,282
161	L	Aptargroup, Inc.	9,505
80	@	Ceradyne, Inc.	4,520
2,100		Cooper Industries Ltd.	189,903
1,240		Crane Co.	45,434
4,800	L	Eastman Kodak Co.	123,840
2,800		Eaton Corp.	210,392
520	@	EnPro Industries, Inc.	17,269
39,750		General Electric Co.	1,479,098
50		Harsco Corp.	3,805
11,800		Honeywell International, Inc.	533,832
2,400		Parker Hannifin Corp.	184,512
420		Pentair, Inc.	13,188
140		Roper Industries, Inc.	7,034
340		Standex International Corp.	10,244
550	@,L	Sturm Ruger & Co., Inc.	5,280
843		Teleflex, Inc.	54,424
240		Tredegar Corp.	5,426
7,900	@@	Tyco International Ltd.	240,160
			3,409,658
		Office Furnishings: 0.0%
1,291	L	Herman Miller, Inc.	46,941
			46,941
		Office/Business Equipment: 0.2%
14,700	@	Xerox Corp.	249,165
			249,165
		Oil & Gas: 4.2%
5,800	L	Anadarko Petroleum Corp.	252,416
12,727		Chevron Corp.	935,816
421		Cimarex Energy Co.	15,367
5,400		ConocoPhillips	388,530
1,020		ENSCO International, Inc.	51,061
3,900	@@	ERG S.p.A.	89,034
30,000		ExxonMobil Corp.	2,298,900
320	@	Forest Oil Corp.	10,458
1,316		Frontier Oil Corp.	37,822
2,316		Helmerich & Payne, Inc.	56,673
3,800		Marathon Oil Corp.	351,500
960	@	Newfield Exploration Co.	44,112
1,170	L	Noble Energy, Inc.	57,412
4,260	@@	Norsk Hydro ASA	131,494
8,100		Occidental Petroleum Corp.	395,523

Shares			Value
330	L	Penn Virginia Corp.	$23,113
847	@@	Petroleo Brasileiro SA	87,233
60		Pioneer Natural Resources Co.	2,381
20	@	Plains Exploration & Production Co.	951
6,989	@@	Royal Dutch Shell PLC - Class B	244,355
9,142	@@	Santos Ltd.	71,147
2,800	@@	Sasol, Ltd. ADR	103,320
440	@	Southwestern Energy Co.	15,422
780	L	St. Mary Land & Exploration Co.	28,735
150	@,L	Stone Energy Corp.	5,303
2,800	@@	Total SA	201,481
6,400		Valero Energy Corp.	327,424
			6,226,983
		Oil & Gas Services: 0.6%
500	@	Grant Prideco, Inc.	19,885
10,700	L	Halliburton Co.	332,235
470	@,L	Helix Energy Solutions Group, Inc.	14,744
120	@	Lone Star Technologies	5,809
4,750	@,@@	Petroleum Geo-Services	111,182
4,100	L	Schlumberger Ltd.	258,956
310	@,L	SEACOR Holdings, Inc.	30,733
1,210		Tidewater, Inc.	58,516
190	@,L	Veritas DGC, Inc.	16,270
			848,330
		Packaging & Containers: 0.1%
2,600	@	Pactiv Corp.	92,794
1,400		Sonoco Products Co.	53,284
			146,078
		Pharmaceuticals: 2.6%
5,700		Abbott Laboratories	277,647
3,900		AmerisourceBergen Corp.	175,344
3,120	@@	AstraZeneca PLC	167,205
160	@	Cephalon, Inc.	11,266
5,500	@	Forest Laboratories, Inc.	278,300
8,900	@@	GlaxoSmithKline PLC	234,255
4,800	@,L	King Pharmaceuticals, Inc.	76,416
320		Medicis Pharmaceutical Corp.	11,242
16,700		Merck & Co., Inc.	728,120
3,900		Mylan Laboratories	77,844
450	@	NBTY, Inc.	18,707
620	@,L	Noven Pharmaceuticals, Inc.	15,779
1,264	@@	Omega Pharma SA	95,117
150		Omnicare, Inc.	5,795
26,900		Pfizer, Inc.	696,710
1,350	@@	Roche Holding AG	241,533
17,400		Schering-Plough Corp.	411,336
500	@,L	Sepracor, Inc.	30,790
900	@	Theragenics Corp.	2,790
240	@,L	USANA Health Sciences, Inc.	12,398
5,100		Wyeth	259,692
			3,828,286
		Pipelines: 0.2%
2,800		Questar Corp.	232,540
			232,540
		Real Estate: 0.1%
8,000	@@	Cheung Kong Holdings Ltd.	98,274
			98,274

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.2%
590		AMB Property Corp.	$34,580
250		Colonial Properties Trust	11,720
1,500		Equity Office Properties Trust	72,255
120		Essex Property Trust, Inc.	15,510
220		Highwoods Properties, Inc.	8,967
1,260	L	Hospitality Properties Trust	59,888
260		Longview Fibre Co.	5,707
170		LTC Properties, Inc.	4,643
310		Macerich Co.	26,837
310		Regency Centers Corp.	24,233
			264,340
		Retail: 2.7%
110	@	99 Cents Only Stores	1,339
328		Abercrombie & Fitch Co.	22,839
480		Advance Auto Parts, Inc.	17,069
850	@,L	Aeropostale, Inc.	26,240
1,509	L	American Eagle Outfitters	47,096
1,070	@	AnnTaylor Stores Corp.	35,139
120		Barnes & Noble, Inc.	4,765
2,000	@,L	Big Lots, Inc.	45,840
240		Brinker International, Inc.	7,238
540	L	Brown Shoe Co., Inc.	25,780
80		Cash America International, Inc.	3,752
1,720	@,L	Charming Shoppes, Inc.	23,272
680	@,L	Chico's FAS, Inc.	14,069
120	@,L	Childrens Place Retail Stores, Inc.	7,622
860	L	Christopher & Banks Corp.	16,048
826	L	Claire's Stores, Inc.	27,374
1,340	@	Dollar Tree Stores, Inc.	40,334
4,100	@@	Don Quijote Co., Ltd.	78,267
950	@,L	Dress Barn, Inc.	22,164
2,900		Family Dollar Stores, Inc.	85,057
6,700		Federated Department Stores, Inc.	255,471
9,800		Gap, Inc.	191,100
440	L	Group 1 Automotive, Inc.	22,757
6,950	L	Home Depot, Inc.	279,112
510	@,L	Jack in the Box, Inc.	31,130
4,100	@	Kohl's Corp.	280,563
5,100		Lowe's Cos., Inc.	158,865
10,900	L	McDonald's Corp.	483,197
782	L	Men's Wearhouse, Inc.	29,919
3,900	L	Nordstrom, Inc.	192,426
4,800	@,L	Office Depot, Inc.	183,216
1,300		OfficeMax, Inc.	64,545
300		OSI Restaurant Partners, Inc.	11,760
170	@,L	Panera Bread Co.	9,505
891	@	Payless Shoesource, Inc.	29,243
1,230		Petsmart, Inc.	35,498
1,760		Ross Stores, Inc.	51,568
380	@	Saks, Inc.	6,772
370	@,L	School Specialty, Inc.	13,871
1,049	@,L	Select Comfort Corp.	18,242
3,000	@@	Seven & I Holdings Co., Ltd.	93,285
1,148	@	Sonic Corp.	27,495
2,600	@,L	Starbucks Corp.	92,092
2,900		Target Corp.	165,445
7,500		TJX Cos., Inc.	213,900
412	@,L	Tween Brands, Inc.	16,451
9,450		Wal-Mart Stores, Inc.	436,401
			3,945,133

Shares			Value
		Savings & Loans: 0.0%
470	L	Anchor Bancorp. Wisconsin, Inc.	$13,545
730	L	Bankunited Financial Corp.	20,411
120	L	Fidelity Bankshares, Inc.	4,760
350	@,L	FirstFed Financial Corp.	23,440
			62,156
		Semiconductors: 0.8%
700	@,L	Actel Corp.	12,712
6,000	@	Altera Corp.	118,080
3,930	@,L	Atmel Corp.	23,777
1,590	@,L	Brooks Automation, Inc.	22,896
210	@	Cree, Inc.	3,637
580	@	DSP Group, Inc.	12,586
1,900	@	Fairchild Semiconductor International, Inc.	31,939
2,330	@	Integrated Device Technology, Inc.	36,068
19,400		Intel Corp.	392,850
616	@	Lam Research Corp.	31,182
7,100	@,L	LSI Logic Corp.	63,900
830	@,L	MEMC Electronic Materials, Inc.	32,486
883		Microchip Technology, Inc.	28,874
13,500	@,L	Micron Technology, Inc.	188,460
2,100	@	Novellus Systems, Inc.	72,282
770	@	Pericom Semiconductor Corp.	8,832
1,650	@	Semtech Corp.	21,566
3,000	@@	Shinko Electric Industries	78,179
200	@,L	Teradyne, Inc.	2,992
310	@,L	Varian Semiconductor Equipment Associates, Inc.	14,111
			1,197,409
		Software: 1.5%
760		Acxiom Corp.	19,494
490	@,L	Altiris, Inc.	12,436
210	@,L	Ansys, Inc.	9,133
3,900	@	BMC Software, Inc.	125,580
800	@	Captaris, Inc.	6,216
330	@,L	Cerner Corp.	15,015
8,100	@	Compuware Corp.	67,473
730	@,L	CSG Systems International	19,513
1,140	@	Dendrite International, Inc.	12,209
344	@	Dun & Bradstreet Corp.	28,480
610		Fair Isaac Corp.	24,797
10,700		First Data Corp.	273,064
360		Global Payments, Inc.	16,668
320	@	Hyperion Solutions Corp.	11,501
110		Inter-Tel, Inc.	2,438
570	@	Mapinfo Corp.	7,439
33,250		Microsoft Corp.	992,845
100	@,L	Open Solutions, Inc.	3,764
13,600	@	Oracle Corp.	233,104
170	@	Per-Se Technologies, Inc.	4,723
150	@	SPSS, Inc.	4,511
1,436	@,L	Sybase, Inc.	35,469
6,061	@,@@,L	Tele Atlas NV	127,468
2,835	@,@@	Tomtom, Inc.	122,066
			2,175,406
		Telecommunications: 2.9%
690	@	3Com Corp.	2,836
830	@	Adaptec, Inc.	3,868
13,357	@@	Alcatel SA	190,564

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications (continued)
170	@	Andrew Corp.	$1,739
190	@	Anixter International, Inc.	10,317
15,500		AT&T, Inc.	554,125
9,000	@,L	Avaya, Inc.	125,820
7,300		BellSouth Corp.	343,903
670	@	C-COR, Inc.	7,464
2,590	@	Cincinnati Bell, Inc.	11,836
35,950	@	Cisco Systems, Inc.	982,500
110		Commonwealth Telephone Enterprises, Inc.	4,605
890	@,L	Ditech Networks, Inc.	6,159
548		Harris Corp.	25,131
21,500		Motorola, Inc.	442,040
660	@	Network Equipment Technologies, Inc.	3,841
28	@@	Nippon Telegraph & Telephone Corp.	138,082
1,759	@@	Orascom Telecom GDR	116,220
5,500		Qualcomm, Inc.	207,845
12,000		Sprint Nextel Corp.	226,680
69,466	@@	Telecom Italia S.p.A.	175,916
2,570	@@	Telekomunikasi Indonesia Tbk PT ADR	117,192
425		Telephone & Data Systems, Inc.	23,090
1,220	@	Utstarcom, Inc.	10,675
11,600		Verizon Communications, Inc.	431,984
50,250	@@	Vodafone Group PLC	138,774
			4,303,206
		Textiles: 0.0%
260		Angelica Corp.	6,708
700	@,L	Mohawk Industries, Inc.	52,402
			59,110
		Toys/Games/Hobbies: 0.2%
3,000		Hasbro, Inc.	81,750
6,300		Mattel, Inc.	142,758
			224,508
		Transportation: 0.3%
1,060	L	CH Robinson Worldwide, Inc.	43,343
19	@@	East Japan Railway Co.	126,651
120		Expeditors International Washington, Inc.	4,860
660	@	HUB Group, Inc.	18,183
410	@	Kansas City Southern	11,882
290	@,L	Kirby Corp.	9,898
317	L	Landstar System, Inc.	12,103
13,000	@@	Mitsui OSK Lines Ltd.	128,397
690	@,L	Old Dominion Freight Line	16,608
787		Overseas Shipholding Group	44,308
210	@	Swift Transportation Co., Inc.	5,517
50	@	YRC Worldwide, Inc.	1,887
			423,637
		Water: 0.1%
1,978	@@	Veolia Environnement	150,850
			150,850
Total Common Stock (Cost $56,523,361)			68,765,791

Shares			Value
EQUITY-LINKED SECURITIES: 0.3%
		Equity Linked Securities: 0.3%
500,000		KAUP Bank	$469,407
Total Equity-Linked Securities (Cost $500,000)			469,407
PREFERRED STOCK: 0.8%
		Banks: 0.2%
14,000	P	Bank of American Corp.	349,300
			349,300
		Diversified Financial Services: 0.2%
10,000	P	Merrill Lynch & Co., Inc.	260,800
			260,800
		Insurance: 0.4%
13,125	@@,P	Aegon NV	340,916
11,400	P	Metlife, Inc.	299,934
			640,850
Total Preferred Stock (Cost $1,204,428)			1,250,950
Principal Amount
CORPORATE BONDS/NOTES: 8.3%
		Banks: 3.4%
$230,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	$200,251
138,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	138,736
94,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	102,902
110,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	95,801
90,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	76,401
50,000		Bank of Scotland, 5.563%, due 11/30/49	43,029
61,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	63,508
60,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	52,484
150,000	@@,C,L	BNP Paribas, 5.445%, due 09/29/49	128,644
122,000	@@,#,C	Chuo Mitsui Trust & BankingCo., Ltd., 5.506%, due 04/15/49	116,717
100,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	85,000
20,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	17,289
143,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	172,741
307,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	302,748
350,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	297,500
180,000	@@,C	HSBC Bank PLC, 5.688%, due 06/29/49	156,150
220,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	189,923

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$20,000	@@,C,L	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	$17,406
222,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	229,800
123,000	C	Mellon Capital I, 7.720%, due 12/01/26	128,070
120,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	126,845
130,000	@@,C,L	National Australia Bank Ltd., 5.556%, due 10/29/49	112,844
20,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	17,152
139,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	136,130
64,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	61,822
36,000	C,L	RBS Capital Trust I, 5.512%, due 09/30/49	35,638
162,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	158,465
370,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	317,475
110,000	@@,C	Societe Generale, 5.438%, due 11/29/49	95,056
270,000	@@,C	Standard Chartered PLC, 5.500%, due 07/29/49	223,425
410,000	@@,C,L	Standard Chartered PLC, 5.625%, due 11/29/49	344,400
40,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	33,100
133,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	137,968
113,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	114,038
100,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	85,584
181,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	172,336
219,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	223,850
			5,011,228
		Beverages: 0.1%
167,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	195,390
			195,390
		Chemicals: 0.1%
50,000		Stauffer Chemical, 5.620%, due 04/15/10	41,777
80,000		Stauffer Chemical, 5.890%, due 04/15/18	41,919
90,000		Stauffer Chemical, 7.670%, due 04/15/17	49,990
			133,686
		Diversified Financial Services: 2.3%
290,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	278,347
209,570	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	206,426

Principal Amount			Value
$137,000	C	Citigroup Capital II, 7.750%, due 12/01/36	$141,663
232,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	241,605
136,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	139,739
85,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	72,888
166,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	165,225
163,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	212,585
127,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	131,769
147,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	152,975
269,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	263,242
211,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	214,522
100,000	@@,C	Paribas, 5.500%, due 12/31/49	86,272
65,333	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	64,337
98,717	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	96,123
259,267	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	264,614
299,000	@@,#,C	Preferred Term Securities Ltd., 5.860%, due 03/23/35	300,121
842,089	#	Toll Road Investors Partnership II LP, 17.590%, due 02/15/45	107,916
100,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	100,190
179,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	189,009
			3,429,568
		Electric: 0.5%
136,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	137,747
27,000	@@	Empresa Nacional de Electricidad SA, 7.325%, due 02/01/37	29,411
137,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	161,543
59,000	C,L	FirstEnergy Corp., 6.450%, due 11/15/11	61,590
83,972	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	84,456
31,843		PPL Montana, LLC, 8.903%, due 07/02/20	35,143
183,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	190,857
			700,747
		Healthcare-Products: 0.1%
99,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	98,927
			98,927
		Home Builders: 0.1%
159,000	L	D.R. Horton, Inc., 5.625%, due 09/15/14	153,811
			153,811

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Multi-National: 0.1%
$92,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	$88,711
			88,711
		Oil & Gas: 0.4%
131,000	@@,#	EMP Nacional Del Petrole, 4.875%, due 03/15/14	124,624
27,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	28,484
63,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	64,528
221,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	227,409
130,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	124,849
			569,894
		Pipelines: 0.2%
357,000	#,C	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	349,079
			349,079
		Real Estate Investment Trusts: 0.2%
48,000	C	Liberty Property LP, 6.375%, due 08/15/12	50,065
152,000	C	Liberty Property LP, 7.750%, due 04/15/09	159,060
140,000	C	Simon Property Group LP, 5.000%, due 03/01/12	137,690
			346,815
		Savings & Loans: 0.1%
118,000	C	Great Western Financial, 8.206%, due 02/01/27	123,041
			123,041
		Sovereign: 0.5%
607,000	L	Fannie Mae, 7.250%, due 01/15/10	646,224
			646,224
		Telecommunications: 0.2%
129,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	129,493
174,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	190,453
			319,946
Total Corporate Bonds/Notes (Cost $12,231,243)			12,167,067
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.3%
		Federal Home Loan Bank: 0.2%
327,000	L	5.625%, due 06/13/16	337,158
			337,158
		Federal Home Loan Mortgage Corporation: 3.6%
495,102	C	4.500%, due 12/15/16	486,110
396,708	C	5.000%, due 08/15/16	391,100
477,000	C	5.000%, due 05/15/20	462,582
302,000	L	5.125%, due 04/18/08	302,017

Principal Amount			Value
$333,000		5.125%, due 04/18/11	$335,627
618,000	W	5.500%, due 01/00/00	611,240
1,090,000	C	5.750%, due 05/11/11	1,091,168
342,000		5.750%, due 06/27/16	356,598
412,897	C	6.000%, due 01/15/29	418,419
627,000		6.625%, due 09/15/09	653,422
171,726		7.000%, due 11/01/31	176,696
			5,284,979
		Federal National Mortgage Association: 11.2%
624,000		4.500%, due 11/15/36	584,805
271,000	W	4.500%, due 01/00/00	261,430
260,373		4.806%, due 08/01/35	256,978
326,000	L	4.875%, due 12/15/16	322,981
6,912,000	W	5.000%, due 01/12/36	6,674,400
1,062,000	W	5.000%, due 01/15/20	1,044,079
814,000	L	5.250%, due 08/01/12	818,938
362,000		5.250%, due 09/15/16	369,241
1,074,000	W	5.500%, due 01/12/36	1,061,582
14,110		5.500%, due 01/01/18	14,148
250,416		5.500%, due 02/01/18	250,476
396,000	W	5.500%, due 01/15/20	396,000
933,000		5.500%, due 05/25/30	917,686
279,204		5.500%, due 11/01/33	276,502
242,152		5.500%, due 11/01/36	237,952
418,867		5.500%, due 12/25/36	407,590
491,000	C	5.600%, due 03/29/11	491,165
762,000		6.000%, due 01/15/34	767,239
294,873		6.000%, due 08/01/16	299,353
282,453		6.000%, due 04/25/31	287,838
198,000	W	6.500%, due 01/15/35	201,774
351,230		6.500%, due 07/01/29	357,970
62,532		7.000%, due 02/01/31	64,406
31,622		7.500%, due 09/01/31	32,911
			16,397,444
		Government National Mortgage Association: 0.3%
35,068		6.500%, due 01/15/29	36,079
31,458		6.500%, due 10/15/31	32,339
70,758		6.500%, due 01/15/32	72,718
23,295		7.000%, due 01/15/28	24,080
129,092		7.000%, due 02/15/28	133,445
165,794		7.500%, due 12/15/23	172,952
			471,613
Total U.S. Government Agency Obligations (Cost $22,645,267)			22,491,194
U.S. TREASURY OBLIGATIONS: 6.4%
		U.S. Treasury Bonds: 4.6%
650,000	L	4.500%, due 11/30/11	644,415
2,719,000	L	4.500%, due 02/15/36	2,586,451
2,346,000	L	4.625%, due 11/15/16	2,331,340
552,000	L	6.000%, due 02/15/26	626,219
538,000	L	6.250%, due 08/15/23	619,415
			6,807,840
		Treasury Inflation Protected Securities: 0.7%
346,000		2.000%, due 01/15/16	339,782
631,000	L	2.375%, due 04/15/11	639,176
			978,958

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			U.S. Treasury Notes: 0.9%
$655,000	L		4.625%, due 11/30/08	$652,825
616,000	L		4.625%, due 11/15/09	614,268
				1,267,093
			U.S. Treasury Principal Only STRIP: 0.2%
1,291,000	L		Discount Note, due 02/15/36	327,128
				327,128
Total U.S. Treasury Obligations (Cost $9,378,259)				9,381,019
ASSET-BACKED SECURITIES: 0.7%
			Automobile Asset-Backed Securities: 0.0%
28,000	C		AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	27,796
23,413	C		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	23,209
				51,005
			Credit Card Asset-Backed Securities: 0.1%
115,000	C		Bank One Issuance Trust, 4.540%, due 09/15/10	113,960
				113,960
			Home Equity Asset-Backed Securities: 0.1%
18,000	+,	C	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	17,834
72,000	+,	C	Renaissance Home Equity Loan Trust, 5.608%, (step rate 6.108%), due 05/25/36	71,997
100,000	C		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	97,921
				187,752
			Other Asset-Backed Securities: 0.5%
25,000	C		Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	24,996
205,000	C		Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	204,936
28,000	C		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	28,061
148,999	+,	C	Credit-Based Asset Servicing and Securitization, 5.501%, (step rate 6.001%), due 12/25/36	148,669
124,000	C		Equity One, Inc., 5.050%, due 09/25/33	122,341
98,000	+,	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	97,877
2,784	C		Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	2,776
41,000	C		Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	40,586
				670,242
Total Asset-Backed Securities (Cost $1,026,707)				1,022,959

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.9%
$10,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	$9,666
190,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	187,868
38,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	37,622
47,176	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	47,572
20,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	20,812
321,944	C	Banc of America Funding Corp., 5.858%, due 05/20/36	321,401
106,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	103,223
123,386	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	122,131
100,723	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	99,272
345,376	C	Bank of America Alternative Loan Trust, 6.290%, due 11/25/21	348,781
538,188	C	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	545,084
266,095	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	269,261
26,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,158
37,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	37,717
10,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	9,814
47,525	C	Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	48,162
386,490	C	Countrywide Alternative Loan Trust, 5.416%, due 10/25/35	381,658
493,652	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	491,699
975,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	954,444
82,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	88,358
47,805	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	47,475
456,098	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	461,361
1,090,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,132,601
132,356	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	129,676

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
$40,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	$39,396
10,978	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	11,052
209,980	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	203,652
142,064	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	141,085
110,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	109,678
25,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	25,716
77,259	#,C	GSMPS Mortgage Loan Trust, 5.700%, due 01/25/35	77,621
30,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	29,183
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	10,020
18,721	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	18,954
142,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	145,931
791,251	C	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	781,360
21,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	20,446
66,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	64,425
23,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	22,669
74,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	72,163
153,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	151,135
21,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	20,193
10,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	9,910
87,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	86,733
44,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	43,859
48,347	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	49,006
153,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	159,799
121,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	128,214
300,000		MASTR Alternative Loans Trust, Discount Note, due 12/25/36	300,000
316,255	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	315,786
895,845	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	879,608
2,497,006	C	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	2,502,322

Principal Amount			Value
$54,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	$55,176
50,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	50,367
120,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	117,857
300,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	296,809
96,787	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	97,513
100,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	102,317
118,596	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	114,642
206,756	C	RAAC Series, 5.250%, due 09/25/34	204,330
152,216	C	RAST 2006-A10 A5, 6.500%, due 09/25/36	153,155
315,959	C	Residential Accredit Loans, Inc., 5.720%, due 04/25/35	317,188
150,506	+, C	Thornburg Mortgage Securities Trust, 5.720%, (step rate 6.060%), due 09/25/34	151,313
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	9,996
47,014	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	47,465
50,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	51,339
274,234	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	268,661
1,500,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.567%, due 01/25/47	1,500,000
964,437	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.568%, due 12/25/46	964,889
1,000,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.596%, due 01/25/47	1,001,250
446,632	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.728%, due 05/25/46	447,766
164,069	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.748%, due 07/25/46	164,364
509,045	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	510,920
955,056	C	Washington Mutual, Inc., 5.598%, due 11/25/46	954,870

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
$1,203,371	C	Washington Mutual, Inc., 5.667%, due 11/25/46	$1,203,136
984,007	C	Washington Mutual, Inc., 5.882%, due 11/25/46	986,198
131,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	127,634
565,393	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	557,928
556,124	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	553,603
			23,351,418
Total Collateralized Mortgage Obligations (Cost $23,512,765)			23,351,418
MUNICIPAL BONDS: 0.5%
		California: 0.1%
130,000	C	City of San Diego, 7.125%, due 06/01/32	134,042
			134,042
		Louisiana: 0.2%
300,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	300,000
			300,000
		Michigan: 0.2%
300,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	311,394
			311,394
Total Municipal Bonds (Cost $730,233)			745,436
Total Long-Term Investments (Cost $127,752,263)			139,645,241
SHORT-TERM INVESTMENTS: 27.5%

	Commercial Paper: 3.4%
3,000,000	Concord Minutemen Capital Co., LLC, 5.250%, due 02/06/07	2,983,895
2,000,000	Tulip Funding Co., 5.320%, due 01/02/07	1,999,409
Total Commercial Paper (Cost $4,983,304)		4,983,304
	Repurchase Agreement: 10.0%
14,699,000	Deutsche Bank Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $14,707,574 to be received upon repurchase (Collateralized by $15,613,000 Federal National Mortgage Association, 5.630%, Market Value plus accrued interest $14,993,589, due 04/19/35)	14,699,000
Total Repurchase Agreement (Cost $14,699,000)		14,699,000

Principal Amount		Value
	Securities Lending CollateralCC: 14.1%
$20,711,495	The Bank of New York Institutional Cash Reserves Fund	$20,711,495
Total Securities Lending Collateral (Cost $20,711,495)		20,711,495
Total Short-Term Investments (Cost $40,393,799)		40,393,799

Total Investments in Securities (Cost $168,146,062)*	122.4%	$180,039,040
Other Assets and Liabilities - Net	(22.4)	(32,924,445)
Net Assets	100.0%	$147,114,595

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $168,926,982. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,336,616
Gross Unrealized Depreciation	(1,224,558)
Net Unrealized Appreciation	$11,112,058

VP Strategic Allocation Conservative Portfolio Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	11	785,620	3/16/07	$1,230
U.S. Treasury 10-Year Note	56	6,018,250	3/21/07	(81,599)
U.S. Treasury 2-Year Note	69	14,078,157	3/30/07	(50,187)
U.S. Treasury 5-Year Note	10	1,050,625	3/30/07	(9,259)
				$(139,815)
Short Contracts
90-Day Eurodollar	66	(15,622,200)	3/19/07	$3,847
U.S. Treasury Long Bond	54	(6,017,625)	3/21/07	129,722
				$133,569

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 88.5%
		Advertising: 0.3%
800		Advo, Inc.	$26,080
8,300		Omnicom Group	867,682
			893,762
		Aerospace/Defense: 1.1%
10,400		Boeing Co.	923,936
800		Kaman Corp.	17,912
26,043		Raytheon Co.	1,375,070
15,500		United Technologies Corp.	969,060
			3,285,978
		Agriculture: 1.0%
10,900	@	Alliance One International, Inc.	76,954
26,850		Altria Group, Inc.	2,304,267
23,443	@@	British American Tobacco PLC	656,434
900		Delta & Pine Land Co.	36,405
			3,074,060
		Airlines: 0.3%
2,300	@	Airtran Holdings, Inc.	27,002
400	@	Alaska Air Group, Inc.	15,800
71,336	@,@@	British Airways PLC	735,515
1,000	@	JetBlue Airways Corp.	14,200
4,505		Skywest, Inc.	114,923
			907,440
		Apparel: 0.7%
1,900	@	Ashworth, Inc.	13,794
20,400	@	Coach, Inc.	876,384
1,000	@,L	Deckers Outdoor Corp.	59,950
2,350	@,L	Gymboree Corp.	89,676
8,600	@	Hanesbrands, Inc.	203,132
6,900	L	Jones Apparel Group, Inc.	230,667
3,000	L	Kellwood Co.	97,560
2,900		K-Swiss, Inc.	89,146
3,590	L	Phillips-Van Heusen	180,110
2,900		Polo Ralph Lauren Corp.	225,214
4,600		Wolverine World Wide, Inc.	131,192
			2,196,825
		Auto Manufacturers: 0.2%
95,900	L	Ford Motor Co.	720,209
			720,209
		Auto Parts & Equipment: 0.2%
8,900	L	ArvinMeritor, Inc.	162,247
200		Bandag, Inc.	10,086
1,400		Standard Motor Products, Inc.	20,972
29,900	@@	Sumitomo Rubber Industries, Inc.	385,698
			579,003
		Banks: 7.9%
99,218	@@	Banca Intesa S.p.A.	764,114
83,800		Bank of America Corp.	4,474,082
28,100	@@	Bank of Ireland	646,935
77,695	@@	Barclays PLC	1,109,327
62,272	@@	Capitalia S.p.A.	587,572
4,000	L	Chittenden Corp.	122,760
10,000		Colonial BancGroup, Inc.	257,400
9,900		Comerica, Inc.	580,932
26,948	@@	Depfa Bank PLC	481,531
6,622	@@	Deutsche Bank AG	881,839

Shares			Value
4,331		East-West Bancorp., Inc.	$153,404
9,400	@@,L	First Bancorp.	89,582
1,000		First Indiana Corp.	25,360
1,300		First Midwest Bancorp., Inc.	50,284
7,000	L	FirstMerit Corp.	168,980
4,500		Hanmi Financial Corp.	101,385
91,674	@@	HSBC Holdings PLC	1,668,452
2,600		Independent Bank Corp.	65,754
5,100	@@	KBC Groep NV	624,335
5,580	@@	Kookmin Bank ADR	449,971
2,600		Mercantile Bankshares Corp.	121,654
87	@@	Mitsubishi UFJ Financial Group, Inc.	1,079,304
25,700	@@	National Australia Bank Ltd.	818,204
28,000	L	National City Corp.	1,023,680
31,000		Regions Financial Corp.	1,159,400
4,811	@@	Societe Generale	813,877
2,000		South Financial Group, Inc.	53,180
44,000	@@	Sumitomo Trust & Banking Co., Ltd.	460,698
8,100	L	TCF Financial Corp.	222,102
1,500		Umpqua Holdings Corp.	44,145
5,900	@@,L	Uniao de Bancos Brasileiros SA GDR	548,464
21,650		US Bancorp.	783,514
23,300		Wachovia Corp.	1,326,935
4,300		Webster Financial Corp.	209,496
40,900		Wells Fargo & Co.	1,454,404
4,800		Whitney Holding Corp.	156,576
			23,579,632
		Beverages: 1.4%
26,100		Coca-Cola Co.	1,259,325
18,251	@@	Coca-Cola Hellenic Bottling Co. SA	712,083
5,244	@@	Fomento Economico Mexicano SA de CV ADR	607,045
200	@	Hansen Natural Corp.	6,736
8,400		Pepsi Bottling Group, Inc.	259,644
7,600		PepsiAmericas, Inc.	159,448
21,100		PepsiCo, Inc.	1,319,805
			4,324,086
		Biotechnology: 0.5%
14,950	@	Amgen, Inc.	1,021,235
600	@	Digene Corp.	28,752
100	@	Invitrogen Corp.	5,659
15,900	@,L	Millennium Pharmaceuticals, Inc.	173,310
3,400	@	PDL BioPharma, Inc.	68,476
5,900	@,L	Savient Pharmaceuticals, Inc.	66,139
3,300	@,L	Vertex Pharmaceuticals, Inc.	123,486
			1,487,057
		Building Materials: 0.2%
500		ElkCorp	20,545
24,927	@@	Italcementi S.p.A.	701,566
			722,111
		Chemicals: 1.5%
1,600		Airgas, Inc.	64,832
3,000		Chemtura Corp.	28,890
12,500		Dow Chemical Co.	499,250
11,400		EI DuPont de Nemours & Co.	555,294
300		FMC Corp.	22,965

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Chemicals (continued)
3,600		Georgia Gulf Corp.	$69,516
4,300	L	HB Fuller Co.	111,026
5,300		Lubrizol Corp.	265,689
10,710	L	Lyondell Chemical Co.	273,855
600	L	MacDermid, Inc.	20,460
6,700		Monsanto Co.	351,951
9,400	L	Olin Corp.	155,288
400	@	OM Group, Inc.	18,112
4,100	@	Omnova Solutions, Inc.	18,778
9,700	@,L	PolyOne Corp.	72,750
6,800		Sherwin-Williams Co.	432,344
79,000	@@	Sumitomo Chemical Co., Ltd.	611,338
3,200	@@	Umicore	543,736
8,300		Valspar Corp.	229,412
			4,345,486
		Commercial Services: 1.4%
1,100	@	Alliance Data Systems Corp.	68,717
8,200	@,L	Apollo Group, Inc.	319,554
500		Banta Corp.	18,200
2,000	@	Career Education Corp.	49,560
2,200		Central Parking Corp.	39,600
1,160	@,L	Consolidated Graphics, Inc.	68,521
9,000	@	Convergys Corp.	214,020
660	L	CPI Corp.	30,683
6,300		DeVry, Inc.	176,400
2,200	@	Heidrick & Struggles International, Inc.	93,192
6,700	@	Hooper Holmes, Inc.	22,177
1,700	@	ITT Educational Services, Inc.	112,829
1,600	@	Kendle International, Inc.	50,320
6,300	@,L	Korn/Ferry International	144,648
5,600	@,L	Labor Ready, Inc.	102,648
4,400		Manpower, Inc.	329,692
17,950		McKesson Corp.	910,065
13,000		Moody's Corp.	897,780
8,700	@	MPS Group, Inc.	123,366
3,600	@	Quanta Services, Inc.	70,812
6,100	@	Valassis Communications, Inc.	88,450
1,260	@,L	Vertrue, Inc.	48,397
2,500	W,L	Viad Corp.	101,500
1,200	@,L	Volt Information Sciences, Inc.	60,252
3,300		Watson Wyatt Worldwide, Inc.	148,995
			4,290,378
		Computers: 3.0%
1,300		Agilysys, Inc.	21,762
7,420	@,@@,I	Atos Origin	438,765
835	@	CACI International, Inc.	47,178
6,799	@	Cadence Design Systems, Inc.	121,770
1,400	@	Catapult Communications Corp.	12,572
2,800	@,L	Ceridian Corp.	78,344
63,400	@	Dell, Inc.	1,590,706
2,570		Factset Research Systems, Inc.	145,154
60,350		Hewlett-Packard Co.	2,485,817
3,300		Imation Corp.	153,219
31,100		International Business Machines Corp.	3,021,365
1,600	@	Mercury Computer Systems, Inc.	21,376
2,559	@,L	Micros Systems, Inc.	134,859
4,200	@,L	Palm, Inc.	59,178
3,000	@,L	Radisys Corp.	50,010
3,700	@	SRA International, Inc.	98,938

Shares			Value
3,000	@	SYKES Enterprises, Inc.	$52,920
7,000	@	Synopsys, Inc.	187,110
5,000	@	Western Digital Corp.	102,300
			8,823,343
		Cosmetics/Personal Care: 1.0%
8,400	L	Estee Lauder Cos., Inc.	342,888
39,450		Procter & Gamble Co.	2,535,452
			2,878,340
		Distribution/Wholesale: 0.3%
3,500		Building Materials Holding Corp.	86,415
1,500		CDW Corp.	105,480
1,385	L	Pool Corp.	54,250
39,000	@@	Sumitomo Corp.	583,820
4,400	@	Tech Data Corp.	166,628
			996,593
		Diversified Financial Services: 6.8%
4,600		AG Edwards, Inc.	291,134
15,100		American Express Co.	916,117
7,200	@,L	AmeriCredit Corp.	181,224
12,100		CIT Group, Inc.	674,817
89,500		Citigroup, Inc.	4,985,150
12,100		Fannie Mae	718,619
10,800		Goldman Sachs Group, Inc.	2,152,980
3,900		IndyMac Bancorp., Inc.	176,124
2,800	@	Investment Technology Group, Inc.	120,064
70,900		JPMorgan Chase & Co.	3,424,470
66	@@	Kenedix, Inc.	297,742
18,100		Lehman Brothers Holdings, Inc.	1,413,972
10,350		Merrill Lynch & Co., Inc.	963,585
27,250		Morgan Stanley	2,218,968
	6,700	Raymond James Financial, Inc.	203,077
2,450	@@	SFCG Co., Ltd.	380,557
1,600	L	SWS Group, Inc.	57,120
3,200	@,L	TradeStation Group, Inc.	44,000
18,140	@@	UBS AG	1,097,791
			20,317,511
		Electric: 2.5%
61,800	@	AES Corp.	1,362,072
1,000		Central Vermont Public Service Corp.	23,550
1,800	L	Duquesne Light Holdings, Inc.	35,730
6,700		Idacorp, Inc.	258,955
80,451	@@	International Power PLC	599,219
1,400		Northeast Utilities	39,424
9,100		OGE Energy Corp.	364,000
7,000	L	Pepco Holdings, Inc.	182,070
34,000		PG&E Corp.	1,609,220
9,800		PNM Resources, Inc.	304,780
6,600	@@	RWE AG	723,472
19,837	@@	Scottish & Southern Energy	602,420
16,100		Southern Co.	593,446
17,800	@@	Tokyo Electric Power Co., Inc.	575,053
4,400		Wisconsin Energy Corp.	208,824
			7,482,235
		Electrical Components & Equipment: 0.3%
3,600	L	Belden CDT, Inc.	140,724
2,200	@,L	Littelfuse, Inc.	70,136
92,000	@@	Toshiba Corp.	597,835
			808,695

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Electronics: 0.6%
2,000		Amphenol Corp.	$124,160
500	@	Avnet, Inc.	12,765
1,700	@,L	Benchmark Electronics, Inc.	41,412
3,340	@,L	Coherent, Inc.	105,444
2,100	L	Cubic Corp.	45,570
700		Gentex Corp.	10,892
12,500	@,@@	Hoya Corp.	487,211
5,200		Methode Electronics, Inc.	56,316
2,100	@	Planar Systems, Inc.	20,307
3,500	@,L	Plexus Corp.	83,580
500	@	Rogers Corp.	29,575
5,800	@	Thomas & Betts Corp.	274,224
1,570	@,L	Trimble Navigation Ltd.	79,646
3,700	@	Varian, Inc.	165,723
13,200	@,L	Vishay Intertechnology, Inc.	178,728
			1,715,553
		Engineering & Construction: 1.1%
10,500	@@	Bouygues	672,276
2,500	@	EMCOR Group, Inc.	142,125
4,400		Granite Construction, Inc.	221,408
8,765	@@	Hochtief AG	635,541
4,500	@	Jacobs Engineering Group, Inc.	366,930
900	@	Shaw Group, Inc.	30,150
100,000	@@	Taisei Corp.	304,393
1,370	@	URS Corp.	58,705
5,900	@@	Vinci SA	751,965
			3,183,493
		Entertainment: 0.0%
1,300	@,L	Pinnacle Entertainment, Inc.	43,082
			43,082
		Environmental Control: 0.4%
33,800		Waste Management, Inc.	1,242,826
			1,242,826
		Exchange Traded Fund: 0.2%
11,200	@@,L	iShares S&P SmallCap 600 Index Fund	739,088
			739,088
		Food: 1.6%
15,000		Campbell Soup Co.	583,350
32,900		ConAgra Foods, Inc.	888,300
4,675		Corn Products International, Inc.	161,475
18,529		General Mills, Inc.	1,067,270
4,333	@@	Groupe Danone	655,249
6,249		Hormel Foods Corp.	233,338
2,300	@,L	Ralcorp Holdings, Inc.	117,047
1,500	@	Smithfield Foods, Inc.	38,490
36,615	@@	Unilever PLC	1,018,365
1,100	@,L	United Natural Foods, Inc.	39,512
			4,802,396
		Forest Products & Paper: 0.2%
2,900	@	Caraustar Industries, Inc.	23,461
10,000		Louisiana-Pacific Corp.	215,300
3,200		Rock-Tenn Co.	86,752
1,600		Schweitzer-Mauduit International, Inc.	41,680
6,900	L	Temple-Inland, Inc.	317,607
			684,800

Shares			Value
		Gas: 0.2%
300		Cascade Natural Gas Corp.	$7,776
5,710	L	Energen Corp.	268,027
8,940		UGI Corp.	243,883
			519,686
		Hand/Machine Tools: 0.1%
3,600		Snap-On, Inc.	171,504
			171,504
		Healthcare-Products: 1.7%
1,400	@	Advanced Medical Optics, Inc.	49,280
1,200	L	Cooper Cos., Inc.	53,400
7,800	@,L	Cytyc Corp.	220,740
10,316		Dentsply International, Inc.	307,933
5,100	@,L	Edwards Lifesciences Corp.	239,904
2,500	@	Haemonetics Corp.	112,550
1,440	@,L	Hologic, Inc.	68,083
857	@	Idexx Laboratories, Inc.	67,960
1,700	@,L	Immucor, Inc.	49,691
400	@	Intuitive Surgical, Inc.	38,360
35,850		Johnson & Johnson	2,366,817
15,000		Medtronic, Inc.	802,650
2,400		Mentor Corp.	117,288
2,300	@	Osteotech, Inc.	12,995
2,200	@,L	Possis Medical, Inc.	29,656
1,886	@	Respironics, Inc.	71,197
3,700	@	Techne Corp.	205,165
3,400	@	Varian Medical Systems, Inc.	161,738
			4,975,407
		Healthcare-Services: 2.7%
26,600		Aetna, Inc.	1,148,588
2,300	@,L	Amerigroup Corp.	82,547
2,500	@,L	Centene Corp.	61,425
9,850	@	Coventry Health Care, Inc.	492,993
5,000	@@	Fresenius Medical Care AG & Co. KGaA	665,622
3,500	@,L	Gentiva Health Services, Inc.	66,710
3,000	@	Health Net, Inc.	145,980
2,200	@,L	Healthways, Inc.	104,962
9,900	@	Humana, Inc.	547,569
8,200	@,L	Laboratory Corp. of America Holdings	602,454
800	@	Lincare Holdings, Inc.	31,872
4,455	@,L	Odyssey HealthCare, Inc.	59,073
2,240	@,L	Pediatrix Medical Group, Inc.	109,536
2,000	@,L	Sierra Health Services, Inc.	72,080
40,100		UnitedHealth Group, Inc.	2,154,573
21,100	@	WellPoint, Inc.	1,660,359
			8,006,343
		Holding Companies-Diversified: 0.1%
8,200	L	Leucadia National Corp.	231,240
			231,240
		Home Builders: 0.3%
170,000	@,@@	Haseko Corp.	606,649
140	@,L	NVR, Inc.	90,300
3,100	L	Winnebago Industries	102,021
			798,970

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Home Furnishings: 0.3%
1,500	@	Audiovox Corp.	$21,135
3,200		Ethan Allen Interiors, Inc.	115,552
31,000	@@	Matsushita Electric Industrial Co., Ltd.	621,596
			758,283
		Household Products/Wares: 0.3%
1,500		American Greetings Corp.	35,805
3,000	L	Blyth, Inc.	62,250
4,900	@@	Henkel KGaA	720,204
			818,259
		Housewares: 0.0%
2,870	L	Toro Co.	133,828
			133,828
		Insurance: 6.7%
15,800	@@	ACE Ltd.	957,006
22,400		Allstate Corp.	1,458,464
6,900		AMBAC Financial Group, Inc.	614,583
5,632	L	American Financial Group, Inc.	202,245
30,200		American International Group, Inc.	2,164,132
900		Brown & Brown, Inc.	25,389
116,000	@@	China Life Insurance Co., Ltd.	395,948
19,400		Chubb Corp.	1,026,454
6,800		Cigna Corp.	894,676
3,400		Delphi Financial Group	137,564
3,300	@@	Everest Re Group Ltd.	323,763
4,262		Fidelity National Title Group, Inc.	101,777
26,600		Genworth Financial, Inc.	909,986
12,531		Hartford Financial Services Group, Inc.	1,169,268
7,300		HCC Insurance Holdings, Inc.	234,257
5,000		Horace Mann Educators Corp.	101,000
1,705	L	Landamerica Financial Group, Inc.	107,603
264,361	@@	Legal & General Group PLC	812,456
22,400		Loews Corp.	928,928
25,800		Metlife, Inc.	1,522,458
3,279	@@	Muenchener Rueckversicherungs AG	564,977
5,630		Old Republic International Corp.	131,066
3,775	@	Philadelphia Consolidated Holding Co.	168,214
1,800		PMI Group, Inc.	84,906
2,800		Presidential Life Corp.	61,460
2,700	@,L	ProAssurance Corp.	134,784
40,600		Progressive Corp.	983,332
4,600		Protective Life Corp.	218,500
16,328	L	Prudential Financial, Inc.	1,401,922
2,500		Radian Group, Inc.	134,775
6,208		Safeco Corp.	388,310
1,700	L	Safety Insurance Group, Inc.	86,207
2,365	L	Selective Insurance Group	135,491
4,200		Stancorp Financial Group, Inc.	189,210
3,600		Unitrin, Inc.	180,396
8,985		WR Berkley Corp.	310,072
3,000		Zenith National Insurance Corp.	140,730
2,220	@@	Zurich Financial Services AG	595,597
			19,997,906

Shares			Value
		Internet: 0.6%
800	@	Digital Insight Corp.	$30,792
2,400	@	Google, Inc.	1,105,152
1,300	@,L	j2 Global Communications, Inc.	35,425
3,780	@	McAfee, Inc.	107,276
5,800	@	Napster, Inc.	21,054
3,100	@	PC-Tel, Inc.	28,985
2,400	@	Stamps.com, Inc.	37,800
7,400		United Online, Inc.	98,272
13,700	@	VeriSign, Inc.	329,485
600	@	WebEx Communications, Inc.	20,934
			1,815,175
		Iron/Steel: 1.1%
83,800	@@	BlueScope Steel Ltd.	568,265
600		Carpenter Technology Corp.	61,512
1,900		Chaparral Steel Co.	84,113
940		Cleveland-Cliffs, Inc.	45,534
16,800		Nucor Corp.	918,288
3,000		Ryerson, Inc.	75,270
1,300		Steel Dynamics, Inc.	42,185
1,300		Steel Technologies, Inc.	22,815
192,000	@@	Sumitomo Metal Industries Ltd.	833,610
7,700		United States Steel Corp.	563,178
			3,214,770
		Leisure Time: 0.8%
12,941	@@	Carnival PLC	653,739
127,837	@@	First Choice Holidays PLC	710,241
1,025	L	Polaris Industries, Inc.	48,001
8,600		Sabre Holdings Corp.	274,254
25,100	@@	Yamaha Motor Co., Ltd.	788,987
			2,475,222
		Lodging: 0.0%
900	@	Aztar Corp.	48,978
700		Harrah's Entertainment, Inc.	57,904
			106,882
		Machinery-Construction & Mining: 0.7%
19,158	@@	Atlas Copco AB	619,159
8,200		Caterpillar, Inc.	502,906
25,600	@,@@	Hitachi Construction Machinery Co., Ltd.	687,470
3,450		Joy Global, Inc.	166,773
			1,976,308
		Machinery-Diversified: 0.2%
300	@	AGCO Corp.	9,282
3,200		Cummins, Inc.	378,176
4,100	@,L	Gardner Denver, Inc.	152,971
1,495		IDEX Corp.	70,878
1,680		Manitowoc Co., Inc.	99,842
			711,149
		Media: 2.4%
8,700		CBS Corp. - Class B	271,266
6,600		Clear Channel Communications, Inc.	234,564
23,400	@,L	Comcast Corp.	990,522
35,600	@	DIRECTV Group, Inc.	887,864
15,200		McGraw-Hill Cos., Inc.	1,033,904
26,700		News Corp., Inc.	573,516

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Media (continued)
2,000	L	Reader's Digest Association, Inc.	$33,400
53,919	@@	Reed Elsevier PLC	591,378
17,467	@@	Vivendi	681,288
54,000		Walt Disney Co.	1,850,580
150		Washington Post	111,840
			7,260,122
		Metal Fabricate/Hardware: 0.1%
1,480	L	AM Castle & Co.	37,666
4,400		Commercial Metals Co.	113,520
2,842	L	Quanex Corp.	98,305
			249,491
		Mining: 0.4%
38,471	@@	BHP Billiton Ltd.	765,154
2,670		Phelps Dodge Corp.	319,652
			1,084,806
		Miscellaneous Manufacturing: 4.1%
11,600		3M Co.	903,988
3,170	L	Acuity Brands, Inc.	164,967
2,720	L	AO Smith Corp.	102,163
797	L	Aptargroup, Inc.	47,055
400	@	Ceradyne, Inc.	22,600
7,000		Cooper Industries Ltd.	633,010
6,600		Crane Co.	241,824
16,000	L	Eastman Kodak Co.	412,800
11,500		Eaton Corp.	864,110
2,590	@	EnPro Industries, Inc.	86,014
132,250		General Electric Co.	4,921,023
300		Harsco Corp.	22,830
39,600		Honeywell International, Inc.	1,791,504
7,800		Parker Hannifin Corp.	599,664
2,200		Pentair, Inc.	69,080
800		Roper Industries, Inc.	40,192
1,700		Standex International Corp.	51,221
2,700	@,L	Sturm Ruger & Co., Inc.	25,920
4,503		Teleflex, Inc.	290,714
1,200		Tredegar Corp.	27,132
26,300	@@	Tyco International Ltd.	799,520
			12,117,331
		Office Furnishings: 0.1%
6,878	L	Herman Miller, Inc.	250,084
			250,084
		Office/Business Equipment: 0.3%
48,700	@	Xerox Corp.	825,465
			825,465
		Oil & Gas: 7.7%
19,400	L	Anadarko Petroleum Corp.	844,288
300		Cabot Oil & Gas Corp.	18,195
42,202		Chevron Corp.	3,103,113
2,090		Cimarex Energy Co.	76,285
17,800		ConocoPhillips	1,280,710
5,400		ENSCO International, Inc.	270,324
19,300	@@	ERG S.p.A.	440,605
101,300		ExxonMobil Corp.	7,762,619
1,700	@	Forest Oil Corp.	55,556
6,560		Frontier Oil Corp.	188,534
12,280		Helmerich & Payne, Inc.	300,492
12,500		Marathon Oil Corp.	1,156,250

Shares			Value
5,100	@	Newfield Exploration Co.	$234,345
6,200	L	Noble Energy, Inc.	304,234
21,520	@@	Norsk Hydro ASA	664,263
26,700		Occidental Petroleum Corp.	1,303,761
1,600	L	Penn Virginia Corp.	112,064
4,758	@@	Petroleo Brasileiro SA	490,026
300		Pioneer Natural Resources Co.	11,907
100	@	Plains Exploration & Production Co.	4,753
35,243	@@	Royal Dutch Shell PLC - Class B	1,232,193
45,944	@@	Santos Ltd.	357,554
14,200	@@	Sasol, Ltd. ADR	523,980
2,300	@	Southwestern Energy Co.	80,615
3,900	L	St. Mary Land & Exploration Co.	143,676
700	@,L	Stone Energy Corp.	24,745
15,100	@@	Total SA	1,086,557
21,200		Valero Energy Corp.	1,084,592
			23,156,236
		Oil & Gas Services: 1.1%
2,600	@	Grant Prideco, Inc.	103,402
35,500		Halliburton Co.	1,102,275
2,300	@,L	Helix Energy Solutions Group, Inc.	72,151
600	@	Lone Star Technologies	29,046
24,100	@,@@	Petroleum Geo-Services	564,102
12,800	L	Schlumberger Ltd.	808,448
1,600	@,L	SEACOR Holdings, Inc.	158,624
6,400		Tidewater, Inc.	309,504
900	@,L	Veritas DGC, Inc.	77,067
			3,224,619
		Packaging & Containers: 0.2%
8,600	@	Pactiv Corp.	306,934
7,400		Sonoco Products Co.	281,644
			588,578
		Pharmaceuticals: 4.7%
18,600		Abbott Laboratories	906,006
12,800		AmerisourceBergen Corp.	575,488
15,893	@@	AstraZeneca PLC	851,729
900	@	Cephalon, Inc.	63,369
18,300	@	Forest Laboratories, Inc.	925,980
44,900	@@	GlaxoSmithKline PLC	1,181,804
16,600	@,L	King Pharmaceuticals, Inc.	264,272
1,700		Medicis Pharmaceutical Corp.	59,721
55,500		Merck & Co., Inc.	2,419,800
12,800		Mylan Laboratories	255,488
2,300	@	NBTY, Inc.	95,611
3,100	@,L	Noven Pharmaceuticals, Inc.	78,895
6,498	@@	Omega Pharma SA	488,982
800		Omnicare, Inc.	30,904
89,250		Pfizer, Inc.	2,311,575
6,810	@@	Roche Holding AG	1,218,401
58,600		Schering-Plough Corp.	1,385,304
2,700	@,L	Sepracor, Inc.	166,266
4,280	@	Theragenics Corp.	13,268
1,100	@	USANA Health Sciences, Inc.	56,826
16,500		Wyeth	840,180
			14,189,869
		Pipelines: 0.3%
9,300		Questar Corp.	772,365
			772,365

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Real Estate: 0.2%
41,000	@@	Cheung Kong Holdings Ltd.	$503,656
			503,656
		Real Estate Investment Trusts: 0.4%
3,100		AMB Property Corp.	181,691
1,200	L	Colonial Properties Trust	56,256
5,010		Equity Office Properties Trust	241,332
580		Essex Property Trust, Inc.	74,965
1,200		Highwoods Properties, Inc.	48,912
6,700	L	Hospitality Properties Trust	318,451
1,400		Longview Fibre Co.	30,730
900		LTC Properties, Inc.	24,579
1,600		Macerich Co.	138,512
1,600		Regency Centers Corp.	125,072
			1,240,500
		Retail: 4.9%
600	@	99 Cents Only Stores	7,302
1,795		Abercrombie & Fitch Co.	124,986
2,500		Advance Auto Parts, Inc.	88,900
4,500	@,L	Aeropostale, Inc.	138,915
8,010	L	American Eagle Outfitters	249,992
5,700	@	AnnTaylor Stores Corp.	187,188
600		Barnes & Noble, Inc.	23,826
6,300	@,L	Big Lots, Inc.	144,396
1,300		Brinker International, Inc.	39,208
2,650	L	Brown Shoe Co., Inc.	126,511
400		Cash America International, Inc.	18,760
9,200	@,L	Charming Shoppes, Inc.	124,476
3,600	@,L	Chico's FAS, Inc.	74,484
600	@,L	Childrens Place Retail Stores, Inc.	38,112
4,300	L	Christopher & Banks Corp.	80,238
4,365	L	Claire's Stores, Inc.	144,656
7,100	@	Dollar Tree Stores, Inc.	213,710
20,900	@@	Don Quijote Co., Ltd.	398,969
4,780	@,L	Dress Barn, Inc.	111,517
9,500		Family Dollar Stores, Inc.	278,635
22,300		Federated Department Stores, Inc.	850,299
32,200		Gap, Inc.	627,900
2,200	L	Group 1 Automotive, Inc.	113,784
23,100	L	Home Depot, Inc.	927,696
2,500	@,L	Jack in the Box, Inc.	152,600
13,700	@	Kohl's Corp.	937,491
19,000		Lowe's Cos., Inc.	591,850
35,400	L	McDonald's Corp.	1,569,282
3,947	L	Men's Wearhouse, Inc.	151,012
12,700	L	Nordstrom, Inc.	626,618
15,800	@	Office Depot, Inc.	603,086
4,100		OfficeMax, Inc.	203,565
1,600		OSI Restaurant Partners, Inc.	62,720
780	@,L	Panera Bread Co.	43,610
4,740	@,L	Payless Shoesource, Inc.	155,567
6,500		Petsmart, Inc.	187,590
9,400		Ross Stores, Inc.	275,420
2,000	@	Saks, Inc.	35,640
1,900	@,L	School Specialty, Inc.	71,231
5,230	@,L	Select Comfort Corp.	90,950
15,000	@@	Seven & I Holdings Co., Ltd.	466,425
5,717	@,L	Sonic Corp.	136,922
8,600	@,L	Starbucks Corp.	304,612
10,350		Target Corp.	590,468
25,000		TJX Cos., Inc.	713,000

Shares			Value
2,075	@,L	Tween Brands, Inc.	$82,855
31,500	L	Wal-Mart Stores, Inc.	1,454,670
			14,641,644
		Savings & Loans: 0.1%
2,300		Anchor Bancorp. Wisconsin, Inc.	66,286
3,632	L	Bankunited Financial Corp.	101,551
600	L	Fidelity Bankshares, Inc.	23,802
1,600	@,L	FirstFed Financial Corp.	107,152
			298,791
		Semiconductors: 1.6%
2,600	@,L	Actel Corp.	47,216
23,400	@	Altera Corp.	460,512
20,900	@,L	Atmel Corp.	126,445
7,900	@,L	Brooks Automation, Inc.	113,760
1,100	@	Cree, Inc.	19,052
2,900	@	DSP Group, Inc.	62,930
10,100	@	Fairchild Semiconductor International, Inc.	169,781
12,400	@	Integrated Device Technology, Inc.	191,952
64,400		Intel Corp.	1,304,100
3,290	@,L	Lam Research Corp.	166,540
23,600	@,L	LSI Logic Corp.	212,400
4,400	@	MEMC Electronic Materials, Inc.	172,216
4,690	L	Microchip Technology, Inc.	153,363
44,400	@,L	Micron Technology, Inc.	619,824
6,900	@	Novellus Systems, Inc.	237,498
3,540	@	Pericom Semiconductor Corp.	40,604
8,700	@,L	Semtech Corp.	113,709
14,200	@@	Shinko Electric Industries	370,048
11,100	@,L	Teradyne, Inc.	166,056
1,485	@,L	Varian Semiconductor Equipment Associates, Inc.	67,597
			4,815,603
		Software: 2.7%
4,000		Acxiom Corp.	102,600
2,400	@,L	Altiris, Inc.	60,912
1,055	@,L	Ansys, Inc.	45,882
12,500	@	BMC Software, Inc.	402,500
3,800	@	Captaris, Inc.	29,526
1,680	@,L	Cerner Corp.	76,440
24,400	@	Compuware Corp.	203,252
3,900	@,L	CSG Systems International	104,247
5,700	@,L	Dendrite International, Inc.	61,047
1,892	@	Dun & Bradstreet Corp.	156,639
3,300	L	Fair Isaac Corp.	134,145
35,500		First Data Corp.	905,960
1,870		Global Payments, Inc.	86,581
1,582	@	Hyperion Solutions Corp.	56,857
500		Inter-Tel, Inc.	11,080
2,800	@	Mapinfo Corp.	36,540
110,650	L	Microsoft Corp.	3,304,009
500	@,L	Open Solutions, Inc.	18,820
45,000	@	Oracle Corp.	771,300
800	@	Per-Se Technologies, Inc.	22,224
700	@	SPSS, Inc.	21,049
7,600	@,L	Sybase, Inc.	187,720
29,626	@,@@	Tele Atlas NV	623,060
14,415	@,@@	Tomtom, Inc.	620,661
			8,043,051

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Telecommunications: 5.4%
3,600	@	3Com Corp.	$14,796
4,100	@	Adaptec, Inc.	19,106
67,944	@@	Alcatel SA	969,356
900	@	Andrew Corp.	9,207
900	@,L	Anixter International, Inc.	48,870
51,600		AT&T, Inc.	1,844,700
29,800	@,L	Avaya, Inc.	416,604
24,100		BellSouth Corp.	1,135,351
3,300	@	C-COR, Inc.	36,762
13,700	@	Cincinnati Bell, Inc.	62,609
119,500	@	Cisco Systems, Inc.	3,265,929
515		Commonwealth Telephone Enterprises, Inc.	21,558
4,300	@,L	Ditech Networks, Inc.	29,756
2,907		Harris Corp.	133,315
71,500		Motorola, Inc.	1,470,040
3,200	@	Network Equipment Technologies, Inc.	18,624
141	@@	Nippon Telegraph & Telephone Corp.	695,340
9,160	@@	Orascom Telecom GDR	605,214
20,250		Qualcomm, Inc.	765,248
39,700		Sprint Nextel Corp.	749,933
347,082	@@	Telecom Italia S.p.A.	878,952
13,086	@@	Telekomunikasi Indonesia Tbk PT ADR	596,722
2,250		Telephone & Data Systems, Inc.	122,243
6,500	@	Utstarcom, Inc.	56,875
38,500		Verizon Communications, Inc.	1,433,740
256,012	@@	Vodafone Group PLC	707,020
			16,107,870
		Textiles: 0.1%
1,300		Angelica Corp.	33,540
3,700	@,L	Mohawk Industries, Inc.	276,982
			310,522
		Toys/Games/Hobbies: 0.2%
10,100	L	Hasbro, Inc.	275,225
21,200		Mattel, Inc.	480,392
			755,617
		Transportation: 0.7%
5,620	L	CH Robinson Worldwide, Inc.	229,802
102	@@	East Japan Railway Co.	679,917
600		Expeditors International Washington, Inc.	24,300
3,300	@	HUB Group, Inc.	90,915
2,100	@,L	Kansas City Southern	60,858
1,400	@,L	Kirby Corp.	47,782
1,563		Landstar System, Inc.	59,675
68,000	@@	Mitsui OSK Lines Ltd.	671,614
3,400	@,L	Old Dominion Freight Line	81,838
4,185	L	Overseas Shipholding Group	235,616
1,100	@	Swift Transportation Co., Inc.	28,897
300	@	YRC Worldwide, Inc.	11,319
			2,222,533
		Water: 0.3%
11,259	@@	Veolia Environnement	858,655
			858,655
Total Common Stock (Cost $217,490,441)			264,352,322

Shares			Value
EQUITY-LINKED SECURITIES: 0.1%
		Equity Linked Securities: 0.1%
300,000		KAUP Bank	$281,644
			281,644
Total Equity-Linked Securities (Cost $300,000)			281,644
PREFERRED STOCK: 0.2%
		Banks: 0.1%
6,000	P	Bank of American Corp.	149,700
			149,700
		Diversified Financial Services: 0.0%
5,000	P	Merrill Lynch & Co., Inc.	130,400
			130,400
		Insurance: 0.1%
7,050	@@,P	Aegon NV	183,129
5,425	P	Metlife, Inc.	142,732
			325,861
Total Preferred Stock (Cost $582,999)			605,961
Principal Amount
CORPORATE BONDS/NOTES: 2.1%
		Banks: 0.9%
$110,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	95,772
60,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	60,320
44,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	48,167
50,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	43,546
40,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	33,956
20,000		Bank of Scotland, 5.563%, due 11/30/49	17,212
38,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	39,563
30,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	26,242
90,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	77,187
57,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	54,532
50,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	42,500
10,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	8,645
69,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	83,350
192,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	189,341
220,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	187,000
110,000	@@,C	HSBC Bank PLC, 5.688%, due 06/29/49	95,425
140,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	120,860

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
$10,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	$8,703
107,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	110,760
58,000	C	Mellon Capital I, 7.720%, due 12/01/26	60,391
55,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	58,137
80,000	@@,C	National Australia Bank Ltd., 5.556%, due 10/29/49	69,443
10,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	8,576
87,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	85,204
30,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	28,979
23,000	C,L	RBS Capital Trust I, 5.512%, due 09/30/49	22,769
102,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	99,774
230,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	197,349
70,000	@@,C	Societe Generale, 5.438%, due 11/29/49	60,490
170,000	@@,C	Standard Chartered PLC, 5.500%, due 07/29/49	140,675
260,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	218,400
30,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	24,825
58,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	60,167
71,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	71,652
50,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	42,792
113,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	107,591
103,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	105,281
			2,805,576
		Beverages: 0.1%
106,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	124,020
			124,020
		Chemicals: 0.0%
10,000		Stauffer Chemical, 5.620%, due 04/15/10	8,355
40,000		Stauffer Chemical, 5.890%, due 04/15/18	20,960
40,000		Stauffer Chemical, 7.670%, due 04/15/17	22,218
			51,533
		Diversified Financial Services: 0.5%
181,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	173,727
70,378	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	69,322
58,000	C	Citigroup Capital II, 7.750%, due 12/01/36	59,974

Principal Amount			Value
$88,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	$91,643
100,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	102,749
40,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	34,300
89,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	88,584
102,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	133,029
52,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	53,953
58,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	60,358
168,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	164,404
100,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	101,669
47,000	@@,C	Paribas, 5.500%, due 12/31/49	40,548
28,000	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	27,573
56,029	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	54,556
111,114	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	113,406
100,000	@@,#,C	Preferred Term Securities Ltd., 5.860%, due 03/23/35	100,375
374,262	#	Toll Road Investors Partnership II LP, 17.590%, due 02/15/45	47,963
86,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	90,809
			1,608,942
		Electric: 0.1%
60,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	60,771
12,000	@@	Empresa Nacional de Electricidad SA, 7.325%, due 02/01/37	13,072
60,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	70,749
37,000	C,L	FirstEnergy Corp., 6.450%, due 11/15/11	38,624
33,256	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	33,448
13,330		PPL Montana, LLC, 8.903%, due 07/02/20	14,711
79,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	82,392
			313,767
		Healthcare-Products: 0.0%
44,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	43,968
			43,968
		Home Builders: 0.0%
76,000	L	D.R. Horton, Inc., 5.625%, due 09/15/14	73,520
			73,520

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Multi-National:	0.0%
$56,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	$53,998
			53,998
		Oil & Gas: 0.1%
62,000	@@,#	EMP Nacional Del Petrole, 4.875%, due 03/15/14	58,982
12,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	12,660
27,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	27,655
94,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	96,726
81,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	77,790
			273,813
		Pipelines: 0.1%
202,000	#,C,I	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	197,518
			197,518
		Real Estate Investment Trusts: 0.1%
23,000	C	Liberty Property LP, 6.375%, due 08/15/12	23,989
95,000	C	Liberty Property LP, 7.750%, due 04/15/09	99,413
62,000	C	Simon Property Group LP, 5.000%, due 03/01/12	60,977
			184,379
		Savings & Loans: 0.0%
47,000	C	Great Western Financial, 8.206%, due 02/01/27	49,008
			49,008
		Sovereign: 0.1%
267,000	L	Fannie Mae, 7.250%, due 01/15/10	284,253
			284,253
		Telecommunications: 0.1%
57,000	C,L	Sprint Capital Corp., 6.875%, due 11/15/28	57,218
77,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	84,281
			141,499
Total Corporate Bonds/Notes (Cost $6,228,580)			6,205,794
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.3%
		Federal Home Loan Bank: 0.1%
155,000	L	5.625%, due 06/13/16	159,815
			159,815
		Federal Home Loan Mortgage Corporation: 0.6%
157,549	C	4.500%, due 12/15/16	154,687
215,563	C	5.000%, due 08/15/16	212,515
185,000	C	5.000%, due 05/15/20	179,408
119,000	L	5.125%, due 04/18/08	119,007

Principal Amount			Value
$147,000		5.125%, due 04/18/11	$148,160
477,000	C	5.750%, due 05/11/11	477,511
140,000		5.750%, due 06/27/16	145,976
167,552	C	6.000%, due 01/15/29	169,793
35,000		6.000%, due 01/15/36	35,263
277,000	L	6.625%, due 09/15/09	288,673
			1,930,993
		Federal National Mortgage Association: 2.6%
406,000		4.500%, due 11/15/36	380,498
136,000	W	4.500%, due 01/00/00	131,198
88,581		4.806%, due 08/01/35	87,426
144,000	L	4.875%, due 12/15/16	142,666
1,387,000	W	5.000%, due 01/12/36	1,339,322
595,000	W	5.000%, due 01/15/20	584,959
360,000	L	5.250%, due 08/01/12	362,184
171,000		5.250%, due 09/15/16	174,421
2,826,000	W	5.500%, due 01/12/36	2,793,326
97,959		5.500%, due 02/01/18	97,983
362,000		5.500%, due 05/25/30	356,058
135,889		5.500%, due 11/01/33	134,574
107,182		5.500%, due 11/01/36	105,323
216,000	C	5.600%, due 03/29/11	216,073
51,971		6.000%, due 10/01/08	52,108
110,577		6.000%, due 08/01/16	112,258
93,000		6.000%, due 01/15/19	94,308
116,999		6.000%, due 04/25/31	119,230
133,000	W	6.500%, due 01/15/35	135,535
49,910		6.500%, due 04/01/27	51,258
10,373		7.000%, due 12/01/27	10,716
126,019		7.000%, due 02/01/31	129,794
1,947		7.000%, due 08/01/35	1,999
27,406		7.500%, due 09/01/31	28,523
			7,641,740
		Government National Mortgage Association: 0.0%
22,191		6.500%, due 01/15/29	22,830
20,355		6.500%, due 01/15/32	20,919
13,037		7.000%, due 04/15/26	13,488
1,132		7.000%, due 01/15/28	1,170
19,525		7.000%, due 02/15/28	20,183
			78,590
Total U.S. Government Agency Obligations (Cost $9,869,228)			9,811,138
U.S. TREASURY OBLIGATIONS: 0.9%
		U.S. Treasury Bonds: 0.4%
586,000	L	4.500%, due 02/15/36	557,433
264,000	L	4.625%, due 11/15/16	262,350
242,000	L	6.000%, due 02/15/26	274,538
235,000	L	6.250%, due 08/15/23	270,562
			1,364,883
		Treasury Inflation Protected Securities: 0.2%
220,000		2.000%, due 01/15/16	216,046
276,000	L	2.375%, due 04/15/11	279,576
			495,622

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount				Value
			U.S. Treasury Notes: 0.3%
$278,000	L		4.500%, due 11/30/11	$275,611
294,000	L		4.625%, due 11/30/08	293,024
268,000	L		4.625%, due 11/15/09	267,246
				835,881
			U.S. Treasury Principal Only STRIP: 0.0%
541,000	L		Discount Note, due 02/15/36	137,085
				137,085
Total U.S. Treasury Obligations (Cost $2,817,449)				2,833,471
ASSET-BACKED SECURITIES: 0.2%
			Automobile Asset-Backed Securities: 0.0%
36,000	C		AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	35,738
				35,738
			Credit Card Asset-Backed Securities: 0.0%
45,000	C		Bank One Issuance Trust, 4.540%, due 09/15/10	44,593
				44,593
			Home Equity Asset-Backed Securities: 0.0%
16,000	+,	C	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	15,852
25,000	+,	C	Renaissance Home Equity Loan Trust, 4.723%, (step rate 5.223%), due 11/25/35	24,855
45,000	C		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	44,064
				84,771
			Other Asset-Backed Securities: 0.2%
56,109	C		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	55,366
25,000	C		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	24,781
192,000	C		Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	191,940
26,000	C		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	26,057
40,000	C		Equity One, Inc., 5.050%, due 09/25/33	39,465
46,000	+,	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	45,942
407	C		Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	406
6,000	C		Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	5,939
19,000	C		Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	18,825
				408,721
Total Asset-Backed Securities (Cost $576,478)				573,823

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
$36,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	$34,949
11,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	10,812
25,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	24,675
83,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	82,069
53,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	52,472
19,460	C	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	19,548
103,786	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	104,658
10,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,406
137,300	C	Banc of America Funding Corp., 5.858%, due 05/20/36	137,068
46,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	44,795
41,129	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	40,710
36,911	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	36,379
152,315	C	Bank of America Alternative Loan Trust, 6.290%, due 11/25/21	153,816
271,794	C	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	275,277
94,242	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	95,363
69,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	67,043
24,367	C	Bear Stearns Commercial Mortgage Securities, 5.294%, due 09/11/41	24,393
10,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	9,814
19,010	C	Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	19,265
100,902	C	Countrywide Alternative Loan Trust, 5.416%, due 10/25/35	99,640
122,727	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	122,242
41,472	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	41,759
34,565	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	33,103

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
$350,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	$342,621
30,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	32,326
19,122	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	18,990
164,592	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	166,491
400,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	415,633
44,813	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	43,906
10,000	C	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	9,748
70,894	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	68,757
62,675	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	62,243
93,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	92,727
25,341	#,C	GSMPS Mortgage Loan Trust, 5.700%, due 01/25/35	25,460
54,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	52,545
28,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	27,237
19,389	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	19,429
9,361	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	9,477
11,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	11,267
121,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	124,350
336,980	C	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	332,767
28,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	27,123
19,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	18,499
32,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	31,236
36,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	35,106
152,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	150,148
10,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	9,616
42,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	41,871
21,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	20,933

Principal Amount			Value
$19,339	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	$19,602
152,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	158,755
104,665	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	104,510
281,296	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	276,198
26,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	26,566
25,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	25,183
370,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	366,065
222,610	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	224,280
220,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	225,098
288,476	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	278,860
91,803	C	RAAC Series, 5.250%, due 09/25/34	90,725
35,127	C	RAST 2006-A10 A5, 6.500%, due 09/25/36	35,343
789,896	C	Residential Accredit Loans, Inc., 5.720%, due 04/25/35	792,970
49,833	+, C	Thornburg Mortgage Securities Trust, 5.720%, (step rate 6.060%), due 09/25/34	50,100
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	9,996
18,806	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	18,986
20,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	20,536
218,714	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	214,270
1,500,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.567%, due 01/25/47	1,500,000
500,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.596%, due 01/25/47	500,625
820,345	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.748%, due 07/25/46	821,819
278,384	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	279,410
821,348	C	Washington Mutual, Inc., 5.598%, due 11/25/46	821,188
210,112	C	Washington Mutual, Inc., 5.667%, due 11/25/46	210,071

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
$354,242	C	Washington Mutual, Inc., 5.882%, due 11/25/46	$355,031
53,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	51,638
32,468	C	Wells Fargo Mortgage-Backed Securities Trust, 5.259%, due 10/25/35	31,900
236,960	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	233,831
245,320	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	244,207
Total Collateralized Mortgage Obligations (Cost $11,765,799)			11,718,525
MUNICIPAL BONDS: 0.1%
		California: 0.0%
65,000	C	City of San Diego, 7.125%, due 06/01/32	67,021
			67,021
		Louisiana: 0.0%
114,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	114,000
			114,000
		Michigan: 0.1%
130,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	134,937
			134,937
Total Municipal Bonds (Cost $309,471)			315,958
Total Long-Term Investments (Cost $249,940,445)			296,698,636
SHORT-TERM INVESTMENTS: 15.5%

	Repurchase Agreement: 3.1%
9,203,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $9,208,368 to be received upon repurchase (Collateralized by $29,615,000 Resolution Funding Corporation, Discount Note, Market Value $9,387,659, due 04/15/30)	9,203,000
Total Repurchase Agreement (Cost $9,203,000)		9,203,000

Principal Amount		Value
	Securities Lending CollateralCC: 12.4%
$37,007,489	The Bank of New York Institutional Cash Reserves Fund	$37,007,489
Total Securities Lending Collateral (Cost $37,007,489)		37,007,489
Total Short-Term Investments (Cost $46,210,489)		46,210,489

Total Investments in Securities (Cost $296,150,934)*	114.8%	$342,909,125
Other Assets and Liabilities - Net	(14.8)	(44,149,092)
Net Assets	100.0%	$298,760,033

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $298,886,078. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,644,960
Gross Unrealized Depreciation	(2,621,913)
Net Unrealized Appreciation	$44,023,047

VP Strategic Allocation Growth Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 400 E-Mini	4	324,520	3/16/07	$(5,865)
S&P 500	4	1,428,400	3/15/07	2,857
U.S. Treasury 2-Year Note	22	4,488,688	3/30/07	(15,021)
U.S. Treasury 5-Year Note	24	2,521,500	3/30/07	(23,315)
				$(41,344)
Short Contracts
90-Day Eurodollar	29	(6,864,300)	3/19/07	$2,598
U.S. Treasury 10-Year Note	2	(214,938)	3/21/07	2,365
U.S. Treasury Long Bond	5	(557,188)	3/21/07	12,129
				$17,092

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 73.0%
		Advertising: 0.3%
500		Advo, Inc.	$16,300
7,900	L	Omnicom Group	825,866
			842,166
		Aerospace/Defense: 1.0%
9,600		Boeing Co.	852,864
500		Kaman Corp.	11,195
24,082		Raytheon Co.	1,271,530
14,400		United Technologies Corp.	900,288
			3,035,877
		Agriculture: 0.9%
6,700	@	Alliance One International, Inc.	47,302
24,150		Altria Group, Inc.	2,072,553
15,837	@@	British American Tobacco PLC	443,456
600		Delta & Pine Land Co.	24,270
			2,587,581
		Airlines: 0.2%
1,500	@	Airtran Holdings, Inc.	17,610
300	@	Alaska Air Group, Inc.	11,850
50,105	@,@@	British Airways PLC	516,611
600	@	JetBlue Airways Corp.	8,520
2,723		Skywest, Inc.	69,464
			624,055
		Apparel: 0.6%
1,200	@	Ashworth, Inc.	8,712
18,800	@,L	Coach, Inc.	807,648
600	@,L	Deckers Outdoor Corp.	35,970
1,390	@,L	Gymboree Corp.	53,042
5,400	@	Hanesbrands, Inc.	127,548
6,300		Jones Apparel Group, Inc.	210,609
1,500		Kellwood Co.	48,780
1,800		K-Swiss, Inc.	55,332
2,190		Phillips-Van Heusen	109,872
1,820		Polo Ralph Lauren Corp.	141,341
2,800		Wolverine World Wide, Inc.	79,856
			1,678,710
		Auto Manufacturers: 0.2%
88,400	L	Ford Motor Co.	663,884
			663,884
		Auto Parts & Equipment: 0.1%
5,600	L	ArvinMeritor, Inc.	102,088
200		Bandag, Inc.	10,086
900		Standard Motor Products, Inc.	13,482
21,000	@@	Sumitomo Rubber Industries, Inc.	270,891
			396,547
		Banks: 6.1%
67,149	@@	Banca Intesa S.p.A.	517,139
77,350		Bank of America Corp.	4,129,717
19,500	@@	Bank of Ireland	448,943
51,863	@@	Barclays PLC	740,499
41,545	@@	Capitalia S.p.A.	392,001
2,400	L	Chittenden Corp.	73,656
6,300		Colonial BancGroup, Inc.	162,162
9,100		Comerica, Inc.	533,988
17,939	@@	Depfa Bank PLC	320,550
4,608	@@	Deutsche Bank AG	613,639

Shares			Value
2,686		East-West Bancorp., Inc.	$95,138
5,700	@@	First Bancorp.	54,321
600		First Indiana Corp.	15,216
800		First Midwest Bancorp., Inc.	30,944
4,400	L	FirstMerit Corp.	106,216
2,800		Hanmi Financial Corp.	63,084
62,303	@@	HSBC Holdings PLC	1,133,905
1,600		Independent Bank Corp.	40,464
3,500	@@	KBC Groep NV	428,465
3,774	@@	Kookmin Bank ADR	304,335
1,700		Mercantile Bankshares Corp.	79,543
59	@@	Mitsubishi UFJ Financial Group, Inc.	731,942
17,800	@@	National Australia Bank Ltd.	566,694
25,400	L	National City Corp.	928,624
23,800		Regions Financial Corp.	890,120
3,275	@@	Societe Generale	554,032
1,200		South Financial Group, Inc.	31,908
29,000	@@	Sumitomo Trust & Banking Co., Ltd.	303,642
5,100	L	TCF Financial Corp.	139,842
900		Umpqua Holdings Corp.	26,487
4,000	@@	Uniao de Bancos Brasileiros SA GDR	371,840
19,900		US Bancorp.	720,181
21,450		Wachovia Corp.	1,221,578
2,700	L	Webster Financial Corp.	131,544
37,800		Wells Fargo & Co.	1,344,168
2,900		Whitney Holding Corp.	94,598
			18,341,125
		Beverages: 1.2%
24,500		Coca-Cola Co.	1,182,125
12,607	@@	Coca-Cola Hellenic Bottling Co. SA	491,876
3,608	@@	Fomento Economico Mexicano SA de CV ADR	417,662
100	@	Hansen Natural Corp.	3,368
7,600		Pepsi Bottling Group, Inc.	234,916
4,800		PepsiAmericas, Inc.	100,704
19,850		PepsiCo, Inc.	1,241,618
			3,672,269
		Biotechnology: 0.4%
14,050	@	Amgen, Inc.	959,756
1,400	@	CryoLife, Inc.	10,710
300	@	Digene Corp.	14,376
100	@	Invitrogen Corp.	5,659
10,100	@,L	Millennium Pharmaceuticals, Inc.	110,090
2,200	@	PDL BioPharma, Inc.	44,308
3,600	@,L	Savient Pharmaceuticals, Inc.	40,356
2,100	@,L	Vertex Pharmaceuticals, Inc.	78,582
			1,263,837
		Building Materials: 0.2%
300		ElkCorp	12,327
17,788	@@	Italcementi S.p.A.	500,640
			512,967
		Chemicals: 1.1%
1,000		Airgas, Inc.	40,520
1,900		Chemtura Corp.	18,297
11,500		Dow Chemical Co.	459,310
10,500		EI DuPont de Nemours & Co.	511,455

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Chemicals (continued)
200		FMC Corp.	$15,310
2,200		Georgia Gulf Corp.	42,482
2,700	L	HB Fuller Co.	69,714
3,400		Lubrizol Corp.	170,442
6,749	L	Lyondell Chemical Co.	172,572
400	L	MacDermid, Inc.	13,640
4,600		Monsanto Co.	241,638
6,000	L	Olin Corp.	99,120
2,500	@	Omnova Solutions, Inc.	11,450
6,000	@,L	PolyOne Corp.	45,000
500		Quaker Chemical Corp.	11,035
6,000	L	Sherwin-Williams Co.	381,480
54,000	@@	Sumitomo Chemical Co., Ltd.	417,877
2,100	@@	Umicore	356,827
5,200		Valspar Corp.	143,728
			3,221,897
		Commercial Services: 1.1%
700	@	Alliance Data Systems Corp.	43,729
7,500	@,L	Apollo Group, Inc.	292,275
300		Banta Corp.	10,920
1,200	@	Career Education Corp.	29,736
1,200		Central Parking Corp.	21,600
700	@,L	Consolidated Graphics, Inc.	41,349
8,300	@	Convergys Corp.	197,374
470	L	CPI Corp.	21,850
4,000		DeVry, Inc.	112,000
1,300	@	Heidrick & Struggles International, Inc.	55,068
4,100	@	Hooper Holmes, Inc.	13,571
1,100	@	ITT Educational Services, Inc.	73,007
1,000	@	Kendle International, Inc.	31,450
4,000	@,L	Korn/Ferry International	91,840
3,400	@,L	Labor Ready, Inc.	62,322
2,800		Manpower, Inc.	209,804
16,550		McKesson Corp.	839,085
12,000		Moody's Corp.	828,720
5,500	@	MPS Group, Inc.	77,990
2,300	@	Quanta Services, Inc.	45,241
3,900	@	Valassis Communications, Inc.	56,550
765	@,L	Vertrue, Inc.	29,384
1,300	W,L	Viad Corp.	52,780
700	@	Volt Information Sciences, Inc.	35,147
2,000		Watson Wyatt Worldwide, Inc.	90,300
			3,363,092
		Computers: 2.6%
800		Agilysys, Inc.	13,392
5,023	@,@@,I	Atos Origin	297,024
555	@	CACI International, Inc.	31,358
4,275	@,L	Cadence Design Systems, Inc.	76,565
800	@	Catapult Communications Corp.	7,184
1,800	@,L	Ceridian Corp.	50,364
58,600	@	Dell, Inc.	1,470,274
1,580		Factset Research Systems, Inc.	89,238
55,800		Hewlett-Packard Co.	2,298,402
2,100		Imation Corp.	97,503
28,750		International Business Machines Corp.	2,793,063
900	@	Mercury Computer Systems, Inc.	12,024
1,576	@,L	Micros Systems, Inc.	83,055
2,600	@,L	Palm, Inc.	36,634
1,700	@,L	Radisys Corp.	28,339

Shares			Value
2,300	@	SRA International, Inc.	$61,502
1,800	@	SYKES Enterprises, Inc.	31,752
4,400	@	Synopsys, Inc.	117,612
3,100	@	Western Digital Corp.	63,426
			7,658,711
		Cosmetics/Personal Care: 0.9%
7,800	L	Estee Lauder Cos., Inc.	318,396
36,600		Procter & Gamble Co.	2,352,282
			2,670,678
		Distribution/Wholesale: 0.2%
2,100		Building Materials Holding Corp.	51,849
900	L	CDW Corp.	63,288
855	L	Pool Corp.	33,490
25,000	@@	Sumitomo Corp.	374,243
2,800	@	Tech Data Corp.	106,036
			628,906
		Diversified Financial Services: 6.0%
2,900		AG Edwards, Inc.	183,541
13,850		American Express Co.	840,280
4,600	@, L	AmeriCredit Corp.	115,782
11,100		CIT Group, Inc.	619,047
82,600		Citigroup, Inc.	4,600,820
10,800		Fannie Mae	641,412
10,000		Goldman Sachs Group, Inc.	1,993,500
2,500		IndyMac Bancorp., Inc.	112,900
1,700	@	Investment Technology Group, Inc.	72,896
65,500		JPMorgan Chase & Co.	3,163,650
45	@@,L	Kenedix, Inc.	203,006
16,800		Lehman Brothers Holdings, Inc.	1,312,416
9,500		Merrill Lynch & Co., Inc.	884,450
25,150		Morgan Stanley	2,047,965
4,200		Raymond James Financial, Inc.	127,302
1,720	@@	SFCG Co., Ltd.	267,166
1,000		SWS Group, Inc.	35,700
1,900	@,L	TradeStation Group, Inc.	26,125
12,370	@@	UBS AG	748,604
			17,996,562
		Electric: 2.0%
58,000	@	AES Corp.	1,278,320
600		Central Vermont Public Service Corp.	14,130
1,200	L	Duquesne Light Holdings, Inc.	23,820
4,200	L	Idacorp, Inc.	162,330
53,123	@@	International Power PLC	395,673
900		Northeast Utilities	25,344
5,800		OGE Energy Corp.	232,000
4,400	L	Pepco Holdings, Inc.	114,444
31,400		PG&E Corp.	1,486,162
6,200		PNM Resources, Inc.	192,820
4,400	@@	RWE AG	482,315
13,487	@@	Scottish & Southern Energy	409,580
14,800		Southern Co.	545,528
12,000	@@	Tokyo Electric Power Co., Inc.	387,676
2,780		Wisconsin Energy Corp.	131,939
			5,882,081
		Electrical Components & Equipment: 0.2%
2,200	L	Belden CDT, Inc.	85,998

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Electrical Components & Equipment (continued)
1,400	@,L	Littelfuse, Inc.	$44,632
62,000	@@	Toshiba Corp.	402,889
			533,519
		Electronics: 0.4%
1,300		Amphenol Corp.	80,704
300	@	Avnet, Inc.	7,659
1,000	@,L	Benchmark Electronics, Inc.	24,360
2,015	@	Coherent, Inc.	63,614
1,300	L	Cubic Corp.	28,210
500		Gentex Corp.	7,780
8,500	@,@@	Hoya Corp.	331,303
2,900		Methode Electronics, Inc.	31,407
1,200	@	Planar Systems, Inc.	11,604
2,200	@,L	Plexus Corp.	52,536
300	@	Rogers Corp.	17,745
3,600	@	Thomas & Betts Corp.	170,208
900	@,L	Trimble Navigation Ltd.	45,657
2,300	@	Varian, Inc.	103,017
8,300	@,L	Vishay Intertechnology, Inc.	112,382
			1,088,186
		Engineering & Construction: 0.7%
7,100	@@	Bouygues	454,587
1,500	@	EMCOR Group, Inc.	85,275
2,800		Granite Construction, Inc.	140,896
5,957	@@	Hochtief AG	431,936
2,900	@	Jacobs Engineering Group, Inc.	236,466
500	@	Shaw Group, Inc.	16,750
64,000	@@,L	Taisei Corp.	194,812
840	@	URS Corp.	35,994
4,100	@@	Vinci SA	522,552
			2,119,268
		Entertainment: 0.0%
700	@,L	Pinnacle Entertainment, Inc.	23,198
			23,198
		Environmental Control: 0.4%
31,200		Waste Management, Inc.	1,147,224
			1,147,224
		Exchange Traded Fund: 0.1%
6,100	@@,L	iShares S&P SmallCap 600 Index Fund	402,539
			402,539
		Food: 1.3%
13,900		Campbell Soup Co.	540,571
30,400		ConAgra Foods, Inc.	820,800
2,880		Corn Products International, Inc.	99,475
17,077		General Mills, Inc.	983,635
2,892	@@	Groupe Danone	437,337
3,969		Hormel Foods Corp.	148,202
1,400	@,L	Ralcorp Holdings, Inc.	71,246
900	@	Smithfield Foods, Inc.	23,094
25,400	@@	Unilever PLC	706,444
700	@,L	United Natural Foods, Inc.	25,144
			3,855,948
		Forest Products & Paper: 0.2%
1,800	@	Caraustar Industries, Inc.	14,562
6,300		Louisiana-Pacific Corp.	135,639

Shares			Value
1,900		Rock-Tenn Co.	$51,509
900		Schweitzer-Mauduit International, Inc.	23,445
6,300	L	Temple-Inland, Inc.	289,989
			515,144
		Gas: 0.1%
200		Cascade Natural Gas Corp.	5,184
3,514		Energen Corp.	164,947
5,530		UGI Corp.	150,858
			320,989
		Hand/Machine Tools: 0.0%
3,300		Snap-On, Inc.	157,212
			157,212
		Healthcare-Products: 1.4%
900	@	Advanced Medical Optics, Inc.	31,680
700	L	Cooper Cos., Inc.	31,150
4,900	@,L	Cytyc Corp.	138,670
6,524		Dentsply International, Inc.	194,741
3,200	@,L	Edwards Lifesciences Corp.	150,528
1,600	@	Haemonetics Corp.	72,032
884	@,L	Hologic, Inc.	41,796
467	@	Idexx Laboratories, Inc.	37,033
1,100	@,L	Immucor, Inc.	32,153
200	@	Intuitive Surgical, Inc.	19,180
33,750		Johnson & Johnson	2,228,175
13,800		Medtronic, Inc.	738,438
1,400		Mentor Corp.	68,418
1,400	@	Osteotech, Inc.	7,910
1,300	@	Possis Medical, Inc.	17,524
1,115	@	Respironics, Inc.	42,091
2,400	@	Techne Corp.	133,080
2,200	@	Varian Medical Systems, Inc.	104,654
			4,089,253
		Healthcare-Services: 2.4%
25,000		Aetna, Inc.	1,079,500
1,400	@	Amerigroup Corp.	50,246
1,500	@,L	Centene Corp.	36,855
9,050	@	Coventry Health Care, Inc.	452,953
3,400	@@	Fresenius Medical Care AG & Co. KGaA	452,623
2,100	@,L	Gentiva Health Services, Inc.	40,026
1,920	@	Health Net, Inc.	93,427
1,300	@,L	Healthways, Inc.	62,023
9,250	@	Humana, Inc.	511,618
7,500	@,L	Laboratory Corp. of America Holdings	551,025
500	@	Lincare Holdings, Inc.	19,920
2,638	@	Odyssey HealthCare, Inc.	34,980
1,360	@,L	Pediatrix Medical Group, Inc.	66,504
1,210	@,L	Sierra Health Services, Inc.	43,608
37,600		UnitedHealth Group, Inc.	2,020,248
19,900	@	WellPoint, Inc.	1,565,931
			7,081,487
		Holding Companies-Diversified: 0.0%
5,200		Leucadia National Corp.	146,640
			146,640
		Home Builders: 0.2%
115,500	@,@@	Haseko Corp.	412,165

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Home Builders (continued)
25	@,L	NVR, Inc.	$16,125
1,800	L	Winnebago Industries	59,238
			487,528
		Home Furnishings: 0.2%
900	@	Audiovox Corp.	12,681
2,000		Ethan Allen Interiors, Inc.	72,220
21,000	@@	Matsushita Electric Industrial Co., Ltd.	421,081
			505,982
		Household Products/Wares: 0.2%
900		American Greetings Corp.	21,483
1,900	L	Blyth, Inc.	39,425
3,300	@@	Henkel KGaA	485,035
			545,943
		Housewares: 0.0%
2,015	L	Toro Co.	93,959
			93,959
		Insurance: 5.7%
14,600	@@	ACE Ltd.	884,322
20,700		Allstate Corp.	1,347,777
6,400		AMBAC Financial Group, Inc.	570,048
3,575	L	American Financial Group, Inc.	128,378
27,900		American International Group, Inc.	1,999,314
600		Brown & Brown, Inc.	16,926
80,000	@@	China Life Insurance Co., Ltd.	273,067
18,100		Chubb Corp.	957,671
6,300	L	Cigna Corp.	828,891
2,100		Delphi Financial Group	84,966
2,100	@@	Everest Re Group Ltd.	206,031
2,720		Fidelity National Title Group, Inc.	64,954
24,500		Genworth Financial, Inc.	838,145
11,540		Hartford Financial Services Group, Inc.	1,076,797
4,600		HCC Insurance Holdings, Inc.	147,614
3,200		Horace Mann Educators Corp.	64,640
1,020	L	Landamerica Financial Group, Inc.	64,372
177,913	@@	Legal & General Group PLC	546,777
21,900		Loews Corp.	908,193
23,850		Metlife, Inc.	1,407,389
2,129	@@	Muenchener Rueckversicherungs AG	366,830
3,530		Old Republic International Corp.	82,178
2,340	@	Philadelphia Consolidated Holding Co.	104,270
1,100		PMI Group, Inc.	51,887
1,700		Presidential Life Corp.	37,315
1,600	@,L	ProAssurance Corp.	79,872
37,500		Progressive Corp.	908,250
2,900		Protective Life Corp.	137,750
15,081	L	Prudential Financial, Inc.	1,294,855
1,610		Radian Group, Inc.	86,795
5,669		Safeco Corp.	354,596
1,000	L	Safety Insurance Group, Inc.	50,710
400	@	SCPIE Holdings, Inc.	10,456
1,445	L	Selective Insurance Group	82,784
2,600		Stancorp Financial Group, Inc.	117,130

Shares			Value
2,300		Unitrin, Inc.	$115,253
5,717		WR Berkley Corp.	197,294
1,800	L	Zenith National Insurance Corp.	84,438
1,560	@@	Zurich Financial Services AG	418,528
			16,997,463
		Internet: 0.5%
500	@	Digital Insight Corp.	19,245
2,200	@,L	Google, Inc.	1,013,056
800	@,L	j2 Global Communications, Inc.	21,800
2,390	@	McAfee, Inc.	67,828
3,500	@	Napster, Inc.	12,705
1,900	@	PC-Tel, Inc.	17,765
1,500	@	Stamps.com, Inc.	23,625
3,700		United Online, Inc.	49,136
12,600	@	VeriSign, Inc.	303,030
400	@	WebEx Communications, Inc.	13,956
			1,542,146
		Iron/Steel: 0.8%
56,700	@@	BlueScope Steel Ltd.	384,494
400		Carpenter Technology Corp.	41,008
1,200		Chaparral Steel Co.	53,124
620		Cleveland-Cliffs, Inc.	30,033
15,500		Nucor Corp.	847,230
1,700		Ryerson, Inc.	42,653
800		Steel Dynamics, Inc.	25,960
600		Steel Technologies, Inc.	10,530
130,000	@@	Sumitomo Metal Industries Ltd.	564,424
7,100		United States Steel Corp.	519,294
			2,518,750
		Leisure Time: 0.6%
8,660	@@	Carnival PLC	437,476
86,880	@@	First Choice Holidays PLC	482,691
610	L	Polaris Industries, Inc.	28,566
7,900		Sabre Holdings Corp.	251,931
17,000	@@	Yamaha Motor Co., Ltd.	534,374
			1,735,038
		Lodging: 0.1%
600	@	Aztar Corp.	32,652
2,300	L	Harrah's Entertainment, Inc.	190,256
			222,908
		Machinery-Construction & Mining: 0.5%
12,695	@@	Atlas Copco AB	410,284
7,500		Caterpillar, Inc.	459,975
17,100	@,@@	Hitachi Construction Machinery Co., Ltd.	459,208
2,200		Joy Global, Inc.	106,348
			1,435,815
		Machinery-Diversified: 0.2%
200	@	AGCO Corp.	6,188
3,000		Cummins, Inc.	354,540
2,500	@,L	Gardner Denver, Inc.	93,275
867		IDEX Corp.	41,104
1,000		Manitowoc Co., Inc.	59,430
			554,537

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Media: 2.1%
8,100		CBS Corp.-Class B	$252,558
6,100		Clear Channel Communications, Inc.	216,794
21,500	@,L	Comcast Corp.	910,095
32,900	@	DIRECTV Group, Inc.	820,526
14,300		McGraw-Hill Cos., Inc.	972,686
24,600		News Corp., Inc.	528,408
1,300	L	Reader's Digest Association, Inc.	21,710
34,030	@@	Reed Elsevier PLC	373,237
11,783	@@	Vivendi	459,588
50,700		Walt Disney Co.	1,737,489
110		Washington Post	82,016
			6,375,107
		Metal Fabricate/Hardware: 0.0%
750	L	AM Castle & Co.	19,088
2,800		Commercial Metals Co.	72,240
1,762	L	Quanex Corp.	60,948
			152,276
		Mining: 0.3%
27,472	@@	BHP Billiton Ltd.	546,393
2,530	L	Phelps Dodge Corp.	302,892
			849,285
		Miscellaneous Manufacturing: 3.6%
8,450		3M Co.	658,509
1,900	L	Acuity Brands, Inc.	98,876
1,570	L	AO Smith Corp.	58,969
499	L	Aptargroup, Inc.	29,461
200	@	Ceradyne, Inc.	11,300
6,500		Cooper Industries Ltd.	587,795
4,200		Crane Co.	153,888
14,800	L	Eastman Kodak Co.	381,840
9,800		Eaton Corp.	736,372
1,520	@	EnPro Industries, Inc.	50,479
126,692		General Electric Co.	4,714,209
200		Harsco Corp.	15,220
36,600		Honeywell International, Inc.	1,655,784
7,200		Parker Hannifin Corp.	553,536
1,400		Pentair, Inc.	43,960
500		Roper Industries, Inc.	25,120
1,000		Standex International Corp.	30,130
1,600	@,L	Sturm Ruger & Co., Inc.	15,360
2,889		Teleflex, Inc.	186,514
700		Tredegar Corp.	15,827
24,200	@@	Tyco International Ltd.	735,680
			10,758,829
		Office Furnishings: 0.0%
4,372	L	Herman Miller, Inc.	158,966
			158,966
		Office/Business Equipment: 0.2%
45,000	@	Xerox Corp.	762,750
			762,750
		Oil & Gas: 6.6%
17,900	L	Anadarko Petroleum Corp.	779,008
200		Cabot Oil & Gas Corp.	12,130
38,981		Chevron Corp.	2,866,273
1,305		Cimarex Energy Co.	47,633
16,400		ConocoPhillips	1,179,980

Shares			Value
3,400		ENSCO International, Inc.	$170,204
13,300	@@	ERG S.p.A.	303,629
93,550		ExxonMobil Corp.	7,168,737
1,100	@	Forest Oil Corp.	35,948
4,080		Frontier Oil Corp.	117,259
7,810		Helmerich & Payne, Inc.	191,111
11,500		Marathon Oil Corp.	1,063,750
3,200	@	Newfield Exploration Co.	147,040
3,880		Noble Energy, Inc.	190,392
14,540	@@	Norsk Hydro ASA	448,810
24,700		Occidental Petroleum Corp.	1,206,101
1,000	L	Penn Virginia Corp.	70,040
3,180	@@	Petroleo Brasileiro SA	327,508
200		Pioneer Natural Resources Co.	7,938
100	@	Plains Exploration & Production Co.	4,753
24,188	@@	Royal Dutch Shell PLC-Class B	845,680
30,707	@@	Santos Ltd.	238,974
9,600	@@	Sasol, Ltd. ADR	354,240
1,500	@	Southwestern Energy Co.	52,575
2,400	L	St. Mary Land & Exploration Co.	88,416
400	@,L	Stone Energy Corp.	14,140
10,400	@@	Total SA	748,357
19,600		Valero Energy Corp.	1,002,736
			19,683,362
		Oil & Gas Services: 0.9%
1,700	@	Grant Prideco, Inc.	67,609
32,800	L	Halliburton Co.	1,018,440
1,400	@,L	Helix Energy Solutions Group, Inc.	43,918
300	@	Lone Star Technologies	14,523
16,300	@,@@	Petroleum Geo-Services	381,530
11,800	L	Schlumberger Ltd.	745,288
1,000	@,L	SEACOR Holdings, Inc.	99,140
4,030		Tidewater, Inc.	194,891
600	@,L	Veritas DGC, Inc.	51,378
			2,616,717
		Packaging & Containers: 0.1%
7,900	@,L	Pactiv Corp.	281,951
4,700		Sonoco Products Co.	178,882
			460,833
		Pharmaceuticals: 4.1%
18,400		Abbott Laboratories	896,264
11,800		AmerisourceBergen Corp.	530,528
10,849	@@	AstraZeneca PLC	581,414
500	@	Cephalon, Inc.	35,205
16,900	@	Forest Laboratories, Inc.	855,140
30,500	@@	GlaxoSmithKline PLC	802,785
13,800	@,L	King Pharmaceuticals, Inc.	219,696
1,100		Medicis Pharmaceutical Corp.	38,643
52,300		Merck & Co., Inc.	2,280,280
11,800		Mylan Laboratories	235,528
1,400	@	NBTY, Inc.	58,198
1,900	@,L	Noven Pharmaceuticals, Inc.	48,355
4,395	@@	Omega Pharma SA	330,729
500		Omnicare, Inc.	19,315
84,050		Pfizer, Inc.	2,176,895
4,670	@@	Roche Holding AG	835,526
54,100		Schering-Plough Corp.	1,278,924
1,700	@,L	Sepracor, Inc.	104,686
2,640	@	Theragenics Corp.	8,184

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
800	@,L	USANA Health Sciences, Inc.	$41,328
15,200		Wyeth	773,984
			12,151,607
		Pipelines: 0.2%
8,600		Questar Corp.	714,230
			714,230
		Real Estate: 0.1%
27,000	@@	Cheung Kong Holdings Ltd.	331,676
			331,676
		Real Estate Investment Trusts: 0.3%
2,000		AMB Property Corp.	117,220
700	L	Colonial Properties Trust	32,816
4,660		Equity Office Properties Trust	224,472
415		Essex Property Trust, Inc.	53,639
700	L	Highwoods Properties, Inc.	28,532
4,200	L	Hospitality Properties Trust	199,626
900		Longview Fibre Co.	19,755
500		LTC Properties, Inc.	13,655
1,000		Macerich Co.	86,570
1,000		Regency Centers Corp.	78,170
			854,455
		Retail: 4.1%
400	@	99 Cents Only Stores	4,868
1,135		Abercrombie & Fitch Co.	79,030
1,600		Advance Auto Parts, Inc.	56,896
2,900	@,L	Aeropostale, Inc.	89,523
5,048	L	American Eagle Outfitters	157,532
3,600	@	AnnTaylor Stores Corp.	118,224
400		Barnes & Noble, Inc.	15,884
5,800	@,L	Big Lots, Inc.	132,936
800		Brinker International, Inc.	24,128
1,550		Brown Shoe Co., Inc.	73,997
5,800	@,L	Charming Shoppes, Inc.	78,474
2,300	@,L	Chico's FAS, Inc.	47,587
400	@,L	Childrens Place Retail Stores, Inc.	25,408
2,600	L	Christopher & Banks Corp.	48,516
2,760	L	Claire's Stores, Inc.	91,466
4,500	@,L	Dollar Tree Stores, Inc.	135,450
14,000	@@	Don Quijote Co., Ltd.	267,252
2,900	@,L	Dress Barn, Inc.	67,657
8,700		Family Dollar Stores, Inc.	255,171
20,600		Federated Department Stores, Inc.	785,478
29,500		Gap, Inc.	575,250
1,300	L	Group 1 Automotive, Inc.	67,236
21,250	L	Home Depot, Inc.	853,400
1,600	@	Jack in the Box, Inc.	97,664
12,700	@	Kohl's Corp.	869,061
17,500		Lowe's Cos., Inc.	545,125
33,200	L	McDonald's Corp.	1,471,756
2,382	L	Men's Wearhouse, Inc.	91,135
11,600	L	Nordstrom, Inc.	572,344
14,600	@	Office Depot, Inc.	557,282
4,000		OfficeMax, Inc.	198,600
1,000		OSI Restaurant Partners, Inc.	39,200
545	@,L	Panera Bread Co.	30,471
2,975	@	Payless Shoesource, Inc.	97,640
4,100		Petsmart, Inc.	118,326
5,900		Ross Stores, Inc.	172,870

Shares			Value
1,300	@	Saks, Inc.	$23,166
1,100	@,L	School Specialty, Inc.	41,239
3,168	@,L	Select Comfort Corp.	55,092
9,000	@@	Seven & I Holdings Co., Ltd.	279,855
3,477	@	Sonic Corp.	83,274
8,000	@,L	Starbucks Corp.	283,360
9,700		Target Corp.	553,385
23,000		TJX Cos., Inc.	655,960
1,200	@	Tween Brands, Inc.	47,916
28,200	L	Wal-Mart Stores, Inc.	1,302,276
			12,238,360
		Savings & Loans: 0.1%
1,100		Anchor Bancorp. Wisconsin, Inc.	31,702
2,200	L	Bankunited Financial Corp.	61,512
300	L	Fidelity Bankshares, Inc.	11,901
1,000	@,L	FirstFed Financial Corp.	66,970
			172,085
		Semiconductors: 1.2%
2,000	@,L	Actel Corp.	36,320
18,500	@	Altera Corp.	364,080
13,200	@,L	Atmel Corp.	79,860
4,900	@,L	Brooks Automation, Inc.	70,560
700	@	Cree, Inc.	12,124
1,800	@,L	DSP Group, Inc.	39,060
6,400	@	Fairchild Semiconductor International, Inc.	107,584
7,800	@	Integrated Device Technology, Inc.	120,744
59,500		Intel Corp.	1,204,875
2,065	@	Lam Research Corp.	104,530
21,100	@,L	LSI Logic Corp.	189,900
2,800	@	MEMC Electronic Materials, Inc.	109,592
2,960	L	Microchip Technology, Inc.	96,792
40,800	@,L	Micron Technology, Inc.	569,568
6,400	@	Novellus Systems, Inc.	220,288
2,080	@	Pericom Semiconductor Corp.	23,858
5,500	@	Semtech Corp.	71,885
9,300	@@	Shinko Electric Industries	242,356
200	@,L	Teradyne, Inc.	2,992
922	@,L	Varian Semiconductor Equipment Associates, Inc.	41,969
			3,708,937
		Software: 2.3%
2,500		Acxiom Corp.	64,125
1,900	@,L	Altiris, Inc.	48,222
660	@,L	Ansys, Inc.	28,703
12,200	@	BMC Software, Inc.	392,840
2,300	@	Captaris, Inc.	17,871
1,040	@,L	Cerner Corp.	47,320
22,150	@	Compuware Corp.	184,510
2,500	@	CSG Systems International	66,825
3,400	@	Dendrite International, Inc.	36,414
800	@	Digi International, Inc.	11,032
1,218	@	Dun & Bradstreet Corp.	100,838
2,100	L	Fair Isaac Corp.	85,365
32,800		First Data Corp.	837,056
1,170		Global Payments, Inc.	54,171
947	@	Hyperion Solutions Corp.	34,035
300		Inter-Tel, Inc.	6,648
1,600	@	Mapinfo Corp.	20,880
105,550		Microsoft Corp.	3,151,723

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Software (continued)
300	@,L	Open Solutions, Inc.	$11,292
41,600	@	Oracle Corp.	713,024
500	@	Per-Se Technologies, Inc.	13,890
400	@	SPSS, Inc.	12,028
4,805	@,L	Sybase, Inc.	118,684
20,639	@,@@,L	Tele Atlas NV	434,056
9,796	@,@@	Tomtom, Inc.	421,783
			6,913,335
		Telecommunications: 4.5%
2,300	@	3Com Corp.	9,453
2,500	@	Adaptec, Inc.	11,650
46,136	@@	Alcatel SA	658,222
600	@	Andrew Corp.	6,138
600	@,L	Anixter International, Inc.	32,580
47,700		AT&T, Inc.	1,705,275
27,500	@,L	Avaya, Inc.	384,450
22,300		BellSouth Corp.	1,050,553
2,000	@	C-COR, Inc.	22,280
8,700	@	Cincinnati Bell, Inc.	39,759
110,400	@	Cisco Systems, Inc.	3,017,221
300		Commonwealth Telephone Enterprises, Inc.	12,558
2,600	@,L	Ditech Networks, Inc.	17,992
1,806	L	Harris Corp.	82,823
66,100		Motorola, Inc.	1,359,016
1,900	@	Network Equipment Technologies, Inc.	11,058
96	@@	Nippon Telegraph & Telephone Corp.	473,423
6,243	@@	Orascom Telecom GDR	412,484
17,050		Qualcomm, Inc.	644,320
36,700		Sprint Nextel Corp.	693,263
237,038	@@	Telecom Italia S.p.A.	600,276
8,953	@@	Telekomunikasi Indonesia Tbk PT ADR	408,257
1,435		Telephone & Data Systems, Inc.	77,964
4,100	@,L	Utstarcom, Inc.	35,875
35,600		Verizon Communications, Inc.	1,325,744
177,200	@@	Vodafone Group PLC	489,368
			13,582,002
		Textiles: 0.1%
800		Angelica Corp.	20,640
2,400	@,L	Mohawk Industries, Inc.	179,664
			200,304
		Toys/Games/Hobbies: 0.2%
9,200		Hasbro, Inc.	250,700
19,500		Mattel, Inc.	441,870
			692,570
		Transportation: 0.5%
3,610	L	CH Robinson Worldwide, Inc.	147,613
70	@@	East Japan Railway Co.	466,610
400		Expeditors International Washington, Inc.	16,200
2,000	@,L	HUB Group, Inc.	55,100
1,200	@,L	Kansas City Southern	34,776
900	@,L	Kirby Corp.	30,717
972		Landstar System, Inc.	37,111
46,000	@@	Mitsui OSK Lines Ltd.	454,327
2,100	@,L	Old Dominion Freight Line	50,547

Shares			Value
2,680	L	Overseas Shipholding Group	$150,884
700	@	Swift Transportation Co., Inc.	18,389
200	@	YRC Worldwide, Inc.	7,546
			1,469,820
		Water: 0.2%
7,620	@@	Veolia Environnement	581,131
			581,131
Total Common Stock (Cost $180,069,147)			218,590,258
EQUITY-LINKED SECURITIES: 0.2%
		Equity Linked Securities: 0.2%
600,000		KAUP Bank	563,288
			563,288
Total Equity-Linked Securities (Cost $600,000)			563,288
PREFERRED STOCK: 0.4%
		Banks: 0.1%
13,000	P	Bank of American Corp.	324,350
			324,350
		Diversified Financial Services: 0.1%
9,000	P	Merrill Lynch & Co., Inc.	234,720
			234,720
		Insurance: 0.2%
12,100	@@,P	Aegon NV	314,297
10,100	P	Metlife, Inc.	265,731
			580,028
Total Preferred Stock (Cost $1,096,693)			1,139,098
Principal Amount			Value
CORPORATE BONDS/NOTES: 4.0%
		Banks: 1.6%
$220,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	$191,545
123,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	123,656
89,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	97,428
110,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	95,801
90,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	76,401
40,000		Bank of Scotland, 5.563%, due 11/30/49	34,423
61,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	63,508
60,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	52,484
150,000	@@,C,L	BNP Paribas, 5.445%, due 09/29/49	128,644
116,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	110,977

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Banks (continued)
$90,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	$76,500
20,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	17,289
127,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	153,413
309,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	304,721
350,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	297,500
180,000	@@,C	HSBC Bank PLC, 5.688%, due 06/29/49	156,150
220,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	189,923
20,000	@@,C,L	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	17,406
195,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	201,852
131,000	C	Mellon Capital I, 7.720%, due 12/01/26	136,400
110,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	116,275
130,000	@@,C,L	National Australia Bank Ltd., 5.556%, due 10/29/49	112,844
20,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	17,152
140,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	137,110
60,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	57,958
36,000	C,L	RBS Capital Trust I, 5.512%, due 09/30/49	35,638
163,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	159,443
370,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	317,475
110,000	@@,C	Societe Generale, 5.438%, due 11/29/49	95,056
270,000	@@,C	Standard Chartered PLC, 5.500%, due 07/29/49	223,425
410,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	344,400
40,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	33,100
118,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	122,408
114,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	115,047
90,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	77,025
181,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	172,336
210,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	214,650
			4,877,363
		Beverages: 0.1%
168,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	196,560
			196,560

Shares			Value
		Chemicals: 0.0%
$40,000		Stauffer Chemical, 5.620%, due 04/15/10	$33,421
80,000		Stauffer Chemical, 5.890%, due 04/15/18	41,919
80,000		Stauffer Chemical, 7.670%, due 04/15/17	44,435
			119,775
		Diversified Financial Services: 1.2%
290,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	278,347
193,930	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	191,021
151,000	C	Citigroup Capital II, 7.750%, due 12/01/36	156,140
256,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	266,598
119,000	#,L	Farmers Exchange Capital, 7.200%, due 07/15/48	122,271
75,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	64,313
148,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	147,309
164,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	213,890
134,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	139,032
150,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	156,097
269,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	263,242
188,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	191,138
95,000	@@,C	Paribas, 5.500%, due 12/31/49	81,959
72,333	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	71,230
112,947	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	109,978
280,529	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	286,315
279,000	@@,#,C	Preferred Term Securities Ltd., 5.860%, due 03/23/35	280,046
935,655	#	Toll Road Investors Partnership II LP, 17.590%, due 02/15/45	119,907
100,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	100,190
157,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	165,779
108,000	#,C	Wachovia Capital Trust V, 7.965%, due 06/01/27	113,045
			3,517,847
		Electric: 0.2%
120,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	121,541
24,000	@@	Empresa Nacional de Electricidad SA, 7.325%, due 02/01/37	26,144
122,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	143,856

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Electric (continued)
$59,000	C,L	FirstEnergy Corp., 6.450%, due 11/15/11	$61,590
79,815	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	80,275
32,584		PPL Montana, LLC, 8.903%, due 07/02/20	35,961
198,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	206,501
			675,868
		Healthcare-Products: 0.0%
88,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	87,935
			87,935
		Home Builders: 0.1%
140,000	L	D.R. Horton, Inc., 5.625%, due 09/15/14	135,431
			135,431
		Multi-National: 0.0%
90,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	86,783
			86,783
		Oil & Gas: 0.2%
115,000	@@,#	EMP Nacional Del Petrole, 4.875%, due 03/15/14	109,403
29,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	30,594
68,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	69,649
243,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	250,047
130,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	124,849
			584,542
		Pipelines: 0.1%
408,000	#,C	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	398,948
			398,948
		Real Estate Investment Trusts: 0.1%
42,000	C	Liberty Property LP, 6.375%, due 08/15/12	43,807
153,000	C	Liberty Property LP, 7.750%, due 04/15/09	160,107
125,000	C	Simon Property Group LP, 5.000%, due 03/01/12	122,937
			326,851
		Savings & Loans: 0.1%
125,000	C	Great Western Financial, 8.206%, due 02/01/27	130,340
			130,340
		Sovereign: 0.2%
536,000		Fannie Mae, 7.250%, due 01/15/10	570,636
			570,636

Shares			Value
		Telecommunications: 0.1%
$115,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	$115,440
155,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	169,656
			285,096
Total Corporate Bonds/Notes (Cost $12,067,022)			11,993,975
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.6%
		Federal Home Loan Bank: 0.1%
288,000	L	5.625%, due 06/13/16	296,946
			296,946
		Federal Home Loan Mortgage Corporation: 1.7%
459,312	C	4.500%, due 12/15/16	450,969
445,618	C	5.000%, due 08/15/16	439,318
429,000	C	5.000%, due 05/15/20	416,033
288,000	L	5.125%, due 04/18/08	288,016
300,000		5.125%, due 04/18/11	302,366
91,000	W	5.500%, due 01/15/19	90,943
625,000	W	5.500%, due 01/00/00	618,164
962,000	C	5.750%, due 05/11/11	963,031
298,000		5.750%, due 06/27/16	310,720
382,976	C	6.000%, due 01/15/29	388,099
122,165		6.000%, due 02/01/29	123,683
559,000	L	6.625%, due 09/15/09	582,557
119,424		7.000%, due 11/01/31	122,880
			5,096,779
		Federal National Mortgage Association: 4.7%
75,000		4.500%, due 11/15/36	70,289
652,000	W	4.500%, due 01/00/00	628,977
251,426		4.806%, due 08/01/35	248,148
291,000	L	4.875%, due 12/15/16	288,305
2,998,000	W	5.000%, due 01/12/36	2,894,944
989,000	W	5.000%, due 01/15/20	972,311
719,000	L	5.250%, due 08/01/12	723,361
346,000		5.250%, due 09/15/16	352,921
4,088,000	W	5.500%, due 01/12/36	4,040,735
231,540		5.500%, due 02/01/18	231,596
838,000		5.500%, due 05/25/30	824,245
457,419		5.500%, due 11/01/33	452,993
214,364		5.500%, due 11/01/36	210,646
373,637		5.500%, due 12/25/36	363,578
434,000	C	5.600%, due 03/29/11	434,146
3,343		6.000%, due 03/01/17	3,393
86,537		6.000%, due 10/01/18	87,796
315,875		6.000%, due 12/01/18	320,675
71,000		6.000%, due 01/15/19	71,998
262,363		6.000%, due 04/25/31	267,364
80,355		6.500%, due 02/01/28	82,503
200,558		6.500%, due 09/01/32	205,218
83,858		7.000%, due 02/01/31	86,369
69,307		7.000%, due 06/01/31	71,383
7,139		7.000%, due 08/01/35	7,331
59,028		7.500%, due 09/01/31	61,434
			14,002,659
		Government National Mortgage Association: 0.1%
27,953		6.500%, due 01/15/29	28,758

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Government National Mortgage Association (continued)
$77,543		6.500%, due 01/15/32	$79,691
3,193		7.000%, due 12/15/27	3,304
12,229		7.000%, due 01/15/28	12,642
100,874		7.000%, due 02/15/28	104,274
72,788		7.500%, due 12/15/23	75,930
			304,599
Total U.S. Government Agency Obligations (Cost $19,820,534)			19,700,983
U.S. TREASURY OBLIGATIONS: 3.2%
		U.S. Treasury Bonds: 1.4%
2,637,000	L	4.500%, due 02/15/36	2,508,449
583,000	L	4.625%, due 11/15/16	579,357
492,000	L	6.000%, due 02/15/26	558,151
479,000	L	6.250%, due 08/15/23	551,487
			4,197,444
		Treasury Inflation Protected Securities: 0.3%
350,000		2.000%, due 01/15/16	343,710
561,000	L	2.375%, due 04/15/11	568,269
			911,979
		U.S. Treasury Notes: 1.4%
581,000	L	4.500%, due 11/30/11	576,007
2,944,000	L	4.625%, due 11/30/08	2,934,226
579,000	L	4.625%, due 11/15/09	577,372
			4,087,605
		U.S. Treasury Principal Only STRIP: 0.1%
1,093,000	L	Discount Note, due 02/15/36	276,956
			276,956
Total U.S. Treasury Obligations (Cost $9,411,526)			9,473,984
ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed Securities: 0.0%
38,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	37,724
26,414	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	26,184
61,463	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	60,837
			124,745
		Credit Card Asset-Backed Securities: 0.0%
95,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	94,141
			94,141
		Home Equity Asset-Backed Securities: 0.1%
29,000	+, C	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	28,732

Shares				Value
$28,000	+,	C	Renaissance Home Equity Loan Trust, 4.723%, (step rate 5.223%), due 11/25/35	$27,837
110,000	C		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	107,713
				164,282
			Other Asset-Backed Securities: 0.2%
8,000	C		Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	7,999
19,237	C		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	18,983
33,000	C		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	32,711
228,000	C		Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	227,929
31,000	C		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	31,068
25,000	+,	C	Credit-Based Asset Servicing and Securitization, 5.501%, (step rate 6.001%), due 12/25/36	24,945
65,000	C		Equity One, Inc., 5.050%, due 09/25/33	64,130
85,000	+,	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	84,894
4,958	C		Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	4,943
73,000	C		Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	72,263
24,000	C		Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	23,779
26,000	+,	C	Renaissance Home Equity Loan Trust, 5.608%, (step rate 6.108%), due 05/25/36	25,999
				619,643
Total Asset-Backed Securities (Cost $1,007,485)				1,002,811
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.8%
33,000	C		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,036
23,000	C		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,701
73,000	C		Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	72,181
143,000	C		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	141,576

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$9,730	C	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	$9,774
113,221	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	114,172
341,829	C	Banc of America Funding Corp., 5.858%, due 05/20/36	341,252
100,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	97,380
118,666	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	117,459
91,965	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	90,640
305,599	C	Bank of America Alternative Loan Trust, 6.290%, due 11/25/21	308,612
240,224	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	243,083
7,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	6,773
9,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	9,174
19,010	C	Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	19,265
380,183	C	Countrywide Alternative Loan Trust, 5.416%, due 10/25/35	375,431
371,610	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	370,140
8,641	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	8,276
795,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	778,239
68,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	73,272
19,122	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	18,990
376,776	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	381,124
905,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	940,371
127,145	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	124,570
10,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	9,849
16,264	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	16,374
201,878	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	195,794
125,948	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	125,080

Shares			Value
$62,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	$61,818
74,787	#,C	GSMPS Mortgage Loan Trust, 5.700%, due 01/25/35	75,137
87,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	84,630
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	10,020
9,361	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	9,477
153,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	157,236
840,588	C	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	830,080
51,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	49,403
57,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	55,497
10,000	C	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	9,744
10,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	9,699
38,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	37,093
6,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	5,914
42,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	40,957
199,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	196,575
15,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	14,424
49,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	48,849
25,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	24,920
19,339	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	19,603
244,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	248,514
199,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	207,843
232,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	245,833
106,000		MASTR Alternative Loans Trust, Discount Note, due 12/25/36	106,000
307,219	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	306,764
822,377	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	807,472
2,497,006	C	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	2,502,322
31,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	31,675
25,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	25,183
180,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	176,786

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$232,288	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	$234,031
230,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	235,330
275,655	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	266,466
184,404	C	RAAC Series, 5.250%, due 09/25/34	182,240
134,203	C	RAST 2006-A10 A5, 6.500%, due 09/25/36	135,030
145,976	+,C	Thornburg Mortgage Securities Trust, 5.720%, (step rate 6.060%), due 09/25/34	146,758
18,806	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	18,986
20,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	20,536
246,194	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	241,191
1,500,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.567%, due 01/25/47	1,500,000
1,000,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.596%, due 01/25/47	1,001,250
446,632	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.728%, due 05/25/46	447,766
626,586	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	628,894
687,640	C	Washington Mutual, Inc., 5.598%, due 11/25/46	687,506
1,375,281	C	Washington Mutual, Inc., 5.667%, due 11/25/46	1,375,013
708,485	C	Washington Mutual, Inc., 5.882%, due 11/25/46	710,063
128,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	124,711
600,240	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	592,315
491,617	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	489,388
Total Collateralized Mortgage Obligations (Cost $20,633,031)			20,480,530

Shares			Value
MUNICIPAL BONDS: 0.2%
		California: 0.0%
$120,000	C	City of San Diego, 7.125%, due 06/01/32	$123,731
			123,731
		Louisiana: 0.1%
300,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	300,000
			300,000
		Michigan: 0.1%
265,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	275,065
Total Municipal Bonds (Cost $684,984)			698,796
Total Long-Term Investments (Cost $245,390,422)			283,643,723
SHORT-TERM INVESTMENTS: 21.9%

	Commercial Paper: 1.8%
1,347,000	Concord Minutemen Capital Co., LLC, 5.250%, due 02/06/07	1,339,768
1,000,000	Crown Point, 5.270%, due 04/17/04	984,570
3,000,000	Tulip Funding Co., 5.320%, due 01/02/07	2,999,114
Total Commercial Paper (Cost $5,323,452)		5,323,452
	Repurchase Agreement: 7.1%
$21,223,000	Deutsche Bank Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $21,235,380 to be received upon repurchase (Collateralized by $21,686,000 various U.S. Government Agency Obligations, 3.800%-4.375%, Market Value plus accrued interest $21,647,795, due 01/18/08-09/17/10)	21,223,000
Total Repurchase Agreement (Cost $21,223,000)		21,223,000
	Securities Lending CollateralCC: 13.0%
38,901,277	The Bank of New York Institutional Cash Reserves Fund	38,901,277
Total Securities Lending Collateral (Cost $38,901,277)		38,901,277
Total Short-Term Investments (Cost $65,447,729)		65,447,729

Total Investments in Securities (Cost $310,838,151)*	116.6%	$349,091,452
Other Assets and Liabilities - Net	(16.6)	(49,682,293)
Net Assets	100.0%	$299,409,159

@  Non-income producing security

@@  Foreign Issuer

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $313,375,851.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,120,863
Gross Unrealized Depreciation	(2,405,262)
Net Unrealized Appreciation	$35,715,601

VP Strategic Allocation Moderate Open Futures Contracts on December 31, 2006:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 400 E-Mini	1	81,130	3/16/07	$(1,322)
S&P 500	2	714,200	3/15/07	6,991
U.S. Treasury 2-Year Note	46	9,385,438	3/30/07	(33,421)
U.S. Treasury 5-Year Note	2	210,125	3/30/07	(2,289)
U.S. Treasury 10-Year Note	66	7,092,938	3/21/07	(99,249)
				$(129,290)
Short Contracts
90-Day Eurodollar	59	(13,965,300)	3/19/07	$3,849
U.S. Treasury Long Bond	45	(5,014,688)	3/21/07	108,995
				$112,844

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING VP Index Plus LargeCap Portfolio
Class I	NII	$0.1713
Class S	NII	$0.1506
ING VP Index Plus MidCap Portfolio
Class I	NII	$0.1159
Class S	NII	$0.0862
All Classes	STCG	$0.7359
All Classes	LTCG	$0.6809
ING VP Index Plus SmallCap Portfolio
Class I	NII	$0.0697
Class S	NII	$0.0451
All Classes	STCG	$0.3631
All Classes	LTCG	$0.5500

Fund Name	Type	Per Share Amount
ING VP Strategic Allocation Conservative Portfolio
Class I	NII	$0.3541
Class S	NII	$0.3519
All Classes(1)	STCG	$0.0632
All Classes(1)	LTCG	$0.3687
ING VP Strategic Allocation Growth Portfolio
Class I	NII	$0.2187
Class S	NII	$0.2139
All Classes(1)	LTCG	$0.2110
ING VP Strategic Allocation Moderate Portfolio
Class I	NII	$0.2716
Class S	NII	$0.2592
All Classes(1)	LTCG	$0.3209

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
(1)  Except Class ADV which commenced operations after the distribution occurred.

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Index Plus LargeCap Portfolio	100.00%
ING VP Index Plus MidCap Portfolio	18.16%
ING VP Index Plus SmallCap Portfolio	21.52%
ING VP Strategic Allocation Conservative Portfolio	19.18%
ING VP Strategic Allocation Growth Portfolio	73.06%
ING VP Strategic Allocation Moderate Portfolio	45.87%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Companies are managed under the direction of the Board. A director who is not an interested person of the Companies, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Companies are listed below. The Statement of Additional Information includes additional information about directors of the Portfolios and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	36	President, Academy of Economics and Finance (February 2006 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 -October 2002).	36	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 - Present	Self-Employed Consultant (June 2000 - Present).	36	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 - Present	Retired. Formerly, President, Thompson Enterprises (September 2004 - September 2005); and formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	36	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (April 2005 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1966 - September 2000).	36	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	36	None

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING GET Fund, ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to each Portfolio covered in this Annual Report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING VP Index Plus LargeCap Portfolio

In evaluating the investment performance of ING VP Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, three- and ten-year periods, but underperformed for the one- and five-year periods; (2) the Portfolio outperformed its benchmark index for the ten-year period, but underperformed for all other periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and ten-year periods, in the third quintile for the year-to-date, one- and three-year periods and in the fourth quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Portfolio and, in April 2006, added another portfolio manager with day-to-day responsibility for the Portfolio. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Portfolio's targeted tracking error to enhance returns and better position the Portfolio relative to its peers. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING VP Index Plus MidCap Portfolio

In evaluating the investment performance of ING VP Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the three-year period, but underperformed for all other periods presented; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the three- and five-year periods and in the fourth quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Portfolio and, in April 2006, added another portfolio manager with day-to-day responsibility for the Portfolio. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Portfolio's targeted tracking error to enhance returns and better position the Portfolio relative to its peers. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and is below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus SmallCap Portfolio

In evaluating the investment performance of ING VP Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the three- and five-year periods, but underperformed for the most recent calendar quarter, year-to-date and one-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the three-year period, in the third quintile for the year-to-date, one-, and five-year periods and in the fourth quintile for the most recent calendar quarter. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Portfolio and, in April 2006, added another portfolio manager with day-to-day responsibility for the Portfolio. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Portfolio's targeted tracking error to enhance returns and better position the Portfolio relative to its peers. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio equals the median and is below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Conservative Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Conservative Portfolio the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the three-year period, but underperformed for all other periods presented; and (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the three-year period and in the fourth quintile for all other periods presented. The Board noted that the co-portfolio manager for the Portfolio was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Conservative Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING VP Strategic Allocation Moderate Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Moderate Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the three- and five-year periods, but underperformed for all other periods presented; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the three- and five-year periods, in the fourth quintile for the most recent calendar quarter and year-to-date period, and in the fifth quintile for the one- and ten-year periods. The Board noted that the co-portfolio manager for the Portfolio was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Moderate Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Growth Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the five-year period, but underperformed for all other periods presented; and (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the five-year period, in the third quintile for the three-year period, in the fourth quintile for the year-to-date and ten-year periods, and in the fifth quintile for the most recent calendar quarter and one-year period. The Board noted that the co-portfolio manager for the Portfolio was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Growth Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

INF Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AIP/SAIS

(1206-022607)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $14,816 for year ended December 31, 2006 and $16,938 for year ended December 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,987 for year ended December 31, 2006 and $5,700 for year ended December 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,350 in the year ended December 31, 2006 and $9,915 in the year ended December 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

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not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:             2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $812,400 for year ended December 31, 2006 and $286,554 for year ended December 31, 2005.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2007

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